Exhibit 10.4
EXECUTION VERSION
MASTER CREDIT FACILITY AGREEMENT
BY AND AMONG
CSP COMMUNITY OWNER, LLC,
CPT COMMUNITY OWNER, LLC
AND
RED MORTGAGE CAPITAL, INC.
DATED AS OF
September 24, 2008
Master Credit Facility Agreement
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Master Credit Facility Agreement
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EXHIBITS

EXHIBIT A	Schedule of Initial Mortgaged Properties and Initial Valuations
EXHIBIT B	RESERVED
EXHIBIT C	RESERVED
EXHIBIT D	RESERVED
EXHIBIT E	Confirmation of Guaranty
EXHIBIT F	Compliance Certificate
EXHIBIT G-1	Borrower Organizational Certificate
EXHIBIT G-2	Guarantor Organizational Certificate
EXHIBIT H	Conversion Request
EXHIBIT I	Master Credit Facility Agreement Conversion Amendment
EXHIBIT J	Rate Form
EXHIBIT K	RESERVED
EXHIBIT L	Advance Request
EXHIBIT M	Request (Addition/Release)
EXHIBIT N	Confirmation of Obligations
EXHIBIT O	Expansion Request
EXHIBIT P	Facility Termination Request
EXHIBIT Q	Amendment to Master Credit Facility Agreement
EXHIBIT R	Credit Facility Termination Request
EXHIBIT S	RESERVED
EXHIBIT T	RESERVED
EXHIBIT U	Cash Collateral, Security and Custody Agreement
EXHIBIT V-1	Letter of Credit (Foreign)
EXHIBIT V-2	Letter of Credit (Domestic)
EXHIBIT W-1	Bank Legal Opinion (Foreign)
EXHIBIT W-2	Bank Legal Opinion (Domestic)
EXHIBIT X	Form of Rent Roll

APPENDIX I	Definitions

SCHEDULE I	List of Borrowers
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MASTER CREDIT FACILITY AGREEMENT
THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 24th day of September, 2008, by and among (i) CSP COMMUNITY OWNER, LLC and CPT COMMUNITY OWNER, LLC, each as borrower hereunder; (ii) RED MORTGAGE CAPITAL, INC., an Ohio corporation; and (iii) CAMDEN PROPERTY TRUST, a Real Estate Investment Trust organized under the laws of the State of Texas and CAMDEN SUMMIT PARTNERSHIP, L.P., a Delaware limited partnership organized under the laws of the State of Delaware.
RECITALS
A. Borrower owns one (1) or more Multifamily Residential Properties (unless otherwise defined or the context clearly indicates otherwise, capitalized terms shall have the meanings ascribed to such terms in Appendix I of this Agreement) as more particularly described in Exhibit A to this Agreement.
B. Borrower has requested that Lender establish a $380,000,000 Credit Facility in favor of Borrower, comprised initially of (a) a $175,000,000 Variable Facility, all or part of which can be converted to a Fixed Facility in accordance with, and subject to, the terms and conditions of this Agreement and (b) a $205,000,000 Fixed Facility.
C. To secure the obligations of Borrower under this Agreement and the other Loan Documents issued in connection with the Credit Facility, Borrower shall create a Collateral Pool in favor of Lender. The Collateral Pool shall be comprised of (i) the Multifamily Residential Properties listed on Exhibit A and (ii) any other collateral pledged to Lender from time to time by Borrower pursuant to this Agreement or any other Loan Documents.
D. Each Note and Security Document related to the Mortgaged Properties comprising the Collateral Pool shall be cross-defaulted (i.e., a default under any Note, Security Document relating to the Collateral Pool and under this Agreement, shall constitute a default under each Note, Security Document and this Agreement related to the Mortgaged Properties comprising the Collateral Pool) and cross-collateralized (i.e., each Security Instrument related to the Mortgaged Properties within the Collateral Pool shall secure all of Borrower’s obligations under this Agreement and the other Loan Documents) and it is the intent of the parties to this Agreement that, after an Event of Default, Lender may accelerate any Note without needing to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without needing to exercise and perfect its rights and remedies with respect to any other Mortgaged Property and that any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full
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amount outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied as determined by Lender in its sole and absolute discretion.
E. Subject to the terms, conditions and limitations of this Agreement, Lender has agreed to establish the Credit Facility.
NOW, THEREFORE, Borrower, Lender, Camden and Camden Summit in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:
ARTICLE 1
THE COMMITMENT
Section 1.01. The Commitment.
Subject to the terms, conditions and limitations of this Agreement:
(a) Variable Facility Commitment. Subject to the provisions of Section 2.06, Lender agrees to make Variable Advances to Borrower from time to time during the Variable Facility Availability Period. The aggregate principal balance of the Variable Advances Outstanding at any time shall not exceed the Variable Facility Commitment. Except during such time as one Mortgaged Property remains in the Collateral Pool, no Variable Advances shall be made, or be permitted to remain Outstanding unless the aggregate of Variable Advances Outstanding is at least $25,000,000. The borrowing of a Variable Advance shall permanently reduce the Variable Facility Commitment by the original principal amount of such Variable Advance. Borrower may not re-borrow any part of the Variable Advance which it has previously borrowed and repaid. Except as set forth in Section 2.06 of this Agreement, no Variable Advances shall be made as a result of increases in the Valuation of any Mortgaged Property.
(b) Fixed Facility Commitment. Subject to the provisions of Section 2.06, Lender agrees to make Fixed Advances to Borrower from time to time during the Fixed Facility Availability Period. The aggregate original principal of the Fixed Advances shall not exceed the Fixed Facility Commitment. The borrowing of a Fixed Advance shall permanently reduce the Fixed Facility Commitment by the original principal amount of such Fixed Advance. Borrower may not re-borrow any part of the Fixed Advance which it has previously borrowed and repaid. Except as set forth in Section 2.06, no Fixed Advances shall be made as a result of increases in the Valuation of any Mortgaged Property.
Section 1.02. Requests for Advances.
Borrower shall request an Advance by giving Lender an Advance Request in accordance with Section 6.01. The Advance Request shall indicate whether the Request is for a Fixed Advance, a Variable Advance or both.
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Section 1.03. Maturity Date of Advances; Amortization.
(a) Variable Advances; Amortization. The maturity date of each Variable Advance shall be the earlier of (i) the Variable Facility Termination Date, (ii) the maturity date of the applicable outstanding DMBS, or (iii) such other maturity date referenced in any Variable Facility Note. The maturity date of any Variable Advance shall be specified by Borrower for such Variable Advance, provided that such maturity date shall be no earlier than the date that is the first day of the month following the date five (5) years after the Closing Date of such Variable Advance and not later than the Variable Facility Termination Date, except as permitted in Section 2.06. Not less than thirty (30) Business Days prior to the maturity date of the applicable outstanding DMBS, the relevant Borrower may request that the Variable Advance backing the outstanding DMBS be refinanced through the sale of a new DMBS using the DMBS Refinance Request Form (in the form attached to the Variable Facility Note) or converted to a Fixed Advance which, in each instance shall take effect on the maturity date of the outstanding DMBS and shall be funded by the sale of a single DMBS, in an amount sufficient to fund the aggregate outstanding principal balance of such Variable Advance. No Borrower may refinance any Variable Advance on or after the Variable Facility Termination Date. The DMBS Issue Date shall be the first day of the month in which the DMBS is issued, and the maturity date of the DMBS funding each Variable Advance shall be specified by Borrower in its Advance Request, which date shall be three, six or nine full months after the DMBS Issue Date; provided, however, in connection with a release or an addition of a Mortgaged Property and subject to Borrower’s payment to Lender of an administrative fee of $1,500, the maturity date of the DMBS funding a Variable Advance shall be one or two full months after the DMBS Issue Date.
For these purposes, a year shall be deemed to consist of twelve (12) 30-day months. For example, the date which completes three full months after September 1 shall be December 1; and the date which completes three full months after January 1 shall be April 1. The Indebtedness extended to Borrower hereunder through Variable Advances shall not require amortization.
(b) Fixed Advances; Amortization. The maturity date of any Fixed Advance shall be specified by Borrower for such Fixed Advance, provided that such maturity date shall be no earlier than the date that is the first day of the month following the date five (5) years after the Closing Date of such Fixed Advance, provided that no maturity date shall be after October 1, 2019. Fixed Advances shall be payable interest only and shall not require amortization.
(c) Prepayment.
(i) Fixed Advances are not prepayable at any time, provided that, notwithstanding the foregoing, Borrower may prepay all or a portion of any Fixed Advance pursuant to the yield maintenance provisions of the Fixed Facility Note.
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(ii) Subject to the terms and conditions of the Variable Facility Note, the Indebtedness extended to Borrowers hereunder through Variable Advances is prepayable in whole or in part at any time.
Section 1.04. Interest on Advances.
(a) Partial Month Interest. Notwithstanding anything to the contrary in this Section 1.04, if an Advance is not made on the first day of a calendar month, and the DMBS Issue Date is the first day of the month following the month in which the Advance is made, Borrower shall pay interest on the original stated principal amount of the Advance for the partial month period commencing on the Closing Date for the Advance and ending on the last day of the calendar month in which the Closing Date occurs. Borrower shall pay interest for such partial month on any Variable Advance at a rate per annum equal to the greater of (1) the Coupon Rate as determined in accordance with Section 1.05 and (2) a rate determined by Lender, based on Lender’s cost of funds and approved at least three (3) Business Days prior to such Advance, in writing, by Borrower, and (3) Fixed Advance at a rate, per annum equal to the greater of (i) the interest rate described in subsection (c)(i) of this Section 1.04 and (ii) a rate determined by Lender, based on Lender’s cost of funds, and approved at least three (3) Business Days prior to such Advance, in writing, by Borrower.
(b) Variable Advances.
(i) Discount. Subject to Section 1.04(a), each Variable Advance shall be a discount loan. The original stated principal amount of a Variable Advance shall be the sum of the Price and the Discount. The Price and Discount of each Variable Advance shall be determined in accordance with the procedures set forth in Section 1.03. The proceeds of the Variable Advance made available by Lender to Borrower will equal the Price. Borrower shall pay to Lender, in advance of Lender making the initial Variable Advance requested by Borrower, the entire Discount for the Variable Advance as estimated by or determined by Lender. With respect to any subsequent Variable Advances, Borrower shall pay to Lender the Discount for the Variable Advance in monthly installments. Each monthly installment shall be equal to the product of (1) a fraction with one as the numerator and the number of months in the term of the applicable DMBS as the denominator, multiplied by (2) the Discount calculated on the applicable then Outstanding DMBS (for example, if the DMBS term is three (3) months and the entire Discount is $100,000, such monthly installments shall equal one third (1/3) of the entire Discount (i.e. $33,333). The first installment shall be payable on or prior to the Closing Date of such Variable Advance. Subsequent installments shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month following the DMBS Issue Date, to the first day of the month prior to the maturity date of such DMBS.
(ii) Variable Facility Fee. In addition to paying the Discount and the partial month interest, if any, Borrower shall pay monthly installments of the Variable Facility Fee to Lender for each Variable Advance Outstanding from the applicable DMBS Issue Date to
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its maturity date. The Variable Facility Fee shall be payable in advance, in accordance with the terms of the Variable Facility Note. The first installment shall be payable on or prior to the Closing Date for the Variable Advance and shall apply to the first full calendar month of the DMBS issued in connection with such Variable Advance. Subsequent installments shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month of such DMBS, to its maturity date. Each installment of the Variable Facility Fee shall be in an amount equal to the product of (1) the Variable Facility Fee, (2) the Variable Advance Outstanding, and (3) 1/12.
(c) Fixed Advances.
(i) Annual Interest Rate. Each Fixed Advance shall bear interest at a rate, per annum, equal to the Cash Interest Rate for such Fixed Advance.
(ii) Monthly Payment. In addition to paying the partial month interest, if any, Borrower shall pay monthly installments of the Cash Interest Rate to Lender for each Fixed Advance from the first day of the month following the Closing Date for such Advance, to its maturity date. The Cash Interest Rate shall be payable in arrears, in accordance with the terms of the Fixed Facility Note. The first installment shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month of such Advance, to its maturity date.
Section 1.05. Coupon Rates for Advances.
(a) Variable Advances. The Coupon Rate applicable to a Variable Advance shall mean the sum of (1) an imputed interest rate as determined by Lender (rounded to three places) payable for the DMBS pursuant to the DMBS Commitment (“DMBS Imputed Interest Rate”) and (2) the Variable Facility Fee.
(b) Fixed Advances. The Coupon Rate applicable to a Fixed Advance shall be the rate of interest applicable to such Fixed Advance pursuant to Section 1.11.
Section 1.06. Notes.
(a) Variable Advances. The obligation of Borrower to repay the Variable Advances shall be evidenced by the Variable Facility Notes. The Variable Facility Notes shall be payable to the order of Lender and shall be made in the original principal amount of each Variable Advance.
(b) Fixed Advances. The obligation of Borrower to repay the Fixed Advances shall be evidenced by the Fixed Facility Notes. The Fixed Facility Notes shall be payable to the order of Lender and shall be made in the original principal amount of each Fixed Advance.
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Section 1.07. Reserved.
Section 1.08. Conversion from Variable Facility Commitment to Fixed Facility Commitment.
Except as provided in Section 1.09, Borrower shall have the right, from time to time during the Fixed Facility Availability Period, or thereafter with the prior written consent of Lender, to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment. The Variable Facility Commitment shall automatically be reduced by, and the Fixed Facility Commitment shall be automatically increased by, the amount of each conversion. Borrower shall not be required to pay any fee maintenance in connection with any such conversion.
(a) Request. To convert all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment, Borrower shall deliver a Conversion Request to Lender. Each Conversion Request shall designate (1) the amount of the Variable Facility Commitment to be converted, and (2) any Variable Advances Outstanding that will be prepaid on or before the Closing Date for the conversion as required by Section 1.09.
(b) Closing. Subject to Section 1.09 and provided that all conditions contained in Section 1.10 are satisfied, Lender shall permit the requested conversion to close at offices designated by Lender on a Closing Date selected by Lender, and occurring on the maturity date of the applicable outstanding DMBS within thirty (30) Business Days after Lender’s receipt of the Conversion Request (or on such other date as Borrower and Lender may agree). At the closing, Lender and Borrower shall execute and deliver, at the sole cost and expense of Borrower, in form and substance satisfactory to Lender, the Conversion Documents.
(c) Minimum Remaining Amount of Variable Advances. After the closing of any conversion, if any Variable Advances remain Outstanding, the minimum aggregate principal amount Outstanding of such remaining Variable Advances shall be not less than $25,000,000, subject to Section 1.01(a) of this Agreement. If the aggregate principal amount Outstanding of Variable Advances is less than $25,000,000, such Variable Advances must be converted to Fixed Advances pursuant to the terms of this Section and Sections 1.09 and 1.10.
Section 1.09. Limitations on Right to Convert.
Borrower’s right to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the following limitations:
(a) Closing Date. The Closing Date shall occur during the Fixed Facility Availability Period.
(b) Minimum Request. Each Conversion Request shall be in the minimum amount of $5,000,000.
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(c) Obligation to Prepay Variable Advances. Borrower shall prepay any difference by which, after the conversion, the aggregate unpaid principal balance of all Variable Advances Outstanding will exceed the Variable Facility Commitment, unless otherwise agreed to by Lender.
Section 1.10. Conditions to Conversion.
The conversion of all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the satisfaction, on or before the Closing Date, of the conditions precedent contained in Section 6.08 and Section 6.11 and all applicable General Conditions contained in Section 6.01.
Section 1.11. Yield Maintenance.
At such time as Borrower requests the first Fixed Advance, or, if prior in time, elects to convert all or a portion of the Variable Facility Commitment to a Fixed Facility Commitment, Borrower shall select yield maintenance with respect to Fixed Advances. Borrower shall notify Lender of such selection on the Advance Request for the first Fixed Advance or on the first Conversion Request, as applicable. The terms and conditions of yield maintenance are contained in the Fixed Facility Notes. The selection of Borrower as to yield maintenance made at the time of the first Advance Request for a Fixed Advance or the first Conversion Request shall apply to all Fixed Advances made pursuant to this Agreement.
Section 1.12. Interest Rate Cap.
To protect against fluctuations in interest rates during the term, pursuant to the terms of the Pledge, Interest Rate Cap Agreement, Borrower shall make arrangements for a Three-Month LIBOR-based interest rate cap in form and substance satisfactory to Lender with a counterparty satisfactory to Lender (“Interest Rate Cap”) to be in place and maintained at all times with respect to the portion of the Variable Facility Commitment which has been funded and remains Outstanding. As set forth in the Pledge, Interest Rate Cap Agreement, Borrower agrees to pledge its right, title and interest in the Interest Rate Cap to Lender as additional collateral for the Indebtedness.
ARTICLE 2
THE ADVANCES
Section 2.01. Rate Setting for an Advance.
Rates for an Advance shall be set in accordance with the following procedures:
(a) Preliminary, Nonbinding Quote. At Borrower’s request, Lender shall quote an estimate of the Cash Interest Rate (for a proposed Fixed Advance) or DMBS Imputed Interest Rate (for a proposed Variable Advance). Lender’s quote shall be based on (1) in the
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case of a proposed Variable Advance, a solicitation of bids from institutional investors selected by Lender in the case of an DMBS execution or, in the case of a Fixed Advance, the rate quoted by Fannie Mae for a cash execution and (2) the proposed terms and amount of the Advance selected by Borrower. The quote shall not be binding upon Lender.
(b) Rate Setting. Borrower may submit to Lender, by facsimile transmission before 1:00 p.m. Washington, D.C. time on any Business Day (“Rate Setting Date”), a completed and executed Rate Form. The Rate Form shall specify the amount, term, DMBS Issue Date, Variable Facility Fee, any breakage fee deposit amount, as required by Lender, the proposed maximum Coupon Rate (“Maximum Annual Coupon Rate”) or Cash Interest Rate, as applicable, and Closing Date for the Advance.
(c) Rate Confirmation. In the case of a DMBS execution, within one (1) Business Day after receipt of the Rate Form and upon satisfaction of all of the conditions to Lender’s obligation to make the Advance, Lender shall solicit bids from institutional investors selected by Lender based on the information in the Rate Form and, provided the actual Coupon Rate would be at or below the Maximum Annual Coupon Rate, shall obtain a commitment (“DMBS Commitment”) for the purchase of an DMBS having the bid terms described in the related Rate Form. In the case of a cash execution, within one (1) Business Day after receipt of the Rate Form, Lender shall obtain a commitment from Fannie Mae (“Fannie Mae Commitment”) for the purchase of the proposed Advance having the terms described in the related Rate Form. Lender shall then complete and countersign the Rate Form thereby confirming the amount, term, and Closing Date for the Advance, in the case of a Variable Advance, the DMBS Issue Date, DMBS Delivery Date or DMBS Imputed Interest Rate, Variable Facility Fee, Coupon Rate, Discount and Price, and in the case of a Fixed Advance, the Cash Interest Rate and shall immediately deliver by facsimile transmission the Rate Form to Borrower.
Section 2.02. DMBS Refinance Confirmation Form for Rollover Variable Advances.
Not later than four (4) Business Days before the Closing Date for a Rollover Variable Advance, Borrower shall execute and deliver to Lender a fully executed DMBS Refinance Confirmation Form (in the form attached to the Variable Facility Note).
Section 2.03. Breakage and other Costs.
If Lender obtains, and then fails to fulfill, the DMBS Commitment or Fannie Mae Commitment because the Advance is not made (for a reason other than Lender’s default), Borrower shall pay all reasonable out-of-pocket costs payable to the potential investor and other reasonable costs, fees and damages incurred by Lender in connection with its failure to fulfill the DMBS Commitment or Fannie Mae Commitment. Lender reserves the right to require Borrower to post a deposit at the time the DMBS Commitment or Fannie Mae Commitment is obtained.
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Such deposit shall be refundable to Borrower upon the delivery of the related DMBS or the purchase of the Advance for cash by Fannie Mae.
Section 2.04. Advances.
Borrower may deliver an Advance Request to Lender.
(a) If the Advance Request is to obtain the Initial Advance and all conditions precedent contained in Section 6.08 and Section 6.11 and the General Conditions contained in Section 6.01 are satisfied on or before the Closing Date for the Initial Advance, Lender shall make the Initial Advance on the Initial Closing Date or on such other date as Borrower and Lender may agree.
(b) If the Advance Request is to obtain a Future Advance, such Advance Request shall be in the minimum amount of $3,000,000 or the remaining unfunded amount of the Commitment with respect to the last Advance if less. If all conditions precedent contained in Section 6.08 and Section 6.11 and the General Conditions contained in Section 6.01 are satisfied, Lender shall make the requested Future Advance, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, which date shall be not more than three (3) Business Days after Borrower’s receipt from Lender of the confirmed Rate Form (or on such other date as Borrower and Lender may agree).
Section 2.05. Determination of Allocable Facility Amount and Valuations.
(a) Initial Determinations. On the Initial Closing Date, Lender shall determine (1) the Allocable Facility Amount and Valuation for each Initial Mortgaged Property, the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio, (2) the amount of the Advance, and (3) the Commitment amount. Subject to Section 2.05(b), the determinations made as of the Initial Closing Date shall remain unchanged until the First Anniversary. Changes in Allocable Facility Amount, Valuations, the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio shall be made pursuant to Section 2.05(b).
(b) Monitoring Determinations. Once each Calendar Quarter or, if the Commitment consists only of a Fixed Facility Commitment, once each Calendar Year, within twenty (20) Business Days after Borrower has delivered to Lender the reports required in Section 8.03, Lender shall determine the Aggregate Debt Service Coverage Ratio, the Aggregate Loan to Value Ratio, the Valuations and the Allocable Facility Amounts and whether Borrower is in compliance with the other covenants set forth in the Loan Documents. After the First Anniversary, on an annual basis, and if Lender decides that changed market or property conditions warrant, Lender shall redetermine Allocable Facility Amounts and Valuations. Lender shall also redetermine Allocable Facility Amounts to take account of any addition or release of Collateral or other event that invalidates the outstanding determinations. In
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determining Valuations, Lender shall use Cap Rates based on its internal survey and analysis of cap rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as Lender deems appropriate and without any obligation to use any information provided by Borrower. If Lender is unable to determine a Cap Rate for a Mortgaged Property, Lender shall have the right, with the prior consent of Borrower, not more than once annually, to obtain, at Borrower’s expense, a market study in order to establish a Cap Rate. In the event Borrower fails to consent to Lender obtaining a market study, Lender shall determine the Cap Rate in its sole discretion. Lender shall promptly disclose its determinations to Borrower. Until redetermined, the outstanding Allocable Facility Amounts and Valuations shall remain in effect. Notwithstanding anything in this Agreement to the contrary, no change in Allocable Facility Amounts, Valuations, the Aggregate Loan to Value Ratio or the Aggregate Debt Service Coverage Ratio shall, unless resulting from the concurrent removal of Collateral from the Collateral Pool, (1) result in a Potential Event of Default or Event of Default, (2) require the prepayment of any Advances, (3) require the addition of Collateral to the Collateral Pool, or (4) preclude the request of a Rollover Variable Advance.
Section 2.06. Future Advances Made on Increased Values.
Notwithstanding anything to the contrary in this Agreement, not more than one (1) time per Calendar Year after the First Anniversary and before October 1, 2016, Borrower shall be entitled to Future Advances based on decreases in the Aggregate Loan to Value Ratio and increases in the Aggregate Debt Service Coverage Ratio as determined by Lender in accordance with this Agreement and based on Lender’s determination that such Future Advance may be made pursuant to Lender’s Underwriting Requirements and pursuant to the terms and conditions of the Loan Documents. Any such Future Advance with a term of less than five (5) years shall be a Variable Advance and the maximum amount of any such Future Advance shall be equal to the amount which, when combined with Advances already outstanding, equals the maximum amount of Advances that could be outstanding based upon the Coverage and LTV Tests. No such Future Advance shall be permitted if there are Outstanding Advances in the full amount of the Variable Facility Commitment and the Fixed Facility Commitment, as applicable, and as may have been expanded pursuant to Section 4.01. Borrower shall pay all reasonable costs related to such Future Advance requested under this Section 2.06 (whether or not such Future Advance is actually made), including but not limited to Appraisal costs, environmental site assessment costs, physical needs assessment costs, Lender’s nonrefundable due diligence fee of $5,000 payable at the time a Request for a Future Advance is made, a Borrow Up Fee, all legal fees incurred by Lender and Fannie Mae in connection with such proposed Future Advance. In relation to any Future Advance made pursuant to this Section 2.06, Borrower shall be obligated to pay a variable facility fee or a fixed facility fee, as applicable, determined in accordance with the requirements of the Fannie Mae “Supplemental Loan” product line then in effect. Borrower shall request such Future Advance by giving Lender an Advance Request in accordance with Section 2.04.
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ARTICLE 3
COLLATERAL CHANGES
Section 3.01. Right to Add Collateral.
Subject to the terms and conditions of this Article, Borrower shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool.
Section 3.02. Procedure for Adding Collateral.
The procedure for adding Collateral contained in this Section 3.02 shall apply to all additions of Collateral.
(a) Request. From time to time, and subject to the limitations set forth in Section 15.17, Borrower may deliver to Lender an Addition Request to add one (1) or more Multifamily Residential Properties to the Collateral Pool. Each Addition Request shall be accompanied by the following: (1) the quality and type of property-related information required by Lender in connection with the Initial Advances made hereunder and any additional information Lender may reasonably request; and (2) the payment of all Additional Collateral Due Diligence Fees.
(b) Underwriting. Borrower may add any Additional Mortgaged Property provided that, after such addition, the proposed Additional Mortgaged Property must itself have a Debt Service Coverage Ratio of not less than 1.55 with respect to the portion of the Allocated Facility Amount for such Additional Mortgaged Property drawn from the Fixed Facility Commitment and 1.30 with respect to the portion of the Allocated Facility Amount for such Additional Mortgaged Property drawn from the Variable Facility Commitment, and its Loan to Value Ratio must not exceed fifty-five percent (55%), or, after such addition, the Collateral Pool must satisfy the Coverage and LTV Tests, provided that the Additional Mortgage Property has a Debt Service Coverage Ratio of not less than 1.35 with respect to the portion of the Allocated Facility Amount for such Additional Mortgaged Property drawn from the Fixed Facility Commitment and 1.10 with respect to the portion of the Allocated Facility Amount for such Additional Mortgaged Property drawn from the Variable Facility Commitment, and its Loan to Value Ratio must not exceed sixty-five percent (65%). Lender shall evaluate the proposed Additional Mortgaged Property in accordance with the Underwriting Requirements and shall make underwriting determinations as to the Debt Service Coverage Ratio and the Loan to Value Ratio of the proposed Additional Mortgaged Property and the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio applicable to the Collateral Pool on the basis of the lesser of (1) the acquisition price of the proposed Additional Mortgaged Property if purchased by Borrower within twelve (12) months of the related Addition Request, and (2) a Valuation made with respect to the proposed Additional Mortgaged Property. Within thirty (30) Business Days after receipt of (i) the Addition Request and (ii) all reports, certificates and documents required
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by the Underwriting Requirements, including a zoning analysis required by Lender in connection with similar loans anticipated to be sold to Fannie Mae, Lender shall notify Borrower whether it has determined whether the proposed Additional Mortgaged Property meets the Underwriting Requirements and the other conditions for addition set forth in this Agreement. If Lender determines that the proposed Additional Mortgaged Property meets the Underwriting Requirements and the other conditions set forth in this Agreement, it shall set forth the Aggregate Debt Service Coverage Ratio, the Aggregate Loan to Value Ratio, and the amount of the Advance that Lender estimates shall result from the addition of the proposed Additional Mortgaged Property. Within five (5) Business Days after receipt of Lender’s written consent to the Addition Request, Borrower shall notify Lender in writing whether it elects to add the proposed Additional Mortgaged Property to the Collateral Pool. If Borrower fails to respond within the period of five (5) Business Days, it shall be conclusively deemed to have elected not to add the proposed Additional Mortgaged Property to the Collateral Pool.
(c) Closing. If Lender determines that the proposed Additional Mortgaged Property meets the conditions set forth in this Agreement, Borrower timely elects to add the proposed Additional Mortgaged Property to a Collateral Pool and all conditions precedent contained in Section 6.04, Section 6.11 and Section 6.12 and all General Conditions contained in Section 6.01 are satisfied, the proposed Additional Mortgaged Property shall be added to the Collateral Pool, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, occurring within thirty (30) Business Days after Lender’s receipt of Borrower’s election (or on such other date as Borrower and Lender may agree).
Section 3.03. Right to Obtain Releases of Collateral.
Subject to the terms and conditions of this Article 3 and the limitations set forth in Section 15.17, Borrower shall have the right from time to time to obtain a release of Collateral from the Collateral Pool.
Section 3.04. Procedure for Obtaining Releases of Collateral.
(a) Request. To obtain a release of Collateral from the Collateral Pool, Borrower shall deliver a Release Request to Lender. Upon delivery of the Release Request, Borrower shall not be permitted to re-borrow any amounts that will be prepaid in connection with the release of Collateral.
(b) Closing. If all conditions precedent contained in Section 6.11 and all General Conditions contained in Section 6.01 are satisfied, Lender shall cause the Release Mortgaged Property to be released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, and occurring within thirty (30) days after Lender’s receipt of the Release Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and
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expense of Borrower, the Release Documents. Borrower shall prepare the Release Documents and submit them to Lender for its review.
(c) Release Price. The “Release Price” for each Release Mortgaged Property means the greater of (1) one hundred percent (100%) of the Allocable Facility Amount for the Release Mortgaged Property and (2) one hundred percent (100%) of the amount, if any, of Advances Outstanding that are required to be repaid by Borrower to Lender in connection with the proposed release of the Release Mortgaged Property from the Collateral Pool so that, immediately after the release, the Coverage and LTV Tests will be satisfied. In addition to the Release Price, Borrower shall pay to Lender all associated prepayment premiums and other amounts due under the Notes being repaid. In connection with a non-simultaneous substitution of Collateral pursuant to Section 3.06(c)(ii) of this Agreement, Borrower shall be permitted, in lieu of paying the Release Price, to post a Letter of Credit issued by a financial institution acceptable to Lender and having terms and conditions acceptable to Lender, having a face amount equal to the Release Price.
(d) Application of Release Price. Borrower shall determine whether the Release Price for the Release Mortgaged Property will be applied first against the Variable Advances Outstanding until there are no further Variable Advances Outstanding, or first against the prepayment of Fixed Advances Outstanding, so long as the prepayment is permitted under the applicable Fixed Facility Note. The remainder of the Release Price, if any, shall be held by Lender (or its appointed collateral agent) as Additional Collateral, in accordance with a security agreement and other documents in form and substance acceptable to Lender. Any such Additional Collateral remaining will be returned to Borrower on the Termination Date. If, on the date Borrower pays the Release Price, Variable Advances are Outstanding but not then due and payable, Lender shall hold the Release Price as Additional Collateral, until the next date on which Variable Advances are due and payable, at which time Lender shall apply the appropriate portion of the Release Price to such Variable Advances.
(e) Release of Borrower and Guarantor. Upon the release of a Mortgaged Property, the Borrower that is the owner of such Release Mortgaged Property shall be released of all obligations under this Agreement and the other Loan Documents with respect to the Release Mortgage Property, except for any provisions of this Agreement and the other Loan Documents that are expressly stated to survive any release or termination. In addition, each Borrower and Guarantor shall be released of all obligations related to the Release Mortgaged Property under this Agreement and the other Loan Documents except for any provisions of this Agreement and the other Loan Documents that are expressly stated to survive any release or termination.
Section 3.05. Right to Substitutions.
Subject to the terms and conditions of this Article 3 and the limitations sets forth in Section 15.17, Borrower shall have the right to obtain the release of the Mortgaged Property securing the Advances made to such Borrower by replacing such Mortgaged Property with a
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Multifamily Residential Property that meets the requirements of this Agreement (the “Substitute Mortgaged Property”) thereby effecting a “Substitution” of Collateral.
Section 3.06. Procedure for Substitutions.
(a) Request. Borrower shall deliver to Lender a completed and executed Substitution Request. Each Substitution Request shall be accompanied by the following: (i) the information required by the Underwriting Requirements with respect to the proposed Substitute Mortgaged Property and any additional information Lender reasonably requests; and (ii) the payment of all Additional Collateral Due Diligence Fees.
(b) Underwriting.
(i) Lender shall evaluate the proposed Substitute Mortgaged Property in accordance with the Underwriting Requirements including the then applicable underwriting floors, and shall make underwriting determinations as to (A) the Debt Service Coverage Ratio (calculated in each instance using an imputed amortization component based on a 30-year amortization schedule (regardless of the actual amortization of the Advance) and based on the interest rate equal to the greater of (1) the applicable underwriting interest rate floor, if any, or (2) the rate that equals the sum of (x) the base U.S. Treasury Index Rate for the Term of the Agreement as of the date of such Advance, plus (y) the anticipated investor spread calculated on a actual/360 basis) and (B) the Loan to Value Ratio on the basis of the lesser of (1) the acquisition price of the proposed Substitute Mortgaged Property if purchased by the applicable Borrower within twelve (12) months of the related Substitution Request and (2) a Valuation made with respect to the proposed Substitute Mortgaged Property.
(ii) A Substitution may be effected if the proposed Substitute Mortgaged Property satisfies the better of the following tests (i.e. the test which produces a lower Aggregate Loan to Value Ratio and a higher Aggregate Debt Service Coverage Ratio): (1) the Coverage and LTV Tests (calculated using the Allocable Facility Amount of the proposed Release Mortgaged Property) and (2) the Loan to Value Ratio and the Debt Service Coverage Ratio of the proposed Release Mortgaged Property. If necessary in order for the Collateral Pool to meet Coverage and LTV Tests after the Substitution, Borrower may prepay a portion of the Loan (including all prepayment premiums) pursuant to the terms of the Notes and this Agreement.
(iii) Within thirty (30) Business Days after receipt of (A) the Substitution Request and (B) all reports, certificates and documents required by the Underwriting Requirements and this Agreement, including a zoning analysis required by Lender in connection with similar loans anticipated to be sold to Fannie Mae, Lender shall notify the applicable Borrower whether the Substitute Mortgaged Property meets the requirements of this Section 3.06(b) and the Underwriting Requirements and the other requirements for the Substitution of a Mortgaged Property as set forth in this Agreement. Within five (5) Business Days after receipt of Lender’s written notice in response to the Substitution Request, Borrower
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shall notify Lender whether it elects to proceed with the Substitution. If Borrower fails to respond within the period of five (5) Business Days, it shall be conclusively deemed to have elected not to proceed with the Substitution.
(c) Closing. If Lender determines that the Substitution Request satisfies the conditions set forth herein, Borrower timely elects to proceed with the substitution, and all conditions precedent contained in Section 3.05, Section 3.06, Section 6.04, Section 6.05, Section 6.06, Section 6.11, Section 6.12 and all General Conditions contained in Section 6.01 are satisfied, the proposed Substitute Mortgaged Property shall be added in replacement of the Mortgaged Property being released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender and occurring —
(i) if the substitution of the proposed Substitute Mortgaged Property is to occur simultaneously with the release of the Release Mortgaged Property, within sixty (60) days after Lender’s receipt of the applicable Borrower’s election (or on such other date to which Borrower and Lender may agree); or
(ii) if the substitution of the proposed Substitute Mortgaged Property is to occur subsequent to the release of the Release Mortgaged Property, within ninety (90) days after the release of such Release Mortgaged Property (provided such date may be extended an additional ninety (90) days if Borrower provides evidence satisfactory to Lender of Borrower’s diligent efforts in finding a suitable proposed Substitute Mortgaged Property) (the “Property Delivery Deadline”) in accordance with the terms of this Section 3.06(c).
Section 3.07. Substitution Deposit.
(a) The Deposit. If a Substitution of the proposed Substitute Mortgaged Property is to occur subsequent to the release of the Release Mortgaged Property pursuant to Section 3.06(c)(ii), at the Closing Date of the release of the Release Mortgaged Property, Borrower shall deposit with Lender the “Substitution Deposit” described in Section 3.07(b) in the form of cash in a non-interest bearing account held by Lender or, in lieu of depositing cash for the Substitution Deposit, Borrower may post a Letter of Credit issued by a financial institution acceptable to Lender and having terms and conditions acceptable to Lender, having a face amount equal to the Substitution Deposit.
(b) Substitution Deposit Amount. The “Substitution Deposit” for each proposed substitution shall be an amount equal to the sum of (i) the Release Price, plus (ii) any and all of the fee maintenance for the DMBS, or the prepayment premium for a Note funded through a cash execution, calculated as of the end of the month in which the Property Delivery Deadline occurs, as if the Note (and applicable DMBS, if applicable) were to be prepaid in such month, plus (iii) interest on the Note (or Discount, if applicable, and if necessary as estimated by Lender) through the end of the month in which the Property Delivery Deadline occurs, if necessary as reasonably estimated by Lender, plus (iv) costs, expenses and fees of Lender pertaining to the substitution (the “Substitution Cost Deposit”). If a Substitution of the last
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remaining asset is taking place, the cash collateral or Letter of Credit must include, (A) any yield maintenance that would be due to the extent that the Fixed Advance must be prepaid to effect a Release at that time and (B) any Discount that would be due for any Variable Advance, as applicable, if necessary as reasonably estimated by Lender. The Substitution Cost Deposit shall be used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such substitution whether such substitution actually closes. In the event that the Borrower elects to post a Letter of Credit in lieu of cash for the Substitution Deposit, Borrower shall also be obligated to make any regularly scheduled payments of principal and interest due under the applicable Note during any period between the closing of the Release Mortgaged Property and the earlier of the closing of the Substitute Mortgaged Property and the date of prepayment of the Note, or the applicable DMBS.
(c) Failure to Close Substitution. If the substitution of the proposed Substitute Mortgaged Property does not occur by the Property Delivery Deadline in accordance with Section 3.06(c)(ii), then such Borrower shall have irrevocably waived its right to substitute such Release Mortgaged Property with the proposed Substitute Mortgaged Property, and the release of the Release Mortgaged Property shall be deemed a prepayment of the Note and the DMBS, if applicable. The Property Delivery Deadline shall be no later than the date ninety (90) days (or one hundred eighty (180) days, if applicable) after the date the Lender’s lien on such Release Mortgaged Property is released. Any DMBS being prepaid shall be deemed to be prepaid as of the end of the month in which the Property Delivery Deadline falls, and the Lender, shall follow standard Fannie Mae procedures for the prepayment of the Note, or any applicable DMBS, including delivery of the Substitution Deposit (less the Substitution Cost Deposit) to Fannie Mae in accordance with such procedures. Any portion of the Substitution Deposit not needed to prepay the Note, or any applicable DMBS, all interest, and any prepayment fees (including any portion of the Substitution Cost Deposit not used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution) shall be promptly refunded to the applicable Borrower after the Property Delivery Deadline.
(d) Substitution Deposit Disbursement. At closing of the Substitution, the Lender shall disburse the Substitution Deposit (less any portion of the Substitution Cost Deposit used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such substitution) directly to the Borrower at such time as the conditions set forth in Sections 3.05, 3.06, 6.06, 6.11, 6.12 and all General Conditions contained in Section 6.01 have been satisfied, which must occur no later than the Property Delivery Deadline.
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ARTICLE 4
INCREASE OF CREDIT FACILITY
Section 4.01. Right to Increase Commitment.
Subject to the terms, conditions and limitations of this Article and this Agreement, Borrower shall have the right to increase the Fixed Facility Commitment, the Variable Facility Commitment, or both (the “Expansion”). Borrower’s right to the Expansion is subject to the following limitations:
(a) Maximum Amount of Increase in Commitment. The maximum amount of the Expansion is $70,000,000 (for a maximum total Commitment of $450,000,000).
(b) Minimum Request. Each Request for an Expansion shall be in the minimum amount of $5,000,000.
(c) Terms and Conditions. The terms and conditions (including pricing) applicable to any Expansion shall be mutually agreed upon by Lender and Borrower.
Section 4.02. Procedure for Obtaining Increases in Commitment.
To obtain an Expansion, Borrower shall notify Lender of its intention to make an Expansion Request and Lender shall communicate to Borrower the indicative terms of such Expansion. Any such indication of terms shall not be binding or a commitment to make the Expansion in a manner consistent with such indicative terms or otherwise. If Borrower chooses to proceed with requesting an Expansion, Borrower shall deliver an Expansion Request to Lender. Each Expansion Request shall be accompanied by a nonrefundable deposit of $25,000 and shall include the following:
(a) the total amount of the proposed increase;
(b) a designation of the increase as being part of the Fixed Facility Commitment and/or the Variable Facility Commitment;
(c) if applicable, a request that Lender inform Borrower of the fixed facility fee and/or the variable facility fee that will apply to Advances drawn from such Expansion; and
(d) a request that Lender inform Borrower of Net Worth and Liquidity requirements that will apply upon the Expansion.
Section 4.03. Closing.
If all conditions precedent contained in Section 6.07 and Section 6.11 and all applicable General Conditions contained in Section 6.01 are satisfied, Lender shall permit the Expansion to occur, at a closing to be held at offices designated by Lender on a Closing Date selected by
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Lender, and occurring within thirty (30) Business Days after Lender’s receipt of the Expansion Request (or on such other date as Borrower and Lender may agree).
ARTICLE 5
TERMINATION OF FACILITIES
Section 5.01. Right to Complete or Partial Termination of Facilities.
Subject to the terms and conditions of this Article, Borrower shall have the right from time to time to permanently reduce the Variable Facility Commitment and/or the Fixed Facility Commitment.
Section 5.02. Procedure for Complete or Partial Termination of Facilities.
(a) Request. To permanently reduce the Variable Facility Commitment or the Fixed Facility Commitment, Borrower shall deliver a Facility Termination Request to Lender. A permanent reduction of the Variable Facility Commitment to $0 shall be referred to as a “Complete Variable Facility Termination.” A permanent reduction of the Fixed Facility Commitment to $0 shall be referred to as a “Complete Fixed Facility Termination.” The Facility Termination Request shall include the following:
(i) The proposed amount of the reduction in the Variable Facility Commitment and/or Fixed Facility Commitment; and
(ii) Unless there is a Complete Variable Facility Termination or a Complete Fixed Facility Termination, a designation by Borrower of any Variable Advances that will be prepaid and/or any Fixed Advances that will be prepaid.
Any release of Collateral, whether or not made in connection with a Facility Termination Request, must comply with all conditions to a release that are contained in Section 6.05.
(b) Closing. If all conditions precedent contained in Section 6.09 and all General Conditions contained in Section 6.01 are satisfied, Lender shall reduce the Variable Facility Commitment or Fixed Facility Commitment, as the case may be, to the amount designated by Borrower, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, within thirty (30) Business Days after Lender’s receipt of the Facility Termination Request (or on such other date as Borrower and Lender may agree), by executing and delivering the Facility Termination Document evidencing the reduction in the Facility Commitment.
Section 5.03. Right to Terminate Credit Facility.
Subject to the terms and conditions of this Article, Borrower shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral.
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Section 5.04. Procedure for Terminating Credit Facility.
(a) Request. To terminate this Agreement and the Credit Facility, Borrower shall deliver a Credit Facility Termination Request to Lender.
(b) Closing. If all conditions precedent contained in Section 6.10 are satisfied, this Agreement shall terminate, and Lender shall cause all of the Collateral to be released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, within thirty (30) Business Days after Lender’s receipt of the Credit Facility Termination Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Credit Facility Termination Documents.
ARTICLE 6
CONDITIONS PRECEDENT TO ALL REQUESTS
Section 6.01. Conditions Applicable to All Requests.
Borrower’s right to close the transaction requested in a Request shall be subject to Lender’s determination that all of the following general conditions precedent (“General Conditions”) have been satisfied, in addition to any other conditions precedent contained in this Agreement:
(a) Reserved.
(b) Payment of Expenses. The payment by Borrower of Lender’s and Fannie Mae’s reasonable third party out-of-pocket fees and expenses payable in accordance with this Agreement, including, but not limited to, the legal fees and expenses described in Section 10.05.
(c) No Material Adverse Change. Except in connection with a Credit Facility Termination Request, there has been no material adverse change in the financial condition, business or prospects of Borrower or Guarantor or in the physical condition, operating performance or value of any of the Mortgaged Properties since the date of the most recent Compliance Certificate (or, with respect to the conditions precedent to the Initial Advance, from the condition, business or prospects reflected in the financial statements, reports and other information obtained by Lender during its review of Borrower and Guarantor and the Initial Mortgaged Properties).
(d) No Default. Except in connection with a Credit Facility Termination Request, there shall exist no Event of Default or Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred.
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(e) No Insolvency. Receipt by Lender on the Closing Date for the Request of evidence satisfactory to Lender that neither Borrower nor Guarantor is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.
(f) No Untrue Statements. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary to make the information contained therein not misleading.
(g) Representations and Warranties. Except in connection with a Credit Facility Termination Request, all representations and warranties made by Borrower and Guarantor in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request.
(h) No Condemnation or Casualty. Except in connection with a Credit Facility Termination Request or a Release Request, there shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against the Mortgaged Property and there shall not have occurred any casualty to any improvements located on the Mortgaged Property, which casualty would have a Material Adverse Effect.
(i) Delivery of Closing Documents. The receipt by Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects:
(i) The Loan Documents relating to such Request;
(ii) A Compliance Certificate;
(iii) An Organizational Certificate; and
(iv) Such other documents, instruments, approvals (and, if requested by Lender, certified duplicates of executed copies thereof) and opinions as Lender may reasonably request.
(j) Covenants. Except in connection with a Credit Facility Termination Request, Borrower is in full compliance with each of the covenants contained in Article 8 and Article 9 of this Agreement, without giving effect to any notice and cure rights of Borrower.
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Section 6.02. Conditions Precedent to Initial Advance.
The obligation of Lender to make the Initial Advance is subject to the following conditions precedent:
(a) Receipt by Lender of the fully executed Advance Request;
(b) If the Initial Advance is a Variable Advance, receipt by Lender at least five (5) days prior to the Initial Closing Date, of the confirmation of an Interest Rate Cap commitment, in accordance with the Pledge, Interest Rate Cap Agreement, effective as of the Initial Closing Date;
(c) If the Initial Advance is a Variable Advance, receipt by Lender of Interest Rate Cap Documents in accordance with the Pledge, Interest Rate Cap Agreement, effective as of the Initial Closing Date;
(d) Delivery to the Title Company, for filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by Lender, including duly executed and delivered original copies of the Variable Facility Note or Fixed Facility Note, as applicable, the Guaranty, the Initial Security Instruments covering the Initial Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance reasonably satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
(e) If the Initial Advance is a Variable Advance, receipt by Lender of the first installment of Variable Facility Fee and the entire Discount payable by Borrower pursuant to Section 1.04(b); and
(f) Receipt by Lender of the Initial Origination Fee pursuant to Section 10.03(a) and the Initial Due Diligence Fee pursuant to Section 10.04(a).
Section 6.03. Conditions Precedent to Future Advances.
A Future Advance is subject to the satisfaction of the following conditions precedent:
(a) Except in connection with a Rollover Variable Advance, receipt by Lender of the fully executed Advance Request;
(b) Except in connection with a Rollover Variable Advance, delivery by Lender to Borrower of the Rate Form for the Future Advance;
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(c) Except in connection with a Rollover Variable Advance, after giving effect to the requested Future Advance, the Coverage and LTV Tests will be satisfied;
(d) If the Advance is a Fixed Advance, delivery of a Fixed Facility Note, duly executed by Borrower, in the amount and reflecting all of the terms of the Fixed Advance;
(e) If the Advance is a Variable Advance, delivery of the DMBS Refinance Confirmation Form, duly executed by Borrower and/or (in the case of a Variable Advance that is not a Rollover Variable Advance) a new Variable Facility Note, as applicable;
(f) For any Title Insurance Policy not containing a revolving credit or future advance endorsement, the receipt by Lender of an endorsement to the Title Insurance Policy, amending the effective date of the Title Insurance Policy to the applicable Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender;
(g) If the Advance is a Variable Advance, the receipt by Lender of the first installment of Variable Facility Fee for the Variable Advance and the entire Discount for the Variable Advance payable by Borrower pursuant to Section 1.04(b);
(h) If the Advance is a Variable Advance (and not a Rollover Variable Advance), receipt by Lender at least five (5) days prior to the applicable Closing Date, of the confirmation of an Interest Rate Cap commitment, in accordance with the Pledge, Interest Rate Cap Agreement, effective as of the Closing Date;
(i) If the Advance is a Variable Advance (and not a Rollover Variable Advance), receipt by Lender of Interest Rate Cap Documents, in accordance with the Pledge, Interest Rate Cap Agreement, effective as of the Closing Date;
(j) Except in connection with a Rollover Variable Advance, receipt by Lender of a Confirmation of Guaranty; and
(k) Receipt by Lender of one or more endorsements as specified by Lender increasing the amount of any or all Title Insurance Policies in the aggregate equal to the amount of Future Advances made pursuant to Section 2.06.
Section 6.04. Conditions Precedent to Addition of an Additional Mortgaged Property to the Collateral Pool.
The addition of an Additional Mortgaged Property to the Collateral Pool on the applicable Closing Date is subject to the satisfaction of the following conditions precedent:
(a) The proposed Additional Mortgaged Property has a Debt Service Coverage Ratio of not less than 1.55 with respect to the portion of the Allocated Facility Amount
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for such Additional Mortgaged Property drawn from the Fixed Facility Commitment and 1.30 with respect to the portion of the Allocated Facility Amount for such Additional Mortgaged Property drawn from the Variable Facility Commitment and a Loan to Value Ratio of not more than fifty-five percent (55%) or immediately after giving effect to the requested addition, the Coverage and LTV Tests will be satisfied, provided that the Additional Mortgaged Property has a Debt Service Coverage Ratio of not less than 1.35 with respect to the portion of the Allocated Facility Amount for such Additional Mortgaged Property drawn from the Fixed Facility Commitment and 1.10 with respect to the portion of the Allocable Facility Amount for such Mortgaged Property drawn from the Variable Facility Commitment, and its Loan to Value Ratio must not exceed sixty-five percent (65%);
(b) Receipt by Lender of the Addition Fee, or if the Additional Mortgaged Property is being added in connection with a substitution made pursuant to Section 3.05 of this Agreement, receipt by Lender of the Substitution Fee;
(c) Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Addition Loan Documents required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Addition Loan Document creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
(d) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Additional Mortgaged Property to the Collateral Pool and, as to any Note or Security Instrument so amended or if Lender determines that such endorsement is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Insurance Policy, the receipt by Lender of an endorsement to each Title Insurance Policy insuring the Security Instrument, amending the effective date of each Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date, Permitted Liens and other exceptions approved by Lender;
(e) If the Title Insurance Policy for the Additional Mortgaged Property contains a tie-in endorsement, an endorsement to each other Title Insurance Policy containing a tie-in endorsement, adding a reference to the Additional Mortgaged Property, to the extent a tie-in endorsement is available with respect to the applicable Title Insurance Policy;
(f) Any proposed Additional Borrower meets and satisfies all of the requirements and conditions of Section 14.02; and
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(g) Receipt by Lender on the Closing Date of a Confirmation of Obligations.
Section 6.05. Conditions Precedent to Release of Property from the Collateral Pool.
The release of a Mortgaged Property from the Collateral Pool is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
(a) Receipt by Lender of the fully executed Release Request;
(b) Immediately after giving effect to the requested release the Coverage and LTV Tests will be satisfied;
(c) Receipt by Lender of the Release Price;
(d) Receipt by Lender of the Release Fee and all other amounts owing under Section 3.04(c);
(e) Receipt by Lender on the Closing Date of one (1) or more counterparts of each Release Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Release Document;
(f) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Release Mortgaged Property from the Collateral Pool and, as to any Security Instrument or Note so amended or if Lender determines that such endorsement is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Insurance Policy, the receipt by Lender of an endorsement to each Title Insurance Policy insuring the Security Instrument, amending the effective date of each Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date, Permitted Liens and other exceptions approved by Lender;
(g) If Lender determines the Release Mortgaged Property to be one (1) phase of a project, and one (1) or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (“Remaining Mortgaged Properties”), Lender must determine that the Remaining Mortgaged Properties can be operated separately from the Release Mortgaged Property and any other phases of the project which are not Mortgaged Properties and whether any cross use agreements or easements are necessary. In making this determination, Lender shall evaluate access, utilities, marketability, community services, ownership and operation of the Release Properties and any other issues identified by Lender in connection with similar loans anticipated to be sold to Fannie Mae;
(h) Receipt by Lender of endorsements to the tie-in endorsements of the Title Insurance Policies, if deemed necessary by Lender, to reflect the release; and
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(i) Receipt by Lender on the Closing Date of a Confirmation of Obligation.
Section 6.06. Conditions Precedent to Substitutions.
The obligation of Lender to make a requested Substitution is subject to Lender’s determination that each of the following conditions precedent has been met:
(a) Receipt by Lender of the fully executed Substitution Request;
(b) Receipt by Lender of the Substitution Deposit to the extent necessary under Section 3.07;
(c) Receipt by Lender of the Additional Collateral Due Diligence Fees and Substitution Fee;
(d) Such Substitute Mortgaged Property securing such Advance shall comply with the provisions of Section 3.06(b) of this Agreement;
(e) Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Loan Documents reasonably required by Lender to be filed or recorded, including duly executed and delivered original copies of any Security Instrument and UCC-1 Financing Statements covering the portion of the Substitute Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance reasonably satisfactory to Lender and in form proper for recordation, as may be necessary in the reasonable opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other relevant Loan Document creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
(f) Receipt by Lender of endorsements to the tie-in endorsements of the Title Insurance Policies, if deemed necessary by Lender, to reflect the substitution, to the extent a tie-in endorsement is available with respect to the applicable Title Insurance Policies;
(g) Receipt of all documents required for the addition of the Substitute Mortgaged Property pursuant to the Underwriting Requirements;
(h) Any proposed Additional Borrower meets and satisfies all of the requirements and conditions of Section 14.02;
(i) Receipt by Lender on the Closing Date of a Confirmation of Obligations; and
(j) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the Substitution and, as to any Security Instrument or Note so amended or
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if Lender determines that such endorsement is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Insurance Policy, the receipt by Lender of an endorsement to each Title Insurance Policy insuring the Security Instrument, amending the effective date of each Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date, Permitted Liens and other exceptions approved by Lender.
Section 6.07. Conditions Precedent to Increase in Commitment.
The right of Borrower to an Expansion is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
(a) Receipt by Lender of the fully executed Expansion Request;
(b) Reserved;
(c) Receipt by Lender, if available, of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the Commitment, as increased under this Article, showing no additional exceptions to coverage other than the exceptions shown on the applicable Title Insurance Policy and other exceptions approved by Lender, together with any reinsurance agreements required by Lender; and
(d) Receipt by Lender of fully executed original copies of all Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to Lender in all respects.
Section 6.08. Conditions Precedent to Conversion.
The conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
(a) Receipt by Lender of the fully executed Conversion Request;
(b) After giving effect to the requested conversion, the Coverage and LTV Tests will be satisfied;
(c) Prepayment by Borrower in full of any Variable Advances Outstanding that Borrower has designated for payment; provided, however, no associated prepayment premiums and other amounts due with respect to the prepayment of such Variable Advances shall be payable by Borrower;
Master Credit Facility Agreement
Camden 2008

(d) If required by Lender, receipt by Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender; and
(e) Receipt by Lender of one (1) or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than Lender) to such Conversion Document.
Section 6.09. Conditions Precedent to Complete or Partial Termination of Facilities.
The right of Borrower to reduce the Commitment and the obligation of Lender to execute the Facility Termination Document, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:
(a) Receipt by Lender of the fully executed Facility Termination Request;
(b) Payment by Borrower in full of all of the Variable Advances Outstanding and Fixed Advances Outstanding, as the case may be, required to reduce the aggregate unpaid principal balance of all Variable Advances Outstanding and Fixed Advances Outstanding, as the case may be, to not greater than the Variable Facility Commitment and Fixed Facility Commitment, as the case may be, including any associated prepayment premiums or other amounts due under the Notes (but if Borrower is not required to prepay all of the Variable Advances Outstanding or Fixed Advances Outstanding, as the case may be, Borrower shall have the right to select which of the Variable Advances or Fixed Advances, as the case may be, shall be repaid); and
(c) Receipt by Lender on the Closing Date of one (1) or more counterparts of the Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Facility Termination Document.
Section 6.10. Conditions Precedent to Termination of Credit Facility.
The right of Borrower to terminate this Agreement and the Credit Facility and to receive a release of all of the Collateral from the Collateral Pool and Lender’s obligation to execute and deliver the Credit Facility Termination Documents on the Closing Date are subject to the following conditions precedent:
(a) Receipt by Lender of the fully executed Credit Facility Termination Request; and
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(b) Payment by Borrower in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums or other amounts due under the Notes and all other amounts owing by Borrower to Lender under this Agreement; and
Section 6.11. Delivery of Opinion Relating to Advance Request, Addition Request, Substitution Request, Conversion Request or Expansion Request.
With respect to the closing of an Advance Request, an Addition Request, a Substitution Request, a Conversion Request or an Expansion Request, it shall be a condition precedent that Lender receives favorable opinions of counsel (including local counsel, as applicable) to Borrower, as to the due organization and qualification of Borrower, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as Lender may reasonably require, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects.
Section 6.12. Delivery of Property-Related Documents.
With respect to each of the Initial Mortgaged Properties or an Additional Mortgaged Property or a Substitute Mortgaged Property, it shall be a condition precedent that Lender receive from Borrower each of the documents and reports required by Lender pursuant to the Underwriting Requirements in connection with the addition of such Mortgaged Property to the Collateral Pool and, each of the following, each dated as of the applicable Closing Date for the Initial Mortgaged Property or an Additional Mortgaged Property or a Substitute Mortgaged Property, as the case may be, in form and substance satisfactory to Lender in all respects:
(a) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment;
(b) the Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property;
(c) The Survey applicable to the Mortgaged Property;
(d) Evidence satisfactory to Lender of compliance of the Mortgaged Property with Property Laws;
(e) A Replacement Reserve Agreement or an amendment thereto, providing for the establishment of a replacement reserve account, to be pledged to Lender, in which the owner shall (unless waived by Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for Borrower’s obligations under the Loan Documents;
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(f) A Completion/Repair and Security Agreement or an amendment thereto, together with required escrows, on the standard form required by Lender;
(g) An Assignment of Management Agreement or an amendment thereto, on the standard form required by Lender, if applicable;
(h) An Assignment of Leases and Rents, if Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law;
(i) In relation to each Initial Mortgaged Property, a Security Instrument to effectuate the addition of such Initial Mortgaged Property to the Collateral Pool, in relation to each Additional Mortgaged Property, a Security Instrument to effectuate the addition of such Additional Mortgaged Property to the Collateral Pool, and in relation to each Substitute Mortgaged Property, a Security Instrument to effectuate the addition of such Substitute Mortgaged Property to the Collateral Pool and a Note relating to the Mortgaged Properties. The amount secured by each Security Instrument shall be equal to the Commitment in effect from time to time;
(j) A Certificate of Borrower Parties;
(k) A Confirmation of Guaranty by each party providing a guaranty to Lender; and
(l) A Contribution Agreement or an amendment thereto.
Section 6.13. Additional Collateral.
If Lender determines that, with respect to the addition, release or substitution of Mortgaged Properties, the Coverage and LTV Tests are not met when required to be satisfied by the terms of this Agreement, Borrower shall have the option of either (A) providing to Lender a Letter of Credit which shall either have a term equal to the Term of this Agreement or shall have a term of at least 364 days and provide for a drawing 30 days prior to its date of termination in the event it is not renewed; (B) depositing cash or Cash Equivalents (as defined in Sections (a) through (c) of the definition of Cash Equivalents) to the Cash Collateral Account; (C) adding an Additional Mortgaged Property to the Collateral Pool in a manner which meets the requirements of Article 3 but which Additional Mortgaged Property is to be encumbered solely by a Security Instrument in favor of Lender securing all of the Obligations (any of the above constituting “Additional Collateral”); or (D) to the extent permitted under the Loan Documents, prepaying in part or in whole the outstanding principal amount of Advances designated by Lender, in each case in an amount or, in relation to an Additional Mortgaged Property, with value equal to that amount which Lender determines will cause the Coverage and LTV Tests to be satisfied. For purposes of making such calculation, Lender shall deduct the amount of cash and Cash
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Equivalents (as defined in Sections (a) through (c) of the definition of Cash Equivalents) deposited to the Cash Collateral Account or the amount available under the Letter of Credit from the outstanding principal balance of all Advances (the “Assumed Mortgage Principal Amount”) and (i) calculate the interest component of debt service based on such Assumed Mortgage Principal Amount and (ii) calculate the principal component of debt service by multiplying the actual amount of principal times a fraction with a numerator equal to the Assumed Mortgage Principal Amount and a denominator equal to the actual outstanding principal amount of all of the Advances. In the event such Borrower exercises either of the options set forth in clauses (A) or (B) of this paragraph, Borrower shall execute and deliver a Cash Collateral Agreement. Lender shall agree at the request of Borrower to exchange one type of Additional Collateral for another type of Additional Collateral within a reasonable time period, provided such other type of Additional Collateral is of equivalent value and which meets the requirements of this Agreement. Notwithstanding any provision hereof to the contrary, except for any Substitution Deposit delivered in accordance with Section 3.07 (the amount and application of which shall be determined in accordance with said Section 3.07), (i) the value of any Additional Collateral (excluding the Additional Collateral which constitutes an Additional Mortgaged Property) delivered pursuant to this Section 6.13 (other than Substitution Deposits) shall not exceed ten percent (10%) of the aggregate Valuation of all Mortgaged Properties in the Collateral Pool, and (ii) in the event the Coverage and LTV Tests (without regard to the Additional Collateral) are not satisfied within one year after delivery of the Additional Collateral, Borrower shall be required to prepay the Advances Outstanding in an amount determined by Lender to cause the Coverage and LTV Tests to be satisfied, and the Lender may draw on such Additional Collateral and use the monies to make such prepayment. Any Advances required to be prepaid pursuant to the preceding sentence shall be selected by the Borrower and, in addition to the prepayment of the related Notes, Borrower shall pay all associated prepayment premiums and other amounts due under the Notes being prepaid.
Section 6.14. Reserved.
Section 6.15. Letters of Credit.
(a) Letter of Credit Requirements. If Borrower provides Lender with a Letter of Credit pursuant to this Agreement, the Letter of Credit shall be in form and substance satisfactory to Lender and Lender shall be entitled to draw under such Letter of Credit solely upon presentation of a sight draft to the LOC Bank. Any Letter of Credit shall be for a term of at least 364 days. Any Letter of Credit shall be issued by a financial institution satisfactory to Lender and shall have its long-term debt obligations rated at least “A” or an equivalent rating by S&P and Moody’s and its short-term debt obligations rated “A 1” / “P-1” or an equivalent rating by S&P and by Moody’s.
(b) Draws Under Letter of Credit. Lender shall have the right in its sole discretion to draw monies under the Letter of Credit:
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(i) upon the occurrence of (A) an Event of Default; or (B) a Potential Event of Default of which the Borrower has knowledge has occurred and continued for two (2) Business Days;
(ii) if 30 days prior to the expiration of the Letter of Credit, the Letter of Credit has not been extended for a term of at least 364 days; or
(iii) upon the downgrading of the long-term obligations of the LOC Bank below “A” or an equivalent rating by either Rating Agency or short-term debt below “A-1"/“P-1” or an equivalent rating by either Rating Agency.
(c) Deposit to Cash Collateral Agreement. If Lender draws under the Letter of Credit pursuant to Section 6.15(b)(ii) or (iii) above, Lender shall deposit such draw monies into the Cash Collateral Account.
(d) Default Draws. If Lender draws under the Letter of Credit pursuant to Section 6.15(b)(i) above, Lender may in its sole discretion use monies drawn under the Letter of Credit for any of the following purposes:
(i) to pay any amounts required to be paid by Borrower under the Loan Documents (including, without limitation, any amounts required to be paid to Lender under this Agreement);
(ii) to (on such Borrower’s behalf, or on its own behalf if Lender becomes the owner of the Mortgaged Property) pre-pay any Note;
(iii) to make improvements or repairs to any Mortgaged Property; or
(iv) to deposit monies into the Cash Collateral Account.
(e) Legal Opinion. Prior to or simultaneous with the delivery of any new Letter of Credit (but not the extension of any existing Letter of Credit), such Borrower shall cause the LOC Bank’s counsel to deliver a legal opinion substantially in the form of Exhibit W-1 or Exhibit W-2, as applicable, and in any event satisfactory in form and substance to the Lender in the Lender’s sole discretion.
ARTICLE 7
REPRESENTATIONS AND WARRANTIES
Section 7.01. Representations and Warranties of Borrower.
The representations and warranties of Borrower Parties are contained in the Certificate of Borrower Parties.
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Section 7.02. Representations and Warranties of Lender.
Lender hereby represents and warrants to Borrower as follows as of the date hereof:
(a) Due Organization. Lender is a corporation duly organized, validly existing and in good standing under the laws of Ohio.
(b) Power and Authority. Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.
(c) Due Authorization. The execution and delivery by Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.
ARTICLE 8
AFFIRMATIVE COVENANTS OF BORROWER AND GUARANTOR
Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:
Section 8.01. Compliance with Agreements.
(a) Borrower and Guarantor shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that Borrower’s or Guarantor’s failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.
(b) Borrower shall comply with all the material terms and conditions of any building permits or any conditions, easements, rights-of-way or covenants of record, restrictions of record or any recorded or, to the extent Borrower has knowledge thereof, unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, mitigation plans, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority; provided, however, that Borrower’s failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable document.
Section 8.02. Maintenance of Existence.
(a) Each Borrower Party shall maintain its existence and continue to be organized under the laws of the state of its organization. Borrower shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the
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validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document.
(b) During the Term of this Agreement, Camden shall qualify, and be taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code and will not be engaged in any activities which would reasonably be anticipated to jeopardize such qualification and tax treatment.
Section 8.03. Financial Statements; Accountants’ Reports; Other Information.
(a) Each Borrower Party shall keep and maintain at all times at the address set forth in Section 15.08 of this Agreement, and (at Lender’s request after an Event of Default) shall make available at the Mortgaged Property, complete and accurate books of accounts and records (including copies of supporting bills and invoices) in sufficient detail to correctly reflect (i) all of Borrower’s and Guarantor’s financial transactions and assets, and (ii) the results of the operation of each Mortgaged Property, and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.
(b) In addition, each Borrower and Guarantor (with respect to clauses (i), (ii), (xi) and (xiii) set forth below) shall furnish, or cause to be furnished, to Lender:
(i) Annual Financial Statements. As soon as available, and in any event within one hundred twenty (120) days after the close of its fiscal year during the Term of this Agreement, the audited consolidated balance sheet showing all assets and liabilities of Camden, the audited consolidated statement of operations of Camden and the unaudited consolidated statement of operations of Borrower for such fiscal year, and the audited consolidated statement of cash flows of Camden and the unaudited consolidated statement of cash flows of Borrower for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP consistently applied and as to Camden, accompanied by a certificate of Camden’s independent certified public accountants to the effect that such financial statements have been audited by such accountants, and that such financial statements fairly present the results of Camden’s operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit as to the going concern nature of the business;
(ii) Quarterly Financial Statements. As soon as available, and in any event within forty five (45) days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, beginning with the fiscal quarter ending March 31, 2009, the unaudited consolidated balance sheet showing all assets and liabilities of Camden as of the end of any such fiscal quarter, the unaudited consolidated statement of operations of Borrower and
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Camden and the unaudited consolidated statement of cash flows of Borrower and Camden for the portion of the fiscal year ended with the last day of such quarter, all prepared in accordance with GAAP and in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of an authorized representative of Borrower and Camden reasonably acceptable to Lender stating that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the results of its operations and financial condition for the periods and dates indicated, subject to year end adjustments in accordance with GAAP;
(iii) Quarterly Property Statements. As soon as available in electronic format, and in any event within forty five (45) days after each Calendar Quarter, a statement of income and expenses of each Mortgaged Property prepared in accordance with GAAP and accompanied by a certificate of an authorized representative of Borrower reasonably acceptable to Lender to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated;
(iv) Annual Property Statements. As soon as available in electronic format, and in any event on an annual basis within forty five (45) days after the close of its fiscal year, an annual statement of income and expenses of each Mortgaged Property accompanied by a certificate of an authorized representative of Borrower reasonably acceptable to Lender to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated;
(v) Monthly Property Statements. Upon Lender’s request and no later than 30 days after such request, a monthly electronic property management report for each Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender and a statement of income and expense of each Mortgaged Property for the prior month;
(vi) Updated Rent Rolls. Within 120 days after the end of each fiscal year of each Borrower, and at any other time upon Lender’s request, a current Rent Roll for each Mortgaged Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid and any other information requested by Lender and accompanied by a certificate of an authorized representative of Borrower reasonably acceptable to Lender to the effect that each such Rent Roll fairly, accurately and completely presents the information required therein;
(vii) Security Deposit Information. Within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender’s request, an accounting of all security deposits held in connection with any Lease of any part of any Mortgaged Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held
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and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;
(viii) Accountants’ Reports; Other Reports. Promptly upon receipt thereof: copies of any reports which address material weaknesses or problems or management letters which address material weaknesses or problems or audit opinions submitted to Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above); provided, however, that Borrower shall only be required to deliver such reports and management letters to the extent that they relate to Borrower or any Mortgaged Property; and all schedules, financial statements or other similar reports delivered by Borrower pursuant to the Loan Documents or requested by Lender with respect to Borrower’s business affairs or condition (financial or otherwise) or any of the Mortgaged Properties;
(ix) Ownership Interests. Within 120 days after the end of each fiscal year of Borrower and Guarantor, and at any other time upon Lender’s request, a statement that identifies all owners of any direct interest in any Targeted Entity (other than Guarantor) and the interest held by each, if Borrower is a corporation, all executive officers and directors of Borrower or Guarantor, and if Borrower is a limited liability company, all managers who are not members;
(x) Annual Budgets. Prior to the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property; and
(xi) Federal Tax Returns. Upon the request of Lender, after an Event of Default, the Federal tax return of Borrower and Guarantor that was filed with the Internal Revenue Service, United States Department of Treasury.
(c) Each of the statements, schedules and reports required by Section 8.03 shall be certified to be complete and accurate in all material respects by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Upon an Event of Default, Lender also may require that any statements, schedules or reports be audited at Borrower’s expense by independent certified public accountants acceptable to Lender.
(d) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 8.03, Lender shall have the right to have Borrower’s books and records audited, at Borrower’s expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12 of each Security Instrument.
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(e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records, or copies thereof, relating to the Mortgaged Property or its operation.
(f) Borrower irrevocably authorizes Lender to obtain a credit report on Borrower at any time.
(g) If an Event of Default has occurred and Lender has not previously required Borrower to furnish a quarterly statement of income and expense for the Mortgaged Property, Lender may require Borrower to furnish such a statement within forty five (45) days after the end of each fiscal quarter of Borrower following such Event of Default.
Section 8.04. Access to Records; Discussions With Officers and Accountants.
To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, Borrower shall permit Lender to:
(a) inspect, make copies and abstracts of, and have reviewed or audited, such of Borrower’s books and records as may relate to the Obligations or any Mortgaged Property;
(b) at any time discuss Borrower’s affairs, finances and accounts with Borrower’s senior management or property managers and independent public accountants; after an Event of Default, discuss Borrower’s affairs, finances and account with Guarantor’s officers, partners and employees;
(c) discuss the Mortgaged Properties’ conditions, operations or maintenance with the managers of such Mortgaged Properties, the officers and employees of Borrower and/or the Guarantor; and
(d) receive any other information that Lender reasonably deems necessary or relevant in connection with any Advance, any Loan Document or the Obligations from the officers and employees of such Borrower or third parties.
Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default and in the absence of an emergency, all inspections shall be conducted at reasonable times during normal business hours upon reasonable notice to Borrower.
Section 8.05. Certificate of Compliance.
Borrower shall deliver to Lender concurrently with the delivery of the financial statements and/or reports required by Section 8.03(a) and Section 8.03(b) a certificate signed by an authorized representative of Borrower reasonably acceptable to Lender (1) setting forth in reasonable detail the calculations required to establish whether Borrower and Guarantor were in compliance with the requirements of this Article 8 of this Agreement on the date of such
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financial statements, and (2) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof in reasonable detail and the action Borrower is taking or proposes to take. Any certificate required by this Section shall run directly to and be for the benefit of Lender and Fannie Mae.
Section 8.06. Maintain Licenses.
Borrower shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.
Section 8.07. Inform Lender of Material Events.
Borrower shall promptly inform Lender in writing of any of the following (and shall deliver to Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which an officer of Camden has actual knowledge:
(a) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;
(b) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect; the receipt of notice from any Governmental Authority having jurisdiction over Borrower that (1) Borrower is being placed under regulatory supervision, (2) any license, Permit, charter, membership or registration material to the conduct of Borrower’s business or the Mortgaged Properties is to be suspended or revoked or (3) Borrower is to cease and desist any practice, procedure or policy employed by Borrower in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect;
(c) Bankruptcy Proceedings. The commencement of any proceedings by or against Borrower or Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;
(d) Environmental Claim. The receipt from any Governmental Authority or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or
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restrictions, resulting from or based upon (1) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity on any Mortgaged Property in violation of any law or (2) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property or any of the other assets of Borrower;
(e) Material Adverse Effects. The occurrence of any act, omission, change or event (including the commencement or written threat of any proceedings by or against Borrower in any Federal, state or local court, or before any Governmental Authority, or before any arbitrator), that has, or would have, a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of Borrower delivered to Lender pursuant to Section 8.03;
(f) Accounting Changes. Any material change in Borrower’s accounting policies or financial reporting practices;
(g) Legal and Regulatory Status. The occurrence of any act, omission, change or event, including any Governmental Approval, the result of which is to change or alter in any way the legal or regulatory status of Borrower; if such act, omission, change or event has or may reasonably be expected to have, a Material Adverse Effect; and
(h) Change in Senior Management. Any change in the identity of Senior Management.
Section 8.08. Compliance with Applicable Law.
Borrower shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property or any part of any Mortgaged Property or requiring any alterations, repairs or improvements to any Mortgaged Property. Borrower shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits, and shall comply with all written notices from Governmental Authorities.
Section 8.09. Alterations to the Mortgaged Properties.
Except as otherwise provided in the Loan Documents, Borrower shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, “Alterations”) to the Mortgaged Property which it owns without the prior consent of Lender; provided, however, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of Lender if (1) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date such property became Collateral, (2) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (3) such
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Alteration will be completed in more than fifteen (15) months from the date of commencement or in the last year of the Term of this Agreement. Notwithstanding the foregoing, Borrower must obtain Lender’s prior written consent to construct Alterations with respect to the Mortgaged Property costing in excess of, with respect to any Mortgaged Property, the number of units in such Mortgaged Property multiplied by $2,000, but in any event, costs in excess of $250,000 and Borrower must give prior written notice to Lender of its intent to construct Alterations with respect to such Mortgaged Property costing in excess of $100,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by Borrower as part of Borrower’s routine maintenance, and repair or replacement of obsolete equipment of the Mortgaged Properties as required by the Loan Documents. Notwithstanding anything contained in this paragraph, in the event that the cost of an Alteration is less than $100,000 for any Mortgaged Property and such Alteration shall take place in the last year of the Term of this Agreement, the Borrower shall not be required to request the prior written consent of Lender prior to making such Alteration.
Section 8.10. Loan Document Taxes.
If any tax, assessment or Imposition (other than a franchise tax or excise tax imposed on or measured by, the net income or capital (including branch profits tax) of Lender (or any transferee or assignee thereof, including a participation holder)) (“Loan Document Taxes”) is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein upon any of the Loan Documents or the obligations secured thereby, the interest of Lender in the Mortgaged Properties, or Lender by reason of or as holder of the Loan Documents, Borrower shall pay all such Loan Document Taxes to, for, or on account of Lender (or provide funds to Lender for such payment, as the case may be) within thirty (30) days after written notice from Lender and shall promptly furnish proof of such payment to Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to Lender may prohibit Borrower from paying the Loan Document Taxes to or for Lender, Borrower shall enter into such further instruments as may be permitted by law to obligate Borrower to pay such Loan Document Taxes.
Section 8.11. Further Assurances.
Borrower, at the request of Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Lender from time to time may reasonably request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents. If Lender believes that an “all-asset” collateral description, as contemplated by Section 9-504(2) of the UCC, is appropriate as to any
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Collateral under any Loan Document, the Lender is irrevocably authorized to use such a collateral description, whether in one or more separate filings or as part of the collateral description in a filing that particularly describes the collateral.
Section 8.12. Transfer of Ownership Interests in Borrower or Guarantor.
(a) Prohibition on Transfers. Subject to paragraph (b) of this Section, neither Borrower nor Guarantor shall cause or permit a Transfer or a Change of Control.
(b) Permitted Transfers. Notwithstanding the provisions of paragraph (a) of this Section, the following Transfers by Borrower or Guarantor (or owners of interests in Guarantor), upon prior written notice to Lender (however, prior notice will not be required with respect to the Transfers described in subsections (i), (ii) or (iii) below), are permitted without the consent of Lender (or the payment of any fee):
(i) The issuance by Camden of additional stock and the subsequent Transfer of such stock, and the issuance by Camden Summit of additional partnership units and the subsequent Transfer of such units; provided, however, that no Change in Control occurs as the result of such Transfer.
(ii) A merger with or acquisition of another entity by Camden (or, with respect to a merger solely to reincorporate in another state, by Camden into another entity), provided that (1) Camden is the surviving entity (other than a merger to reincorporate in another state when the other entity can be the surviving entity in which case Lender is satisfied that the surviving corporation in such merger shall succeed to all the rights, properties, assets and liabilities of Camden) after such merger or acquisition, (2) no Change in Control occurs, and (3) such merger or acquisition does not result in an Event of Default, as such terms are defined in this Agreement.
(iii) The Transfer of shares of common stock of Camden units; provided, however, that no Change in Control occurs as the result of such Transfer.
(iv) A Transfer of Ownership Interests in Texas Member; provided, however, after such Transfer, Camden shall maintain Control over Texas Member and shall continue to own at least 51% of the Ownership Interests in Texas Member.
(v) A Transfer of Ownership Interests in Camden Member; provided, however, after such Transfer, Camden Summit shall maintain Control over Camden Member and shall continue to own at least 51% of the Ownership Interests in Camden Member.
(vi) A Transfer of Ownership Interests in Camden Summit, provided, however, after such Transfer, Camden General Partner shall continue to own at least 51% of the Ownership Interests in Camden Summit and there shall be no Change in Control.
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(vii) A Transfer of any or all, direct or indirect, Ownership Interests in Borrower to any wholly-owned subsidiary of Camden.
Section 8.13. Transfer of Ownership of Mortgaged Property.
(a) Prohibition on Transfers. Subject to paragraph (b) of this Section, neither Borrower nor Guarantor shall cause or permit a Transfer of all or any part of a Mortgaged Property or interest in any Mortgaged Property.
(b) Permitted Transfers. Notwithstanding provision (a) of this Section, the following Transfers of a Mortgaged Property by Borrower or Guarantor, upon prior written notice to Lender (however, prior notice will not be required with respect to the Transfers permitted pursuant to subsections (i) and (ii) below), are permitted without the consent of Lender (or the payment of any fee):
(i) The grant of a leasehold interest in individual dwelling units or commercial spaces in accordance with the Security Instrument.
(ii) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents or Permitted Liens.
(iii) The creation of a mechanic’s or materialmen’s lien or judgment lien against a Mortgaged Property which is released of record or otherwise remedied to Lender’s satisfaction within thirty (30) days of the date of creation.
(iv) The grant of an easement if, prior to the granting of the easement, Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender’s determination that the easement will not materially affect the operation of the Mortgaged Property or Lender’s interest in the Mortgaged Property and Borrower pays to Lender, on demand, all reasonable third party out-of-pocket costs and expenses incurred by Lender in connection with reviewing Borrower’s request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (1) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, or (2) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.
(c) Assumption of Collateral Pool. Notwithstanding paragraph (a) of this Section, a Transfer of the entire Collateral Pool may be permitted with the prior written consent of Lender if each of the following requirements is satisfied:
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(i) the transferee (“New Collateral Pool Borrower”) is a Single Purpose entity, and executes an assumption agreement that is acceptable to Lender pursuant to which such New Collateral Pool Borrower assumes all obligations of a Borrower under all the applicable Loan Documents;
(ii) the applicable Loan Documents shall be amended and restated as deemed necessary or appropriate by Lender to meet the then-applicable requirements of the DUS Guide and of Fannie Mae; provided, however, any waivers granted in connection with the Initial Advances will not be reinstated unless specifically approved by Lender and Fannie Mae;
(iii) after giving effect to the assumption, the requirements of Section 6.05 and the General Conditions contained in Section 6.01 shall be satisfied;
(iv) New Collateral Pool Borrower shall make such deposits to the reserves or escrow funds established under the Loan Documents, including replacement reserves, completion/repair reserves, and all other required escrow and reserve funds at such times and in such amounts as determined by Lender at the time of the assumption;
(v) New Collateral Pool Borrower shall propose a guarantor acceptable to Lender, which guarantor executes and delivers a guaranty acceptable to Lender;
(vi) Lender shall be the servicer of the loan; and
(vii) the requirements of Section 8.14 are satisfied.
Section 8.14. Consent to Prohibited Transfers.
(a) Consent to Prohibited Transfers. Lender may, in its sole and absolute discretion, consent to a Transfer that would otherwise violate this Section if, prior to the Transfer, Borrower or Guarantor, as the case may be, has satisfied each of the following requirements:
(i) the submission to Lender of all information required by Lender to make the determination required by this Section;
(ii) the absence of any Event of Default;
(iii) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers or guarantors, as the case may be, in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;
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(iv) in the case of a Transfer of direct or indirect ownership interests in Borrower or Guarantor, as the case may be, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee of one (1) or more individuals or entities acceptable to Lender and/or Fannie Mae of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender and/or Fannie Mae;
(v) Lender’s receipt of all of the following:
(1) a transfer fee equal to one (1) percent of the Commitment immediately prior to the transfer.
(2) In addition, Borrower shall be required to reimburse Lender for all of Lender’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request.
Section 8.15. Date-Down Endorsements.
Before the release or substitution of a Mortgaged Property and at any time and from time to time that Lender has reason to believe than an additional lien may encumber a Mortgaged Property, Lender may obtain an endorsement to each Title Insurance Policy containing a revolving credit endorsement, amending the effective date of each such Title Insurance Policy to the date of the title search performed in connection with the endorsement. Borrower shall pay for the cost and expenses incurred by Lender to the Title Company in obtaining such endorsement, provided that, for each Title Insurance Policy, it shall not be liable to pay for more than one (1) such endorsement in any consecutive twelve (12) month period.
Section 8.16. Ownership of Mortgaged Properties.
Borrower shall be the sole owner of each of the Mortgaged Properties free and clear of any Liens other than Permitted Liens.
Section 8.17. Compliance with Net Worth Test.
Camden shall at all times maintain its Net Worth so that it is not less than: $250 million.
Section 8.18. Compliance with Liquidity Test.
Camden shall at all times maintain cash and Cash Equivalents of not less than an amount equal to $14.5 million.
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Section 8.19. Change in Property Manager.
Borrower shall give Lender notice of any change in the identity of the property manager of each Mortgaged Property, and except with respect to property managers which are Affiliates of the applicable Borrower, no such change shall be made without the prior consent of Lender.
Any management agreement must be in form and substance satisfactory to Lender. Borrower agrees to enter into and cause any property manager to enter into an assignment and subordination of property management agreement in form and substance satisfactory to Lender and any other documents or agreements Lender shall deem necessary in connection with the execution of any property management agreement.
Section 8.20. Single Purpose Entity.
Borrower and each general partner or managing member of Borrower shall maintain itself as a Single Purpose entity, provided, however, that (i) Borrower may own more than one Mortgaged Property, each of which is part of the Collateral Pool and (ii) Borrower and each general partner or managing member may commingle its funds with Camden provided that such funds are separately identified and accounted for.
Section 8.21. ERISA.
Borrower shall at all times remain in compliance in all material respects with all applicable provisions of ERISA, if any, and shall not incur any liability to the PBGC on a Plan under Title IV of ERISA. Neither the Borrower, nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan. The assets of the Borrower do not constitute plan assets within the meaning of Department of Labor Regulation §2510.3-101 of any employee benefit plan subject to Title I of ERISA.
Section 8.22. Consents or Approvals.
Borrower shall obtain any required consent or approval of any creditor of Borrower, any Governmental Authority or any other Person to perform its obligations under this Agreement and any other Loan Documents.
Section 8.23. Post-Closing Obligations.
(a) With respect to the Mortgaged Property known as Camden Deerfield, Borrower shall use commercially reasonable efforts to obtain the Wetland Mitigation Plan and any amendments and modifications (as defined in the Restrictive Covenant dated December 31, 1998 by Summit Properties Partnership, L.P. recorded with the Clerk of the Superior Court of Fulton County, Georgia in Book 25981, Page 200) and shall deliver the same to Lender promptly upon receipt.
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(b) With respect to (i) the one (1) missing certificate of occupancy for 3115 Norfolk Street at the Mortgaged Property known as Camden Greenway and (ii) the missing certificates of occupancy for five (5) buildings at the Mortgaged Property known as Camden Lake Pine, Borrower shall use commercially reasonable efforts to obtain and shall deliver promptly to Lender upon receipt: (A) such certificates of occupancy, (B) evidence satisfactory to Lender of the existence of such certificates of occupancy from the municipal entity with jurisdiction over the applicable Mortgaged Property, or (C) evidence satisfactory to Lender that, notwithstanding the fact that any such certificates of occupancy do not exist, have not been issued or cannot be located, the municipal entity with jurisdiction over the applicable Mortgaged Property acknowledges substantially to the effect that the Mortgaged Property is not in violation of the applicable local law regarding certificates of occupancy.
ARTICLE 9
NEGATIVE COVENANTS OF BORROWER
Borrower and Guarantor, as applicable, agree and covenant with Lender that, at all times during the Term of this Agreement:
Section 9.01. Other Activities.
(a) No Targeted Entity other than Camden shall amend its Organizational Documents in any material respect, including without limitation the allocation of decision-making rights among the members or partners, without the prior written consent of Lender;
(b) No Targeted Entity shall dissolve or liquidate in whole or in part;
(c) No Targeted Entity shall, except as otherwise provided in this Agreement, without the prior written consent of Lender, merge or consolidate with any Person; or
(d) Borrower shall not use, or permit to be used, any Mortgaged Property for any uses or purposes other than as a Multifamily Residential Property and ancillary uses consistent with Multifamily Residential Properties.
Section 9.02. Liens.
Borrower shall not create, incur, assume or suffer to exist any Lien on Borrower’s interest in any Mortgaged Property or any part of any Mortgaged Property, except the Permitted Liens.
Section 9.03. Indebtedness.
Borrower shall not incur or be obligated at any time with respect to any Indebtedness (other than Advances) in connection with any of the Mortgaged Properties. Neither Borrower nor any owner of Borrower shall incur any “mezzanine debt,” issue any preferred equity or incur any similar Indebtedness or equity with respect to any Mortgaged Property.
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Section 9.04. Principal Place of Business.
Borrower shall not change its principal place of business, state of formation, legal name or the location of its books and records, each as set forth in the Certificate of Borrower Parties, without first giving thirty (30) days’ prior written notice to Lender.
Section 9.05. Condominiums.
Borrower shall not submit any Mortgaged Property to a condominium regime during the Term of this Agreement.
Section 9.06. Restrictions on Distributions.
Borrower shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, a Potential Event of Default that may reasonably be expected to result in a Material Adverse Effect or an Event of Default has occurred and remains uncured.
Section 9.07. No Hedging Arrangements.
Without the prior written consent of Lender, or unless otherwise required by the Pledge, Interest Rate Cap Agreement, Borrower will not enter into or guarantee, provide security for or otherwise undertake any form of contingent obligation with respect to any Hedging Arrangement.
Section 9.08. Confidentiality of Certain Information.
Borrower Parties shall not disclose any terms, conditions, underwriting requirements or underwriting procedures of the Credit Facility or any of the Loan Documents; provided, however, that such confidential information may be disclosed (A) as required by law or pursuant to generally accepted accounting procedures, (B) to officers, directors, employees, agents, partners, attorneys, accountants, engineers and other consultants of Borrower Parties who need to know such information, provided such Persons are instructed to treat such information confidentially, (C) to any regulatory authority having jurisdiction over a Borrower Party, (D) in connection with any filings with the Securities and Exchange Commission or other Governmental Authorities, or (E) to any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to a Borrower Party, or (2) in response to any subpoena or other legal process or information investigative demand. Borrower permits Lender to disclose all financial and other information received from or on behalf of Borrower to Fannie Mae in connection with the assignment of the Loan. Borrower may freely disclose any information that Borrower has previously disclosed in
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connection with any filings with the Securities and Exchange Commission or other Governmental Authorities, that is generally available to the public.
ARTICLE 10
FEES
Section 10.01. Reserved.
Section 10.02. Reserved.
Section 10.03. Origination Fees.
(a) Initial Origination Fee. Borrower shall pay to Lender on the date that is the earlier of (x) the Initial Closing Date and (y) November 13, 2008 an origination fee (“Initial Origination Fee”) equal to [*] multiplied by the Initial Commitment Amount).
(b) Reserved.
Section 10.04. Due Diligence Fees.
(a) Initial Due Diligence Fees. Borrower shall pay to Lender non-refundable due diligence fees (“Initial Due Diligence Fees”) with respect to each Initial Mortgaged Property in an amount equal to $5,000 per Initial Mortgaged Property. All Initial Due Diligence Fees shall have been paid prior to the Initial Closing Date and all third party costs and out-of-pocket fees and expenses incurred by Lender and Fannie Mae shall be paid by Borrower on the Initial Closing Date (or, if the proposed Initial Mortgaged Properties do not become part of the Collateral Pool, on demand).
(b) Additional Due Diligence Fees for Additional Collateral. Borrower shall pay to Lender non-refundable additional due diligence fees (the “Additional Collateral Due Diligence Fees”) with respect to each proposed Additional Mortgaged Property or Substitute Mortgaged Property, as applicable, in an amount equal to $5,000 per Additional Mortgaged Property or Substitute Mortgaged Property, as applicable, which represents the estimated cost for due diligence expenses. All Additional Collateral Due Diligence Fees, third party costs and out-of-pocket fees and expenses incurred by Lender and Fannie Mae shall be paid by Borrower on the applicable Closing Date (or if the relevant proposed Additional Mortgaged Property or Substitute Mortgaged Property, as applicable, does not become part of a Collateral Pool, on demand) for the Additional Mortgaged Property or Substitute Mortgaged Property, as applicable.

*
Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

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Section 10.05. Legal Fees and Expenses.
(a) Initial Legal Fees. Borrower shall pay, or reimburse Lender for, all out-of-pocket third party legal fees and expenses incurred by Lender and by Fannie Mae in connection with the preparation, review and negotiation of this Agreement and any other Loan Documents executed on the date of this Agreement.
(b) Fees and Expenses Associated with Requests. Borrower shall pay, or reimburse Lender for, all reasonable out-of-pocket third party costs and expenses incurred by Lender, including the out-of-pocket legal fees and expenses incurred by Lender in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request, the performance by Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to Borrower’s rights or Lender’s obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other reasonable costs and expenses in connection with a Request. The obligations of Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. Borrower shall pay such costs and expenses to Lender on the Closing Date for the Request, or, as the case may be, after demand by Lender when Lender determines that such Request will not close.
Section 10.06. Failure to Close any Request.
If Borrower makes a Request and fails to close on the Request for any reason other than the default by Lender, then Borrower shall pay to Lender and Fannie Mae all damages incurred by Lender and Fannie Mae in connection with the failure to close.
ARTICLE 11
EVENTS OF DEFAULT
Section 11.01. Events of Default.
Each of the following events shall constitute an “Event of Default” under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Borrower or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:
(a) the occurrence of a default under any Loan Document beyond the cure period, if any, set forth therein or an Event of Default under and as defined in any Loan Document; or
(b) the failure by Borrower to pay when due any amount payable by Borrower, beyond any applicable cure period, under any Note, any Security Instrument, this Agreement or any other Loan Document, including any fees, costs or expenses, provided that
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any payment relating to any fee, cost or expense that is not a scheduled payment must be paid (if not otherwise specified in the applicable Loan Document) within ten (10) days of written notice by Lender; or
(c) the failure by Borrower to perform or observe any covenant contained in Sections 8.02, 8.07, 8.12, 8.13, 8.14, 8.16, 8.17, 8.18, 8.20 and ; or
(d) any warranty, representation or other written statement made by or on behalf of any Targeted Entity contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or
(e) (i) any Targeted Entity shall (A) commence a voluntary case (or, if applicable, or joint case) under any Chapter of the Bankruptcy Code (as now or hereafter in effect) or otherwise, (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that any Borrower or Guarantor (solely with respect to the Guaranty), has no liability or obligations under this Agreement or any other Loan Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or
(ii) a case or other proceeding shall be commenced against any Targeted Entity in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of any Targeted Entity or of all or a substantial part of the property, domestic or foreign, of any Targeted Entity and any such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or any order granting the relief requested in any such case or proceeding against any Targeted Entity (including an order for relief under such Federal bankruptcy laws) shall be entered; or
(iii) any Targeted Entity files an involuntary petition against Borrower under any Chapter of the Bankruptcy Code or under any other bankruptcy, insolvency, reorganization, arrangement or readjustment of debt, dissolution, liquidation or similar proceeding relating to Borrower under the laws of any jurisdiction.
(f) both (i) an involuntary petition under any Chapter of the Bankruptcy Code is filed against Borrower or Borrower directly or indirectly becomes the subject of any
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bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or in equity, and (ii) any Targeted Entity has acted in concert or conspired with such creditors of Borrower (other than Lender) to cause the filing thereof.
(g) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on Borrower or Guarantor, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by any Targeted Entity seeking to establish the invalidity or unenforceability hereof or thereof, or Borrower or Guarantor (only with respect to the Guaranty) shall deny that it has any further liability or obligation hereunder or thereunder; or
(h) (1) the execution by Borrower of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein (other than in connection with any Permitted Liens), or (2) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in Borrower free from encumbrances, or if Borrower does not furnish to Lender upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which Borrower claim title to such materials, fixtures, or articles; or
(i) the failure by Borrower to comply with any requirement of any Governmental Authority by the time required by the Governmental Authority; or
(j) a dissolution or liquidation for any reason (whether voluntary or involuntary) of any Targeted Entity; or
(k) any judgment against Borrower, any attachment or other levy against any portion of Borrower’s assets with respect to a claim or claims in an amount in excess of $250,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of ninety (90) days; or
(l) any judgment against Camden, any attachment or other levy against any portion of Camden’s assets with respect to a claim or claims in an amount in excess of $2,500,000 in the aggregate remains unpaid, unstayed on appeal, undischarged, unbonded, not fully insured or undismissed for a period of ninety (90) days; or
(m) the failure by Borrower or Guarantor to perform or observe any material term, covenant, condition or agreement hereunder, other than as contained in subsections (a) through (j) above, within thirty (30) days after receipt of notice from Lender identifying such failure, provided such period shall be extended for up to sixty (60) additional days if Borrower,
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in the discretion of Lender, is diligently pursuing a cure of such default within sixty (60) days after receipt of notice from Lender.
ARTICLE 12
REMEDIES
Section 12.01. Remedies; Waivers.
Upon the occurrence of an Event of Default, Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by Borrower Party):
(a) by written notice to Borrower, to be effective upon dispatch, terminate the Commitment and declare the principal of, and interest on, the Advances and all other sums owing by Borrower to Lender under any of the Loan Documents forthwith due and payable, whereupon the Commitment will terminate and the principal of, and interest on, the Advances and all other sums owing by Borrower to Lender under any of the Loan Documents will become forthwith due and payable.
(b) Lender shall have the right to pursue any other remedies available to it under any of the Loan Documents.
(c) Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.
Section 12.02. Waivers; Rescission of Declaration.
Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by Lender and delivered to Borrower. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.
Section 12.03. Lender’s Right to Protect Collateral and Perform Covenants and Other Obligations.
If Borrower or Guarantor fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then Lender at Lender’s option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender’s interest, including (1) disbursement of reasonable attorneys’ fees, (2) entry upon the Mortgaged Property to make repairs and replacements, (3) procurement of
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satisfactory insurance as provided in Section 5 of the Security Instrument encumbering the Mortgaged Property, and (4) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease. Any amounts disbursed by Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of Borrower secured by the Loan Documents. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from Borrower of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under Applicable Law. Nothing contained in this Section shall require Lender to incur any expense or take any action hereunder.
Section 12.04. No Remedy Exclusive.
Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.
Section 12.05. No Waiver.
No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.
Section 12.06. No Notice.
To entitle Lender to exercise any remedy reserved to Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents.
ARTICLE 13
INSURANCE, REAL ESTATE TAXES AND REPLACEMENT RESERVES
Section 13.01. Insurance and Real Estate Taxes.
(a) Insurance and Tax Escrow; Waiver. Borrower shall establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in accordance with Section 7(a) of the Security Instrument for each Mortgaged Property. Notwithstanding the foregoing, so long as no Event of Default or Potential Event of Default has occurred, Lender hereby waives the obligations of Borrower under Section 7(a) of each Security Instrument with
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respect to the escrow of premiums for insurance and taxes (the “Required Escrow Payments”). During any period in which the obligation to pay the Required Escrow Payments has been waived pursuant to this Section 13.01, each Borrower shall: (i) pay insurance premiums by or on behalf of Borrower with respect to the insurance policy meeting the requirements of the Security Instrument for each Mortgaged Property, (ii) pay taxes by or on behalf of Borrower, (iii) send Lender invoices and paid receipts, or other documentation satisfactory to Lender, evidencing payment of such insurance premiums on the earlier of (A) the date that each such premium is due and payable and (B) thirty (30) days prior to the expiration date of such policy, (iv) send Lender invoices and paid receipts, or other documentation satisfactory to Lender, evidencing payment of such taxes on the date such taxes are due and payable, (v) provide to Lender written proof at least thirty (30) days prior to the then-current expiration date of the insurance policy, certified by the insurance provider, that such policy has been extended for a period of at least one (1) year, and (vi) include all payments of insurance premiums and taxes in its monthly and annual property income and expense data.
(b) Revocation of Waiver. Lender’s waiver of the Required Escrow Payments shall, at the option of Lender, be revoked upon the occurrence of any of the following events:
(i) the occurrence of an Event of Default or a Potential Event of Default; or
(ii) any Borrower shall fail to perform its obligations under Section 13.01(a).
(iii) failure by any Borrower to (A) participate in a blanket insurance policy that complies with Fannie Mae’s insurance requirements and (B) annually furnish signed insurance binders to Lender within fifteen (15) days prior to the insurance renewal date.
(c) Upon Lender’s revocation of its waiver of the Required Escrow Payments, Borrower’s obligations under Section 7(a) of each of the Security Instruments shall immediately be reinstated.
Section 13.02. Replacement Reserves.
Borrower shall execute a Replacement Reserve Agreement for the Mortgaged Properties and shall (unless waived by Lender) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.
Section 13.03. Completion/Repair Reserves.
Borrower shall execute a Completion/Repair and Security Agreement for the Mortgaged Properties and shall (unless waived by Lender) make all deposits for reserves in accordance with the terms of the Completion/Repair and Security Agreement.
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Section 13.04. Tax Escrows — Letter of Credit.
(a) In the event that Borrower shall be required to make monthly escrow payments for taxes, Borrower may, upon written notice to Lender, elect to provide in lieu of the required deposits for taxes a Letter of Credit in accordance with this subsection and pursuant to Section 6.15 of this Agreement. Any Letter of Credit delivered to Fannie Mae in accordance with this subsection shall be a clean, irrevocable Letter of Credit, naming Fannie Mae as beneficiary, in the amount equal to the highest aggregate amount of any tax balance for the Mortgaged Property on an annual basis, which amount shall be determined in Fannie Mae’s sole discretion (the “Maximum Escrow Amount”).
(b) Administrative Fee. For so long as Lender or Fannie Mae is holding the Letter of Credit in accordance with this Section 13.04, Borrower shall pay a nonrefundable annual administrative fee in an amount equal to $500 per Mortgaged Property (the “LOC Fee”) to Lender. Such LOC Fee shall be paid by Borrower in advance of the effective date of the Letter of Credit and shall not be prorated if the Letter of Credit is returned prior to time period set forth in Section 13.04(d)(2) hereof.
(c) Letter of Credit as Additional Collateral. Borrower agrees that the Letter of Credit provides collateral for each Note and all Obligations in addition to the lien of each Security Instrument.
(d) Conditions for Providing and Holding Letter of Credit.
(1) Period During Which Borrower Must Provide Letter of Credit. Until the earliest of (i) payment in full of all Obligations and sums secured by each Security Instrument, or (ii) the date that Fannie Mae fully draws on the Letter of Credit as permitted by this Agreement, Borrower shall renew, amend or replace the Letter of Credit in accordance with the terms of this Agreement to ensure that the Letter of Credit remains in effect and does not expire or shall provide cash to Fannie Mae in the amount of tax escrow deposits which would have been required at the time if Borrower had not elected to furnish the Letter of Credit at least fifteen (15) days prior to the date the Letter of Credit terminates.
(2) Return of the Letter of Credit or the Proceeds Thereof. Fannie Mae shall return the Letter of Credit, or the proceeds of any draws on such Letter of Credit (less all amounts which have been applied by Fannie Mae pursuant to the terms of this Section) to Borrower within five (5) business days after the date on which Fannie Mae releases the lien of each Security Instrument.
(3) Adjustment of the Letter of Credit. Borrower shall deliver to Fannie Mae copies of the paid bills and notices of assessments for Taxes for each Mortgaged Property within thirty (30) days after the date on which the Taxes are due and payable. Not more than one time each calendar year, Borrower shall, promptly after receipt of notice from Fannie Mae, deliver to Fannie Mae an amendment or replacement of the Letter of Credit in the
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Maximum Escrow Amount for the then-current calendar year, as such yearly amount is reasonably determined by Fannie Mae pursuant to this Agreement.
(e) Renewal or Replacement of Letter of Credit.
(1) Renewal or Replacement. At least fifteen (15) days prior to the expiration date of the Letter of Credit, Borrower shall either (i) cause the Letter of Credit to be amended to extend its expiration date, (ii) furnish a replacement Letter of Credit or (iii) provide cash to Fannie Mae in the amount of tax escrow deposits which would have been required at the time if Borrower had not elected to furnish the Letter of Credit.
(2) Draw on Letter of Credit. If Borrower does not provide an amendment to, or replacement of, the Letter of Credit when required pursuant to paragraph (1) above or provide the amount of cash referenced in paragraph (1) above or the long-term obligations of the LOC Bank are downgraded as set forth in Section 6.15(b)(iii) of this Agreement, Fannie Mae shall draw the full amount of the Letter of Credit and hold and apply the proceeds as permitted hereunder.
(f) (1) Remedies. If an Event of Default or Potential Event of Default has occurred, Fannie Mae may apply the proceeds of the Letter of Credit in its discretion pursuant to Section 6.15 of this Agreement.
(2) No Obligation to Apply Proceeds; No Cure. Nothing in this Section shall obligate Fannie Mae to apply all or any portion of the proceeds of the Letter of Credit to cure any default under the Loan Documents or to reduce the indebtedness evidenced by any Note. No application of proceeds of the Letter of Credit by Fannie Mae shall be deemed to cure any default.
(g) Proceeds of the Letter of Credit.
(1) Proceeds Held in Escrow Funds Account(s). If Fannie Mae draws on the Letter of Credit and holds the proceeds under this Instrument, such funds shall be held by Lender in escrow pursuant to Section 7(b) of each Security Instrument.
(2) No Obligation to Draw or to Apply Proceeds. Fannie Mae shall only draw on the Letter of Credit upon any Event of Default or Potential Event of Default (or in those documents which do not define “Event of Default” or “Potential Event of Default”, upon any breach of an obligation or covenant (in each beyond any applicable notice and grace period) under any of the Loan Documents or the Borrower’s failure to pay the tax obligations secured by the Letter of Credit, but in any event Fannie Mae shall have no obligation to draw on the Letter of Credit or apply the proceeds of any draw on the Letter of Credit to cure a default under the Loan Documents; provided, however, the proceeds of any draw on the Letter of Credit shall be used by Fannie Mae for the benefit of Borrower to either pay such tax obligations secured by the Letter of Credit or otherwise apply the proceeds to satisfy the Obligations of Borrower under and
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as permitted by this Agreement. Fannie Mae may hold the Letter of Credit or the proceeds of any Letter of Credit until the date for return as determined pursuant to paragraph (c)(2), or apply all or any portion of the proceeds as permitted by this Agreement or any of the Loan Documents and hold any remaining proceeds until the date for return determined under paragraph (c)(2).
ARTICLE 14
LIMITS ON PERSONAL LIABILITY
Section 14.01. Personal Liability to Borrower.
Except as otherwise provided in this Article 14, Borrower shall have no personal liability under the Loan Documents for the repayment of any Indebtedness or for the performance of any other Obligations of Borrower under the Loan Documents, and Lender’s only recourse for the satisfaction of the Indebtedness and the performance of such Obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Properties and any other Collateral held by Lender as security for the Indebtedness.
(a) Exceptions to Limits on Personal Liability. Borrower shall be personally liable to Lender for the repayment of a portion of the Advances and other amounts due under the Loan Documents equal to any loss, expense, cost, liability or damage suffered by Lender as a result of or in any manner relating to (1) failure of Borrower to pay to Lender upon demand after an Event of Default all Rents received by Borrower or its property manager to which Lender is entitled under Section 3(a) of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits held by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds, condemnation proceeds or security deposits from tenants as required by the Security Instrument encumbering the Mortgaged Property; (3) failure of such Borrower to comply with its obligations under the Loan Documents with respect to the delivery of books and records and financial statements; (4) fraud or intentional material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Obligations or any request for any action or consent by Lender; (5) any and all indemnification obligations contained in Section 18 of any Security Instrument; (vi) the litigation against Camden Property Trust and Camden Builders Inc., filed by the Equal Rights Center in the United States District Count for the District of Maryland as Case No. PJM 07 CV 2357 with respect to the Fair Housing Act and the Americans with Disabilities Act; or (vii) failure to apply Rents, first, to the payment of reasonable operating expenses and then to amounts (“Debt Service Amounts”) payable under the Loan Documents (except that Borrower will not be personally liable (1) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (2) with respect to Rents of a Mortgaged Property that are distributed in any Calendar Quarter if Borrower has paid all operating expenses and Debt Service Amounts for the preceding Calendar Quarter). For purposes of this subsection (a), the term “Rents” shall have the meaning given to such term in the Security Instrument.
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(a) Full Recourse. Borrower shall be personally liable to Lender for the payment and performance of all Obligations upon the occurrence of any of the following Events of Default: (1) Borrower acquisition of any property or operation of any business not permitted by Section 33 of any Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of any Security Instrument; or (3) a Bankruptcy Event.
As used in this Subsection, the term “Bankruptcy Event” means any one or more of the following events:
(A)
Any Borrower (i) commences a voluntary case (or, if applicable, a joint case) under any chapter of the Bankruptcy Code or otherwise or consents to or fails to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any chapter of the Bankruptcy Code or otherwise, (ii) institutes (by petition, application, answer, consent or otherwise) any other bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, (iii) makes a general assignment for the benefit of creditors, (iv) applies for, consents to or acquiesces in the appointment of any receiver, liquidator, custodian, sequestrator, trustee or similar officer for it or for all or any substantial part of the Mortgaged Properties or (v) admits in writing its inability to pay its debts generally as they mature.

(B)
Any Targeted Entity files an involuntary petition against any Borrower under any chapter of the Bankruptcy Code or under any other bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to Borrower under the laws of any jurisdiction.

(C)
Both (1) an involuntary petition under any chapter of the Bankruptcy Code is filed against any Borrower, or any Borrower directly or indirectly becomes the subject of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or in equity, and (ii) any Targeted Entity has acted in concert or conspired with such creditors of Borrower (other than Fannie Mae or Lender) to cause the filing thereof.

(b) Miscellaneous. To the extent that Borrower has personal liability under this Section, or Guarantor has liability under the Guaranty, such liability shall be joint and several and Lender may exercise its rights against Borrower or Guarantor personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under the Loan Documents or Applicable Law. For purposes of this Article, the term “Mortgaged Property” shall not include any funds that (1) have been applied by Borrower as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or
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(2) are owned by Borrower or Guarantor and which Borrower was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding.
Section 14.02. Additional Borrowers.
If the owner of an Additional Mortgaged Property or a Substitute Mortgaged Property is an Additional Borrower, the owner of such Additional Mortgaged Property or Substitute Mortgaged Property, as the case may be, must demonstrate to the satisfaction of Lender that:
(i) the Additional Borrower is a Single-Purpose entity; and
(ii) the Additional Borrower is directly or indirectly wholly-owned by either Guarantor.
In addition, on the Closing Date of the addition of an Additional Mortgaged Property or a Substitute Mortgaged Property, the owner of such Additional Mortgaged Property or such Substitute Mortgaged Property, as the case may be, if such owner is an Additional Borrower, shall become a party to the Contribution Agreement in a manner satisfactory to Lender, shall deliver a Certificate of Borrower Parties in form and substance satisfactory to Lender, and execute and deliver, along with the other Borrowers, Variable Facility Notes and/or Fixed Facility Notes. Any Additional Borrower of an Additional Mortgaged Property or a Substitute Mortgaged Property which becomes added to the Collateral Pool shall be a Borrower for purposes of this Agreement and shall execute and deliver to Lender an amendment adding such Additional Borrower as a party to this Agreement and revising the Exhibits hereto, as applicable, to reflect the Additional Mortgaged Property or Substitute Mortgaged Property and Additional Borrower, in each case satisfactory to Lender.
Upon the release of a Mortgaged Property, the Borrower that owns such Release Mortgaged Property shall automatically without further action be released from its obligations under this Agreement and the other Loan Documents except for any liabilities or obligations of such Borrower which arose prior to the Closing Date of such release.
Section 14.03. Borrower Agency Provisions.
(a) In the event an Additional Borrower becomes a party to this Agreement, each Borrower shall irrevocably designate the Borrower Agent to be its agent and in such capacity to receive on behalf of the Borrower all proceeds, receive all notices on behalf of Borrower under this Agreement, make all requests under this Agreement, and execute, deliver and receive all instruments, certificates, requests, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower, and hereby authorizes the Lender to pay over all loan proceeds hereunder in accordance with the request of the Borrower Agent. Each Borrower hereby acknowledges that all notices required to be delivered by Lender
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to any Borrower shall be delivered to the Borrower Agent and thereby shall be deemed to have been received by such Borrower.
(b) The handling of this credit facility as a co-borrowing facility with a Borrower Agent in the manner set forth in this Agreement is solely as an accommodation to each of Borrower and Guarantor and is at their mutual request. Lender shall not incur liability to Borrower or Guarantor as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies the Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of the Borrower Agent handling of the financing arrangements of Borrower as provided herein, reliance by Lender on any request or instruction from Borrower Agent or any other action taken by the Lender with respect to this Section 14.03 except due to willful misconduct or gross negligence of the indemnified party.
Section 14.04. Joint and Several Obligation; Cross-Guaranty.
Notwithstanding anything contained in this Agreement or the other Loan Documents to the contrary (but subject to the last sentence of this Section 14.04 and the provisions of Section 14.11), each Borrower shall have joint and several liability for all Obligations. Notwithstanding the intent of all of the parties to this Agreement that all Obligations of each Borrower under this Agreement and the other Loan Documents shall be joint and several Obligations of each Borrower, each Borrower, on a joint and several basis, hereby irrevocably guarantees to Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is an unconditional guaranty of payment and performance and not merely a guaranty of collection. The Obligations of each Borrower under this Agreement shall not be subject to any counterclaim, set-off, recoupment, deduction, cross-claim or defense based upon any claim any Borrower may have against Lender or any other Borrower; provided, however, that upon the release of a Mortgaged Property, the Borrower which owns such Release Mortgaged Property shall automatically without further action be released from its obligations under this Agreement for the Obligations, except for any liabilities or obligations of such Borrower which arose prior to the Closing Date of such release.
Section 14.05. Waivers With Respect to Other Borrower Secured Obligation.
To the extent that a Security Instrument or any other Loan Document executed by one Borrower secures an Obligation of another Borrower (the “Other Borrower Secured Obligation”), and/or to the extent that a Borrower has guaranteed the debt of another Borrower pursuant to Article 14, Borrower who executed such Loan Document and/or guaranteed such debt (the “Waiving Borrower”) hereby agrees as follows:
(a) The Waiving Borrower hereby waives any right it may now or hereafter have to require the beneficiary, assignee or other secured party under such Loan Document, as a
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condition to the exercise of any remedy or other right against it thereunder or under any other Loan Document executed by the Waiving Borrower in connection with the Other Borrower Secured Obligation: (i) to proceed against the other Borrower or any other person, or against any other collateral assigned to Lender by either Borrower or any other person; (ii) to pursue any other right or remedy in Lender’s power; (iii) to give notice of the time, place or terms of any public or private sale of real or personal property collateral assigned to Lender by the other Borrower or any other person (other than the Waiving Borrower), or otherwise to comply with Section 9615 of the California Commercial Code (as modified or recodified from time to time) with respect to any such personal property collateral located in the State of California; or (iv) to make or give (except as otherwise expressly provided in the Security Documents) any presentment, demand, protest, notice of dishonor, notice of protest or other demand or notice of any kind in connection with the Other Borrower Secured Obligation or any collateral (other than the Collateral described in such Security Document) for the Other Borrower Secured Obligation.
(b) The Waiving Borrower hereby waives any defense it may now or hereafter have that relates to: (i) any disability or other defense of the other Borrower or any other person; (ii) the cessation, from any cause other than full performance, of the Other Borrower Secured Obligation; (iii) the application of the proceeds of the Other Borrower Secured Obligation, by the other Borrower or any other person, for purposes other than the purposes represented to the Waiving Borrower by the other Borrower or otherwise intended or understood by the Waiving Borrower or the other Borrower; (iv) any act or omission by Lender which directly or indirectly results in or contributes to the release of the other Borrower or any other person or any collateral for any Other Borrower Secured Obligation; (v) the unenforceability or invalidity of any Security Document or Loan Document (other than the Security Instrument executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) or guaranty with respect to any Other Borrower Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any Lien (other than the Lien of such Security Instrument) which secures any Other Borrower Secured Obligation; (vi) any failure of Lender to marshal assets in favor of the Waiving Borrower or any other person; (vii) any modification of any Other Borrower Secured Obligation, including any renewal, extension, acceleration or increase in interest rate; (viii) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Waiving Borrower’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (ix) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (x) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (xi) the election by Lender, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code; (xii) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code; (xiii) any use of cash collateral under Section 363 of the Bankruptcy Code; or (xiv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of
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any person. The Waiving Borrower further waives any and all rights and defenses that it may have because the Other Borrower Secured Obligation is secured by real property; this means, among other things, that: (A) Lender may collect from the Waiving Borrower without first foreclosing on any real or personal property collateral pledged by the other Borrower; (B) if Lender forecloses on any real property collateral pledged by the other Borrower, then (1) the amount of the Other Borrower Secured Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Lender may foreclose on the real property encumbered by the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation even if Lender, by foreclosing on the real property collateral of the Other Borrower, has destroyed any right the Waiving Borrower may have to collect from the Other Borrower. Subject to the last sentence of Section 14.04, the foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses the Waiving Borrower may have because the Other Borrower Secured Obligation is secured by real property. These rights and defenses being waived by the Waiving Borrower include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, the Waiving Borrower further expressly waives, except as provided in Section 14.05(g) below, to the extent permitted by law any and all rights and defenses that might otherwise be available to it under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.
(c) The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation shall be and remain in full force and effect even if the other Borrower had no liability at the time of incurring the Other Borrower Secured Obligation, or thereafter ceases to be liable. The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so the Waiving Borrower’s liability may be larger in amount and more burdensome than that of the other Borrower. The Waiving Borrower hereby waives the benefit of all principles or provisions of law that are or might be in conflict with the terms of any of its waivers, and agrees that the Waiving Borrower’s waivers shall not be affected by any circumstances that might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Waiving Borrower hereby waives the benefits of any right of discharge and all other rights under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Other Borrower Secured Obligation, presentment, demand for payment, protest, all notices with respect to the Other Borrower Secured Obligation that may be required by statute, rule of law or otherwise to preserve Lender’s rights against the Waiving Borrower hereunder, including notice of acceptance, notice of any amendment of the Loan Documents evidencing the Other Borrower Secured Obligation, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the other Borrower of any obligation or indebtedness and all rights to require Lender to (i)
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proceed against the other Borrower, (ii) proceed against any general partner of the other Borrower, (iii) proceed against or exhaust any collateral held by Lender to secure the Other Borrower Secured Obligation, or (iv) if the other Borrower is a partnership, pursue any other remedy it may have against the other Borrower, or any general partner of the other Borrower, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.
(d) The Waiving Borrower understands that the exercise by Lender of certain rights and remedies contained in a Security Instrument executed by the Other Borrower (such as a nonjudicial foreclosure sale) may affect or eliminate the Waiving Borrower’s right of subrogation against the Other Borrower and that the Waiving Borrower may therefore incur a partially or totally nonreimburseable liability. Nevertheless, the Waiving Borrower hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, that may then be available, since it is the intent and purpose of the Waiving Borrower that its waivers shall be absolute, independent and unconditional under any and all circumstances.
(e) In accordance with Section 2856 of the California Civil Code, the Waiving Borrower also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Other Borrower Secured Obligation) destroys or otherwise impairs the subrogation rights of the Waiving Borrower to any right to proceed against the other Borrower for reimbursement, or both, by operation of Section 580d of the California Code of Civil Procedure or otherwise.
(f) Subject to the last sentence of Section 14.04, in accordance with Section 2856 of the California Civil Code, the Waiving Borrower waives any and all other rights and defenses available to the Waiving Borrower by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses the Waiving Borrower may have by reason of protection afforded to the other Borrower with respect to the Other Borrower Secured Obligation pursuant to the antideficiency or other laws of the State of California limiting or discharging the Other Borrower Secured Obligation, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.
(g) In accordance with Section 2856 of the California Civil Code and pursuant to any other Applicable Law, the Waiving Borrower agrees to withhold the exercise of any and all subrogation, contribution and reimbursement rights against Borrower, against any other person, and against any collateral or security for the Other Borrower Secured Obligation, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Other Borrower Secured Obligation has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.
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(h) Each Borrower hereby irrevocably and unconditionally agrees that, notwithstanding Section 14.05(g) hereof, in the event, and to the extent, that its agreement and waiver set forth in Section 14.05(g) is found by a court of competent jurisdiction to be void or voidable for any reason and such Borrower has any subrogation or other rights against any other Borrower, any such claims, direct or indirect, that such Borrower may have by subrogation rights or other form of reimbursement, contribution or indemnity, against any other Borrower or to any security or any such Borrower, shall be, and such rights, claims and indebtedness are hereby, deferred, postponed and fully subordinated in time and right of payment to the prior payment, performance and satisfaction in full of the Obligations. Until payment and performance in full with interest (including post-petition interest in any case under any chapter of the Bankruptcy Code) of the Obligations, each Borrower agrees not to accept any payment or satisfaction of any kind of Indebtedness of any other Borrower in respect of any such subrogation rights arising by virtue of payments made pursuant to this Article 14, and hereby assigns such rights or indebtedness to Lender, including (i) the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code and (ii) the right to vote on any plan of reorganization. In the event that any payment on account of any such subrogation rights shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected should be turned over to Lender for application to the Obligations.
(i) At any time without notice to the Waiving Borrower, and without affecting or prejudicing the right of Lender to proceed against the Collateral described in any Loan Document executed by the Waiving Borrower and securing the Other Borrower Secured Obligation, (i) the time for payment of the principal of or interest on, or the performance of, the Other Borrower Secured Obligation may be extended or the Other Borrower Secured Obligation may be renewed in whole or in part; (ii) the time for the other Borrower’s performance of or compliance with any covenant or agreement contained in the Loan Documents evidencing the Other Borrower Secured Obligation, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (iii) the maturity of the Other Borrower Secured Obligation may be accelerated as provided in the related Note or any other related Loan Document; (iv) the related Note or any other related Loan Document may be modified or amended by Lender and the Other Borrower in any respect, including an increase in the principal amount; and (v) any security for the Other Borrower Secured Obligation may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Other Borrower Secured Obligation.
(j) It is agreed among each Borrower and Lender that all of the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the Loan Documents and that but for the provisions of this Article 14 and such waivers Lender would decline to enter into this Agreement.
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Section 14.06. No Impairment.
Each Borrower agrees that the provisions of this Article 14 are for the benefit of Lender and their successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Loan Documents.
Section 14.07. Election of Remedies.
(a) Lender, in its discretion, may (a) bring suit against any one or more Borrowers, jointly and severally, without any requirement that Lender first proceed against any other Borrower or any other Person; (b) compromise or settle with any one or more Borrowers, or any other Person, for such consideration as Lender may deem proper; (c) release one or more Borrowers, or any other Person, from liability; and (d) otherwise deal with any Borrower and any other Person, or any one or more of them, in any manner, or resort to any of the Collateral at any time held by it for performance of the Obligations or any other source or means of obtaining payment of the Obligations, and no such action shall impair the rights of Lender to collect from any Borrower any amount guaranteed by any Borrower under this Article 14.
(b) If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its rights to enter a deficiency judgment against any Borrower or any other Person, whether because of any Applicable Law pertaining to “election of remedies” or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Lender. Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or any of the Loan Documents, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be amount of the Obligations guaranteed under this Article 14, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.
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Section 14.08. Subordination of Other Obligations.
(a) Each Borrower hereby irrevocably and unconditionally agrees that all amounts payable from time to time to such Borrower by any other Borrower pursuant to any agreement, whether secured or unsecured, whether of principal, interest or otherwise, other than the amounts referred to in this Article 14 (collectively, the “Subordinated Obligations”), shall be and such rights, claims and indebtedness are, hereby deferred, postponed and fully subordinated in time and right of payment to the prior payment, performance and satisfaction in full of the Obligations; provided, however, that payments may be received by any Borrower in accordance with, and only in accordance with, the provisions of Section 14.08(b) hereof.
(b) Until the Obligations under all the Loan Documents have been finally paid in full or fully performed and all the Loan Documents have been terminated, each Borrower irrevocably and unconditionally agrees it will not ask, demand, sue for, take or receive, directly or indirectly, by set-off, redemption, purchase or in any other manner whatsoever, any payment with respect to, or any security or guaranty for, the whole or any part of the Subordinated Obligations, and in issuing documents, instruments or agreements of any kind evidencing the Subordinated Obligations, each Borrower hereby agrees that it will not receive any payment of any kind on account of the Subordinated Obligations, so long as any of the Obligations under all the Loan Documents are outstanding or any of the terms and conditions of any of the Loan Documents are in effect; provided, however, that, notwithstanding anything to the contrary contained herein, if no Potential Event of Default or Event of Default has occurred and is continuing under any of the Loan Documents, then payments may be received by such Borrower in respect of the Subordinated Obligations in accordance with the stated terms thereof. Except as aforesaid, each Borrower agrees not to accept any payment or satisfaction of any kind of indebtedness of any other Borrower in respect of the Subordinated Obligations and hereby assigns such rights or indebtedness to Fannie Mae, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of Subordinated Obligations shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected shall be turned over to Lender upon demand.
Section 14.09. Insolvency and Liability of Other Borrower.
So long as any of the Obligations are outstanding, if a petition under any chapter of the Bankruptcy Code is filed by or against any Borrower (the “Subject Borrower”), each other Borrower (each, an “Other Borrower”) agrees to file all claims against the Subject Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by the Subject Borrower and to assign to Lender all rights thereunder up to the amount of such indebtedness. In all such cases, the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof and Lender agrees to pay such Other Borrower any amounts received in excess of the amount necessary to pay the Obligations. Each
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Other Borrower hereby assigns to Lender all of such Other Borrower’s rights to all such payments to which such Other Borrower would otherwise be entitled but not to exceed the full amount of the Obligations. In the event that, notwithstanding the foregoing, any such payment shall be received by any Other Borrower before the Obligations shall have been finally paid in full, such payment shall be held in trust for the benefit of and shall be paid over to Lender upon demand. Furthermore, notwithstanding the foregoing, the liability of each Borrower hereunder shall in no way be affected by:
(a) the release or discharge of any other Borrower in any creditors’, receivership, bankruptcy or other proceedings; or
(b) the impairment, limitation or modification of the liability of any other Borrower or the estate of any other Borrower in bankruptcy resulting from the operation of any present or future provisions of any chapter of the Bankruptcy Code or other statute or from the decision in any court.
Section 14.10. Preferences, Fraudulent Conveyances, Etc.
If Lender is required to refund, or voluntarily refunds, any payment received from any Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including without limitation any judgment, order or decree of any court or administrative body having jurisdiction over any Borrower or any of its property, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, or any statement or compromise of any claim effected by Lender with any Borrower or any other claimant (a “Rescinded Payment”), then each other Borrower’s liability to Lender shall continue in full force and effect, or each other Borrower’s liability to Lender shall be reinstated and renewed, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any of the Loan Documents, and regardless of whether Lender contested the order requiring the return of such payment. In addition, each other Borrower shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys’ fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Obligations must be refunded. The provisions of this Section 14.10 shall survive the termination of the Loan Documents and any satisfaction and discharge of any Borrower by virtue of any payment, court order or any federal or state law.
Section 14.11. Maximum Liability of Each Borrower.
Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, if the obligations of any Borrower under this Agreement or any of the other Loan Documents or any Security Instruments granted by any Borrower are determined to exceed the
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reasonably equivalent value received by such Borrower in exchange for such obligations or grant of such Security Instruments under any Fraudulent Transfer Law (as hereinafter defined), then the liability of such Borrower shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under this Agreement or all the other Loan Documents subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Borrower in respect of Indebtedness to any other Borrower or any other Person that is an Affiliate of the other Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Borrower in respect of the Obligations) and after giving effect (as assets) to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Borrower pursuant to Applicable Law or pursuant to the terms of any agreement including the Contribution Agreement.
Section 14.12. Liability Cumulative; References to California Law.
The liability of each Borrower under this Article 14 is in addition to and shall be cumulative with all liabilities of such Borrower to Lender under this Agreement and all the other Loan Documents to which such Borrower is a party or in respect of any Obligations of any other Borrower.
All references in Article 14 to California law are only applicable if any Mortgaged Property is located in California.
ARTICLE 15
MISCELLANEOUS PROVISIONS
Section 15.01. Counterparts.
To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one (1) or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.
Section 15.02. Amendments, Changes and Modifications.
This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.
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Section 15.03. Payment of Costs, Fees and Expenses.
In addition to the payments required by Section 10.05 of this Agreement, Borrower shall pay, on demand, all reasonable third party out-of-pocket fees, costs, charges or expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by Lender in connection with:
(a) Any amendment, consent or waiver to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into).
(b) Defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to (1) any Mortgaged Property, (2) any event, act, condition or circumstance in connection with any Mortgaged Property or (3) the relationship between Lender and Borrower and Guarantor in connection with this Agreement or any of the transactions contemplated by this Agreement.
(c) The administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents.
(d) Any disclosure documents, including the reasonable fees and expenses of Lender’s attorneys and accountants.
Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents or the Advances. However, Borrower will not be obligated to pay any franchise, excise, estate, inheritance, income, excess profits or similar tax on Lender. Any attorneys’ fees and expenses payable by Borrower pursuant to this Section shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by Borrower pursuant to this Section, with interest thereon if not paid when due, shall become additional indebtedness of Borrower secured by the Loan Documents. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from Borrower of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under Applicable Law. The provisions of this Section are cumulative with, and do not exclude the application and benefit to Lender of, any provision of any other Loan Document relating to any of the matters covered by this Section.
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Section 15.04. Payment Procedure.
All payments to be made to Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by Lender before 1:00 p.m. (Eastern Standard Time) on the date when due.
Section 15.05. Payments on Business Days.
In any case in which the date of payment to Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.
Section 15.06. Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial.
NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF BORROWER UNDER THIS AGREEMENT AND THE NOTES, GUARANTOR UNDER THE GUARANTY, AND BORROWER AND GUARANTOR UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (1) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (2) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE UNIFORM COMMERCIAL CODE IN EFFECT FOR THE JURISDICTION IN WHICH THE BORROWERS’ ARE ORGANIZED. BORROWER AND GUARANTOR AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS (OTHER THAN THE SECURITY INSTRUMENTS) OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN THE DISTRICT OF COLUMBIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN THE DISTRICT OF COLUMBIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR
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IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS (OTHER THAN THE SECURITY INSTRUMENTS) OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. EACH OF BORROWER AND GUARANTOR IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST EITHER OR ALL OF BORROWER AND GUARANTOR AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE DISTRICT OF COLUMBIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF EACH OF BORROWER AND GUARANTOR AND LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY EACH OF BORROWER AND GUARANTOR TO PERSONAL JURISDICTION WITHIN THE DISTRICT OF COLUMBIA. BORROWER AND GUARANTOR (I) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, EACH OF BORROWER AND GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER AND/OR GUARANTOR THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY BORROWER AND GUARANTOR UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY BORROWER’S AND GUARANTOR’S FREE WILL.
Section 15.07. Severability.
In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction.
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Section 15.08. Notices.
(a) Manner of Giving Notice. Each notice, direction, certificate or other communication hereunder (in this Section referred to collectively as “notices” and singly as a “notice”) which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:
(i) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);
(ii) sent by Federal Express (or other similar reputable overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);
(iii) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient’s telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (i) or (ii) above within two Business Days) (any notice so delivered shall be deemed to have been received (1) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (2) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day);
addressed to the parties as follows:

As to Borrower:	CSP Community Owner, LLC
CPT Community Owner, LLC
c/o Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Attention: Alex Jessett
Telecopy: (713) 354-2710

with a copy to:	Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Attention: J. Robert Fisher
Telecopy: (713) 354-2710

As to Lender:	Red Mortgage Capital, Inc.
Two Miranova Place, 12th Floor
Columbus, Ohio 43215
Attention: Servicing Manager
Telecopy: (614) 857-1620
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with a copy to Servicer:	Red Mortgage Capital, Inc.
Two Miranova Place, 12th Floor
Columbus, Ohio 43215
Attention: Director, Loan Servicing and Asset Management
Telecopy: (614) 857-1610

with a copy to:	Arent Fox LLP
1675 Broadway
New York, New York 10019
Attention: David L. Dubrow, Esq.
Telecopy: (212) 484-3990

As to Fannie Mae:	Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016-2899
Attention: Vice President for
Multifamily Asset Management
Telecopy No.: (301) 280-2064

with a copy to Servicer:	Red Mortgage Capital, Inc.
Two Miranova Place, 12th Floor
Columbus, Ohio 43215
Attention: Director, Loan Servicing and Asset Management
Telecopy: (614) 857-1610

with a copy to:	Arent Fox LLP
1675 Broadway
New York, NY 10019
Attention: David L. Dubrow, Esq.
Telecopy No.: (212) 484-3990
(b) Change of Notice Address. Any party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused
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or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.
Section 15.09. Further Assurances and Corrective Instruments.
(a) Further Assurances. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Lender or Borrower may reasonably request and as may be required in the opinion of Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.
(b) Further Documentation. Without limiting the generality of subsection (a), in the event any further documentation or information is required by Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, Borrower shall provide, or cause to be provided to Lender, at Borrower’s cost and expense, such documentation or information. Borrower shall execute and deliver to Lender such documentation, including but not limited to any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is reasonably required by Lender.
(c) Compliance with Investor Requirements. Without limiting the generality of subsection (a), Borrower shall comply with the reasonable requirements of Lender to enable Lender to sell the DMBS backed by an Advance.
Section 15.10. Term of this Agreement.
This Agreement shall continue in effect until the Termination Date.
Section 15.11. Assignments; Third-Party Rights.
No Borrower shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of Lender. Lender may assign its rights and/or obligations under this Agreement separately or together, without Borrower’s consent, but may not delegate its obligations under this Agreement unless it first receives Fannie Mae’s written approval. Lender shall first assign its rights and/or obligations under this Agreement separately or together, without Borrower’s consent, to Fannie Mae. Upon assignment to Fannie Mae, Fannie Mae shall be permitted to further assign its rights and/or obligations under this Agreement subject to Section 9.08 of this Agreement.
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Section 15.12. Headings.
Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
Section 15.13. General Interpretive Principles.
For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (1) the terms defined in Appendix I and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (2) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (3) references herein to “Articles,” “Sections,” “subsections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (4) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (5) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (6) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (7) the word “including” means “including, but not limited to.”
Section 15.14. Interpretation.
The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction that disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.
Section 15.15. Standards for Decisions, Etc.
Unless otherwise provided herein, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion. Unless otherwise provided herein, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.
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Section 15.16. Decisions in Writing.
Any approval, designation, determination, selection, action or decision of Lender or Borrower must be in writing to be effective.
Section 15.17. Requests.
Borrower may submit up to a total of four (4) Requests per Calendar Year.
Section 15.18. Conflicts Between Agreements.
Any terms and conditions contained in this Agreement that may also be contained in another Loan Document are not, to the extent reasonably practicable, to be construed to be in conflict with each other but rather is construed as duplicative, confirming, additional, or cumulative provisions. To the extent that, in the interpretation of this Agreement, any ultimate conflict between the terms and conditions of this Agreement and those set forth in another Loan Document is determined to exist, the terms and conditions of this Agreement are to control.
(Signatures appear on following pages)
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER: CSP COMMUNITY OWNER, LLC, a Delaware limited liability company
By:
Name:
Title:

CPT COMMUNITY OWNER, LLC, a Delaware limited liability company
By:
Name:
Title:

[Signatures continue on following page.]
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GUARANTORS: CAMDEN PROPERTY TRUST, a Texas real estate investment trust
By:
Name:
Title:

CAMDEN SUMMIT PARTNERSHIP, L.P., a Delaware limited partnership
By:	Camden Summit, Inc.,
a Delaware corporation, its general partner

By:
Name:
Title:
[Signatures continue on following page.]
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LENDER: RED MORTGAGE CAPITAL, INC., an Ohio corporation
By:
Name:
Title:
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EXHIBITS TO MASTER CREDIT FACILITY AGREEMENT
EXHIBITS

EXHIBIT A	Schedule of Initial Mortgaged Properties and Initial Valuations
EXHIBIT B	RESERVED
EXHIBIT C	RESERVED
EXHIBIT D	RESERVED
EXHIBIT E	Confirmation of Guaranty
EXHIBIT F	Compliance Certificate
EXHIBIT G-1	Borrower Organizational Certificate
EXHIBIT G-2	Guarantor Organizational Certificate
EXHIBIT H	Conversion Request
EXHIBIT I	Master Credit Facility Agreement Conversion Amendment
EXHIBIT J	Rate Form
EXHIBIT K	Advance Confirmation Instrument
EXHIBIT L	Advance Request
EXHIBIT M	Request (Addition/Release)
EXHIBIT N	Confirmation of Obligations
EXHIBIT O	Expansion Request
EXHIBIT P	Facility Termination Request
EXHIBIT Q	Amendment to Master Credit Facility Agreement
EXHIBIT R	Credit Facility Termination Request
EXHIBIT S	RESERVED
EXHIBIT T	RESERVED
EXHIBIT U	Cash Collateral, Security and Custody Agreement
EXHIBIT V	Letter of Credit
EXHIBIT W-1	Bank Legal Opinion (Foreign)
EXHIBIT W-2	Bank Legal Opinion (Domestic)
EXHIBIT X	Form of Rent Roll

APPENDIX I	Definitions
Master Credit Facility Agreement
Camden 2008

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF INITIAL MORTGAGED PROPERTIES

AND INITIAL VALUATIONS

PROPERTY NAME	ADDRESS	INITIAL VALUATION
Camden Ballantyne	13901 Summit Commons Boulevard Charlotte, NC 28277
Camden Brookwood	147 26th Street NW Atlanta, GA 30309
Camden Deerfield	13200 Summit Boulevard Alpharetta, GA 30004
Camden Dilworth	1510 Scott Avenue Charlotte, NC 28203
Camden Dunwoody	10 Peachford Circle Dunwoody, GA 30338
Camden Governors Village	100 Durant Street Chapel Hill, NC 27517
Camden Greenway	3800 Audley Street Houston, TX 77098
Camden Lake Pine	600 Park Summit Boulevard Apex, NC 27523
Camden Manor Park	4000 Manor Club Drive Raleigh, NC 27612
Camden Midtown Atlanta	265 Ponce De Leon Avenue NE Atlanta, GA 30308
Camden Oak Crest	12025 Richmond Avenue Houston, TX 77082
Camden Reunion Park	100 Reunion Park Drive Apex, NC 27539
Camden Sedgebrook	16930 Sedgebrook Lane Huntersville, NC 28078
Camden St. Clair	3000 Briarcliff Road NE Atlanta, GA 30329
Camden Stockbridge	1000 Peridot Parkway Stockbridge, GA 30281
Camden Summit on the River	6005 State Bridge Road Duluth, GA 30097
Camden Westwood	2100 Summit Ridge Loop Morrisville, NC 27560
Master Credit Facility Agreement
Camden 2008

A-1

EXHIBIT B TO MASTER CREDIT FACILITY AGREEMENT
RESERVED
Master Credit Facility Agreement
Camden 2008

B-1

EXHIBIT C TO MASTER CREDIT FACILITY AGREEMENT
RESERVED
Master Credit Facility Agreement
Camden 2008

C-1

EXHIBIT D TO MASTER CREDIT FACILITY AGREEMENT
RESERVED
Master Credit Facility Agreement
Camden 2008

D-1

EXHIBIT E TO MASTER CREDIT FACILITY AGREEMENT
CONFIRMATION OF GUARANTY
THIS CONFIRMATION OF GUARANTY is made as of the [_____ day of _____, _____], by [GUARANTOR] (“Guarantor”), for the benefit of [LENDER] (“Lender”).
Guarantor entered into that certain [Guaranty] dated as of [_____, _____], for the benefit of Lender (the “Guaranty”) to guaranty the Guaranteed Obligations (as defined in the Guaranty) under that certain Master Credit Facility Agreement dated as of [Master Agreement Date] by and among [BORROWER] (the “Borrower”), Guarantor and Lender (as amended from time to time, the “Master Agreement”).
Borrower and Lender have [increased] [expanded] [other] the credit facility under the Master Agreement and made certain other changes to the terms and conditions of the Master Agreement pursuant to that certain [_____] Amendment to Master Agreement dated as of even date herewith (the “[_____] Amendment”). As a condition to the entering into the [_____] Amendment, Guarantor is required to confirm its obligations under the Guaranty.
Guarantor hereby (i) acknowledges and consents to the [describe] under the Master Agreement, (ii) acknowledges and consents to the [describe] of the credit facility and the other changes and the terms and conditions of the Master Agreement all as set forth in the [_____] Amendment, and (iii) confirms to Lender and Fannie Mae that the terms and provisions of the Guaranty remain in full force and effect.
Guarantor hereby confirms and ratifies the Loan Documents it has previously executed in connection with the Master Agreement.
Dated as of [_____, _____]
GUARANTOR:
[GUARANTOR]
[INSERT GUARANTOR BLOCK]
Master Credit Facility Agreement
Camden 2008

E-1

EXHIBIT F TO MASTER CREDIT FACILITY AGREEMENT

COMPLIANCE CERTIFICATE
The undersigned Borrower (“Borrower”) and the undersigned Guarantor (“Guarantor”) hereby certify to [LENDER] (“Lender”) and FANNIE MAE as follows:
Section 1. Master Agreement. Borrower is a party to that certain Master Credit Facility Agreement, dated as of [Master Agreement Date] by and among Borrower, Guarantor and Lender (as amended, restated, modified or supplemented from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.
Section 2. Satisfaction of Conditions. Borrower and Guarantor hereby represent, warrant and covenant to Lender that all conditions to the Request with respect to which this Certificate is issued have been satisfied.
Section 3. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Dated: [________________, _____]
BORROWER:
[BORROWER]
[INSERT BORROWER BLOCK]
GUARANTOR:
[GUARANTOR]
[INSERT GUARANTOR BLOCK]
Master Credit Facility Agreement
Camden 2008

F-1

EXHIBIT G-1 TO MASTER CREDIT FACILITY AGREEMENT
ORGANIZATIONAL CERTIFICATE
(Borrower)
I, the undersigned, _____, hereby certify as follows:
Section 1. Position. I am the _____ of [BORROWER] (“Borrower”), and I am authorized to deliver this Certificate on behalf of Borrower.
Section 2. Master Agreement. Borrower entered into that certain Master Credit Facility Agreement, dated as of [Master Agreement Date], by and among Borrower, [GUARANTOR], and [LENDER] (“Lender”), and others (as amended from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.
Section 3. Due Authorization of Request. I hereby certify that (i) no action by the members, shareholders or partners, as the case may be, of Borrower is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, (ii) if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions or approvals which authorize the transaction contemplated by the Request. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.
Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there is no such Organizational Certificate, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains in good standing or is duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Master Agreement.
Section 5. Incumbency Certificate. The persons authorized to execute and deliver any documents required to be delivered in connection with the Request are as follows:

Name	Office

Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Section 7. Non-Recourse. The provisions of Article 14 of the Master Agreement hereby are incorporated into this Certificate by this reference.
Dated: [_____, _____]
Master Credit Facility Agreement
Camden 2008

G-1-1

[INDIVIDUAL]
Name:
Title:
Master Credit Facility Agreement
Camden 2008

G-1-2

EXHIBIT G-2 TO MASTER CREDIT FACILITY AGREEMENT
ORGANIZATIONAL CERTIFICATE
(Guarantor)
I, the undersigned, _____, hereby certify as follows:
Section 1. Position. I am the _____ of [GUARANTOR] (“Guarantor”), and I am authorized to deliver this Certificate on behalf of Borrower.
Section 2. Master Agreement. Guarantor entered into (i) that certain Master Credit Facility Agreement dated as of [Master Agreement Date], by and among [BORROWER], Guarantor, [LENDER] (“Lender”) and others (as amended from time to time, the “Master Agreement”), and (ii) that certain [Guaranty] dated as of [Master Agreement Date] (the “Guaranty”). This Certificate is issued pursuant to the terms of the Master Agreement and the Guaranty.
Section 3. Due Authorization of Request. I hereby certify that (i) no action by the members, shareholders or partners, as the case may be, of Guarantor is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, (ii) if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions or approvals which authorize the transaction contemplated by the Request. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.
Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there is no such Organizational Certificate, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Guarantor, except as set forth in Exhibit B to this Certificate, and Guarantor remains in good standing or is duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Master Agreement.
Section 5. Incumbency Certificate. The persons authorized to execute and deliver any documents required to be delivered in connection with the Request are as follows:

Name	Office

Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Dated: [________________, _____]
[INDIVIDUAL]
Name:
Title:
Master Credit Facility Agreement
Camden 2008

G-2-1

EXHIBIT H TO MASTER CREDIT FACILITY AGREEMENT
CONVERSION REQUEST
THE MASTER AGREEMENT PURSUANT TO WHICH THIS REQUEST IS DELIVERED REQUIRES THERE TO OCCUR A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY BORROWER AND APPROVED BY YOU, AND OCCURRING WITHIN THIRTY (30) BUSINESS DAYS AFTER YOUR RECEIPT OF THE CONVERSION REQUEST (OR ON SUCH OTHER DATE TO WHICH WE MAY AGREE), AS LONG AS NONE OF THE LIMITATIONS CONTAINED IN SECTION 1.09 OF THE MASTER AGREEMENT IS VIOLATED, AND ALL CONDITIONS CONTAINED IN SECTION 1.10 OF THE MASTER AGREEMENT ARE SATISFIED.
[_____, _____]
[LENDER] (“Lender”)
[ADDRESS]
[Note: Subject to change in the event Lender or its address changes]

Re:
CONVERSION REQUEST issued pursuant to Master Credit Facility Agreement dated as of [Master Agreement Date], by and between the undersigned Borrower (“Borrower”), [GUARANTOR] and Lender (as amended from time to time, the “Master Agreement”).

Ladies and Gentlemen:
This constitutes a Conversion Request pursuant to the terms of the above-referenced Master Agreement.
Section 1. Request. Borrower hereby requests that there occur a conversion of all or a portion of the Variable Facility Commitment to a Fixed Facility Commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a) Designation of Amount of Conversion. The amount of the conversion shall be $_____.
(b) Prepayment of Variable Advances. (If necessary) The Variable Advances Outstanding which will be prepaid on the Closing Date for the conversion are as follows:

Closing Date of Variable Advance:

Master Credit Facility Agreement
Camden 2008

H-1

Maturity Date of Variable Advance:

Amount of Advance:

Proposed Closing Date:
(Note: Any Fixed Advances made in conjunction with a conversion of all or a portion of the Variable Facility Commitment to a Fixed Facility Commitment must be accompanied by an Advance Request and shall be reviewed in accordance with the terms of the Master Agreement.)
(c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 1.10 of the Master Agreement, including (i) the Conversion Documents, as well as (ii) a Compliance Certificate and (iii) an Organizational Certificate will be delivered on or before the Closing Date.
(d) Defeasance or Yield Maintenance. [For Fixed Advance only] Borrower requests the following with respect to prepayments of Fixed Advances, if applicable:
☐ Defeasance or
☐ Yield Maintenance.
Section 2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
Sincerely,
BORROWER:
[BORROWER]
[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

H-2

EXHIBIT I TO MASTER CREDIT FACILITY AGREEMENT
MASTER CREDIT FACILITY AGREEMENT CONVERSION AMENDMENT
THIS [_____] AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is made as of the [_____ day of _____, _____], by and among (i) [BORROWER] (“Borrower”), (ii) [GUARANTOR] (“Guarantor”) and (ii) [LENDER] (“Lender”).
RECITALS
A. Borrower, Guarantor and Lender are parties to that certain Master Credit Facility Agreement dated as of [Master Agreement Date] (as amended from time to time, the “Master Agreement”).
B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents dated as of even date with the Master Agreement (the “Assignment”). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C. The parties are executing this Amendment pursuant to the Master Agreement to reflect a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1. Conversion. The Variable Facility Commitment shall be reduced by, and the Fixed Facility Commitment shall be increased by, $_____, and the definitions of “Variable Facility Commitment” and “Fixed Facility Commitment” are hereby replaced in their entirety by the following new definitions:
“Fixed Facility Commitment” means $_____, plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Section 1.08 and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.
“Variable Facility Commitment” means an aggregate amount of $_____, which shall be evidenced by the Variable Facility Note plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, and less such amount as Borrower may elect to convert from
Master Credit Facility Agreement
Camden 2008

I-1

the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08 and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.
Section 2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 3. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 4. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 5. Governing Law; Consent to Jurisdiction and Venue; WAIVER OF TRIAL BY JURY. The provisions of Section 15.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal as of the day and year first above written.
BORROWER:
[BORROWER]
[INSERT BORROWER BLOCK]
GUARANTOR:
[GUARANTOR]
[INSERT GUARANTOR BLOCK]
LENDER:
[LENDER]
[INSERT LENDER BLOCK]
Master Credit Facility Agreement
Camden 2008

I-2

EXHIBIT J TO MASTER CREDIT FACILITY AGREEMENT
RATE FORM
Pursuant to Section 2.01(b) of that certain Master Credit Facility Agreement dated as of [Master Agreement Date] (as amended from time to time, the “Master Agreement”) by and among [LENDER] (“Lender”), [GUARANTOR], and the undersigned (the “Borrower”), Borrower hereby requests that Lender issue to it an advance with the following terms:

Designation of Advance	☐ Fixed Advance

(Check One)	☐ Variable Advance
FOR VARIABLE ADVANCE ONLY:

Proposed DMBS Imputed Interest Rate	%

Advance Amount	$

Term	months

DMBS Issue Date	,

Variable Facility Fee	bps

Maximum Annual Coupon Rate	%

*Discount	%

*Price	$

Breakage Fee Deposit	$

Amortization/Interest Only:

Closing Date no later than	,

*DMBS Settlement Date	,

*	To be completed by Lender upon confirmation of Rate Form.
Master Credit Facility Agreement
Camden 2008

FOR FIXED ADVANCE ONLY:

Advance Amount	$

Term	months

Cash Interest Rate	%

Amortization Period

Amortization/Interest Only:

Closing Date no later than	,
Lender will provide Borrower with written confirmation when and if it has obtained a commitment for the purchase of a Fannie Mae DMBS having the characteristics described above at a price between [          ] and [          ] or better. In the event that the lowest available Coupon Rate is greater than that specified above, Lender will not proceed without the prior written authorization of Borrower
Borrower certifies that all conditions contained in Article 2 of the Master Agreement that are required to be satisfied will be satisfied on or before the Closing Date.
Defined terms used herein shall have the same meaning as set forth in the Master Agreement.
Dated: [                    ,           ]

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

Pursuant to Section 2.01(c) of the Master Agreement, Lender hereby confirms that it has obtained a commitment for the purchase of a Fannie Mae DMBS in conformance with the terms noted above except for the following:
Dated: [                    ,           ]

LENDER:

[LENDER]

[INSERT LENDER BLOCK]
Rate Setting Date:                                         ,           ,      :      AM/PM Eastern Time
Master Credit Facility Agreement
Camden 2008

EXHIBIT K TO MASTER CREDIT FACILITY AGREEMENT
ADVANCE CONFIRMATION INSTRUMENT
THIS ADVANCE CONFIRMATION INSTRUMENT (the “Advance Confirmation Instrument”) is made as of the [      day of                     ,           ], by CPT GREENWAY, LLC AND CSP COMMUNITY OWNER, LLC (together with their successors and assigns, individually and collectively, the “Borrower”) for the benefit of RED MORTGAGE CAPITAL, INC., an Ohio corporation (together with its successors and assigns, the “Lender”) and FANNIE MAE, a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. § 1716 et seq. (together with its successors and assigns, “Fannie Mae”).
RECITALS
A. Borrower, [GUARANTOR] and Lender are parties to that certain Master Credit Facility Agreement dated as of September [     ], 2008 (as amended from time to time, the “Master Agreement”).
B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of even date with the Master Agreement (the “Assignment”). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C. In accordance with this Advance Confirmation Instrument and the Master Agreement, Lender is making a Variable Advance to Borrower.
D. Borrower is executing this Advance Confirmation Instrument pursuant to the Master Agreement to confirm certain terms of the Master Agreement and that certain Variable Facility Note dated as of September [ ], 2008 in the original principal amount of $175,000,000 (as amended from time to time, the “Variable Facility Note”) relating to the Variable Advance, and Borrower’s obligation to repay the Variable Advance in accordance with the terms of the Variable Facility Note and this Advance Confirmation Instrument.
NOW, THEREFORE, Borrower, in consideration of Lender’s making of the Variable Advance, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1. Confirmation of Advance and Terms of Advance. Borrower hereby confirms the following terms of the Variable Advance, and confirms and agrees that it shall repay the Variable Advance to Lender in accordance with the terms of the Variable Facility Note and the Master Agreement:
Master Credit Facility Agreement
Camden 2008

Advance Amount	$

Term	months

MBS Issue Date	,

MBS Imputed Interest Rate	%

Variable Facility Fee	$

Coupon Rate	%

Discount	%

Price	$

Closing Date	,
Section 2. Beneficiaries. This Advance Confirmation Instrument is made for the express benefit of Lender.
Section 3. Purpose. The terms of the Master Agreement and the Variable Facility Note govern the repayment, and all other terms relating to the Variable Advance. However, this Advance Confirmation Instrument has been executed to create a physical instrument evidencing the above-described Variable Advance under the Variable Facility Note. The Variable Advance evidenced by this Advance Confirmation Instrument does not represent a separate indebtedness from that evidenced by the Variable Facility Note.
Section 4. Effectiveness of Advance Confirmation Instrument. This Advance Confirmation Instrument will not be effective until Lender funds the Variable Advance, at which time Lender shall note the date of such funding by completing the date block at the foot of this Advance Confirmation Instrument, and executing this Advance Confirmation Instrument below such date block, and such completion shall be binding on Borrower, absent manifest error.
Section 5. Capitalized Terms. All capitalized terms used in this Advance Confirmation Instrument which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 6. Counterparts. This Advance Confirmation Instrument may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 7. Governing Law; Consent to Jurisdiction and Venue; WAIVER OF TRIAL BY JURY. The provisions of Section 15.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Advance Confirmation Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
[Remainder of page intentionally left blank.]
Master Credit Facility Agreement
Camden 2008

IN WITNESS WHEREOF, Borrower has executed this Advance Confirmation Instrument as an instrument under seal as of the day and year first above written.

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

Date of Funding:                                         ,

LENDER:

[LENDER]

[INSERT LENDER BLOCK]
Master Credit Facility Agreement
Camden 2008

PAY TO THE ORDER OF FANNIE MAE, WITHOUT RECOURSE

RED MORTGAGE CAPITAL, INC., an Ohio corporation

By:

Name:
Title:

Date:

Fannie Mae Commitment Number:
Master Credit Facility Agreement
Camden 2008

EXHIBIT L TO MASTER CREDIT FACILITY AGREEMENT
ADVANCE REQUEST
[SELECT THE APPROPRIATE LANGUAGE:]
[INITIAL ADVANCE:
THE MASTER AGREEMENT REQUIRES YOU TO MAKE THE REQUESTED INITIAL ADVANCE, IF ALL CONDITIONS CONTAINED IN SECTION 2.04(a) OF THE MASTER AGREEMENT ARE SATISFIED, AT A CLOSING TO BE HELD ON THE INITIAL CLOSING DATE.]
[FUTURE ADVANCE:
THE MASTER AGREEMENT REQUIRES YOU TO MAKE THE REQUESTED FUTURE ADVANCE, IF ALL CONDITIONS CONTAINED IN SECTION 2.04(b) OF THE MASTER AGREEMENT ARE SATISFIED, AT A CLOSING TO BE HELD ON A CLOSING DATE SELECTED BY BORROWER AND APPROVED BY YOU, WHICH DATE SHALL BE NOT MORE THAN THREE (3) BUSINESS DAYS AFTER OUR RECEIPT OF THE CONFIRMED RATE FORM (OR ON SUCH OTHER DATE AS WE MAY AGREE). LENDER RESERVES THE RIGHT TO REQUIRE THAT WE POST A DEPOSIT AT THE TIME THE FANNIE MAE COMMITMENT OR DMBS COMMITMENT IS OBTAINED AS AN ADDITIONAL CONDITION TO YOUR OBLIGATION TO MAKE THE FUTURE ADVANCE]
[                    ,           ]
[LENDER] (“Lender”)
[ADDRESS]
[Note: Subject to change in the event Lender or its address changes]

Re:	ADVANCE REQUEST issued pursuant to Master Credit Facility Agreement dated as of [Master Agreement Date] by and among the undersigned (“Borrower”), [GUARANTOR] and Lender (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes an Advance Request pursuant to the terms of the above-referenced Master Agreement.
Master Credit Facility Agreement
Camden 2008

Section 1. Request. Borrower hereby requests that Lender make an Advance in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a) Amount. The amount of the [Initial] [Future] Advance shall be $                    .
(b) Designation of Facility. The [Initial] [Future] Advance is a: [Check one]
☐ Fixed Advance
☐ Variable Advance
(c) Maturity Date. The Maturity Date of the Advance is as follows:  _____.
(d) Amortization Period. [Check one]
☐            months
☐ The Advance shall be interest only.
(e) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.04 of the Master Agreement, including (i) a confirmed Rate Form, (ii) an Advance Confirmation Instrument (for Variable Advances only), (iii) a Fixed Facility Note (for Fixed Advances only), (iv) a Variable Facility Note (for Variable Advances only), (v) a Compliance Certificate, and (vi) an Organizational Certificate, will be delivered on or before the Closing Date.
(f) Defeasance or Yield Maintenance. [For Fixed Advance only] Borrower requests the following with respect to prepayments of Fixed Advances, if applicable:
☐ Defeasance or
☐ Yield Maintenance.
Section 2. Available Commitment Amount. The information contained in the following table is true, correct and complete, to the undersigned’s knowledge. The undersigned acknowledges and agrees that the final determination of the information shall be made by Lender, in accordance with the terms of the Master Agreement.
Master Credit Facility Agreement
Camden 2008

Currently Available Fixed Facility Commitment

Currently Available Variable Facility Commitment

Proposed Amount Drawn on Fixed Facility Commitment

Proposed Amount Drawn on Variable Facility Commitment

Remaining Fixed Facility Commitment after Proposed Draw

Remaining Variable Facility Commitment after Proposed Draw
For these purposes, the terms:
(a) “Available Fixed Facility Commitment” means, at any time, the maximum amount of Fixed Facility Advances which could be issued and outstanding without causing: (i) the Aggregate Debt Service Coverage Ratio to be less than 1.55:1.0, or (ii) the Aggregate Loan to Value Ratio to be greater than fifty-five percent (55%); and
(b) “Available Variable Facility Commitment” means, at any time, the maximum amount of Variable Advances which could be issued and outstanding without causing: (i) the Aggregate Debt Service Coverage Ratio to be less than 1.30:1.0, or (ii) the Aggregate Loan to Value Ratio to be greater than fifty-five percent (55%).
Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

EXHIBIT M TO MASTER CREDIT FACILITY AGREEMENT
REQUEST
(Addition/Release)
[                    ,           ]
[LENDER] (“Lender”)
[ADDRESS]
[Note: Subject to change in the event Lender or its address changes]

Re:	REQUEST issued pursuant to Master Credit Facility Agreement, dated as of [Master Agreement Date], by and between the undersigned (“Borrower”), [GUARANTOR] and Lender (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes [an Addition] [a Release] Request pursuant to the terms of the above-referenced Master Agreement.
[SELECT APPROPRIATE SECTIONS]
Section 1. Addition Request. Borrower hereby requests that the Multifamily Residential Property described in this Request be added to the Collateral Pool [in connection with a substitution of Collateral] in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a) Property Description Package. Attached to this Request is the information and documents relating to the proposed Additional Mortgaged Property required by Lender and the Master Agreement;
(b) Due Diligence Fees. Enclosed with this Request is a check in payment of all Additional Collateral Due Diligence Fees required to be submitted with this Request pursuant to Section 10.04(b) of the Master Agreement; and
(c) Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in Section 3.02(c) of the Master Agreement will be delivered on or before the Closing Date.
Master Credit Facility Agreement
Camden 2008

M-1

Section 2. [Substitution Fee][Addition Fee]. If Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, and Borrower elects to add the Additional Mortgaged Property to the Collateral Pool, Borrower shall pay the [Substitution Fee] [Addition Fee] to Lender as one of the conditions to the closing of the Additional Mortgaged Property.
OR
Section 1. Release Request. Borrower hereby requests that the Release Mortgaged Property described in this Request be released from the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a) Description of Release Mortgaged Property. The name, address and location (county and state) of the Mortgaged Property, or other designation of the proposed Release Mortgaged Property is as follows:

Name:

Address:

Location:

(b) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 3.04(b) of the Master Agreement will be delivered on or before the Closing Date.
Section 2. Release Price. Borrower shall pay the Release Price, if applicable, as a condition to the closing of the release of the Release Mortgaged Property from the Collateral Pool.

Sincerely,

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

M-2

EXHIBIT N TO MASTER CREDIT FACILITY AGREEMENT
CONFIRMATION OF OBLIGATIONS
THIS CONFIRMATION OF OBLIGATIONS (the “Confirmation of Obligations”) is made as of the [      day of                     ,           ], by and among [BORROWER] (“Borrower”), for the benefit of [LENDER] (“Lender”) and FANNIE MAE.
RECITALS
A. Borrower, [GUARANTOR] and Lender are parties to that certain Master Credit Facility Agreement, dated as of [Master Agreement Date] (as amended from time to time, the “Master Agreement”).
B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and other Loan Documents, dated as of even date with the Master Agreement (the “Assignment”). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C. Borrower has delivered to Lender a [Addition] [Substitution] [Release] Request pursuant to the Master Agreement to release a Release Mortgaged Property from the Collateral Pool.
D. Lender has consented to the [Addition] [Substitution] [Release] Request.
E. The parties are executing this Confirmation of Obligations pursuant to the Master Agreement to confirm that each remains liable for all of its obligations under the Master Agreement and the other Loan Documents notwithstanding the [addition of the Additional Mortgaged Property to the Collateral Pool] [release of the Release Mortgaged Property from the Collateral Pool] [and the substitution of the Substitute Mortgaged Property into the Collateral Pool].
NOW, THEREFORE, Borrower, in consideration of Lender’s consent to the [release of the Release Mortgaged Property from the Collateral Pool] [addition of the Additional Mortgaged Property to the Collateral Pool] [and substitution of the Substitute Mortgaged Property into the Collateral Pool] and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:
Section 1. Confirmation of Obligations. Borrower confirms that, [except with respect to the Release Mortgaged Property and the reduction of amounts outstanding under the
Master Credit Facility Agreement
Camden 2008

Loan Documents, if any, by virtue of the payment of the Release Price,] [except with respect to the Additional Mortgaged Property and the increase of amounts outstanding under the Loan Documents] none of its respective obligations under the Master Agreement and the Loan Documents is affected by [the release of the Release Mortgaged Property from the Collateral Pool] [addition of the Additional Mortgaged Property to the Collateral Pool] [and substitution of the Substitute Mortgaged Property into the Collateral Pool], and each of its respective obligations under the Master Agreement and the Loan Documents shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, notwithstanding [the release of the Release Mortgaged Property from the Collateral Pool] [the addition of the Additional Mortgaged Property to the Collateral Pool] [and substitution of the Substitute Mortgaged Property into the Collateral Pool].
Section 2. Beneficiaries. This Confirmation of Obligations is made for the express benefit of both Lender and Fannie Mae.
Section 3. Capitalized Terms. All capitalized terms used in this Confirmation of Obligations which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 4. Counterparts. This Confirmation of Obligations may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 5. Governing Law; Consent to Jurisdiction and Venue; WAIVER OF TRIAL BY JURY. The provisions of Section 15.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Confirmation of Obligations by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
Master Credit Facility Agreement
Camden 2008

IN WITNESS WHEREOF, the parties hereto have executed this Confirmation of Obligations as an instrument under seal as of the day and year first above written.

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]

LENDER:

[LENDER]

[INSERT LENDER BLOCK]

FANNIE MAE:

[INSERT SIGNATURE BLOCK]
Master Credit Facility Agreement
Camden 2008

EXHIBIT O TO MASTER CREDIT FACILITY AGREEMENT
EXPANSION REQUEST
THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE REQUESTED INCREASE IN THE COMMITMENT, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY BORROWER AND APPROVED BY YOU, AND OCCURRING WITHIN FIFTEEN (15) BUSINESS DAYS AFTER YOUR RECEIPT OF THE EXPANSION REQUEST (OR ON SUCH OTHER DATE AS WE AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 4.03 OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.
[                    ,           ]
[LENDER] (“Lender”)
[ADDRESS]
[Note: Subject to change in the event Lender or its address changes]

Re:	EXPANSION REQUEST issued pursuant to Master Credit Facility Agreement dated as of [Master Agreement Date], by and between the undersigned (“Borrower”), [GUARANTOR] and Lender (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes an Expansion Request pursuant to the terms of the above-referenced Master Agreement.
Section 1. Request. Borrower hereby requests an increase in the maximum credit commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a) Amount of Increase. The amount of the increase in the maximum credit commitment and the amount of the increases in the Fixed Facility Commitment or the Variable Facility Commitment are as follows:

RESULTING AMOUNT OF
NAME	INCREASE	COMMITMENT
MAXIMUM CREDIT COMMITMENT:
FIXED FACILITY COMMITMENT:
Master Credit Facility Agreement
Camden 2008

O-1

RESULTING AMOUNT OF
NAME	INCREASE	COMMITMENT
VARIABLE FACILITY COMMITMENT:
[Note: Section 4.01 of the Master Agreement limits the maximum amount of increase in the Commitment to [$                    ] and the increase in the Commitment must be in the minimum amount of $5,000,000.]
(b) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 4.03 of the Master Agreement will be delivered on or before the Closing Date.
Section 2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

O-2

EXHIBIT P TO MASTER CREDIT FACILITY AGREEMENT
FACILITY TERMINATION REQUEST
THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE [VARIABLE] [FIXED] FACILITY COMMITMENT TO BE REDUCED TO THE AMOUNT DESIGNATED BY US, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY BORROWER AND APPROVED BY YOU, WITHIN FIFTEEN (15) BUSINESS DAYS AFTER YOUR RECEIPT OF THE FACILITY TERMINATION REQUEST (OR ON SUCH OTHER DATE AS WE MAY AGREE), IF ALL CONDITIONS CONTAINED IN SECTION 5.02(b) ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.
[                    ,           ]
[LENDER] (“Lender”)
[ADDRESS]
[Note: Subject to change in the event Lender or its address changes]

Re:	FACILITY TERMINATION REQUEST issued pursuant to Master Credit Facility Agreement dated as of [Master Agreement Date], by and between the undersigned (“Borrower”), [GUARANTOR] and Lender (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes a Facility Termination Request pursuant to the terms of the above-referenced Master Agreement.
Section 1. Request. Borrower hereby requests a permanent reduction in the amount of the [Variable] [Fixed] Facility Commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a) Amount of Reduction. The amount of the permanent reduction in the [Variable] [Fixed] Facility is as follows:

Amount of Reduction:	$

Resulting Amount of

[Variable] [Fixed] Facility:	$
Master Credit Facility Agreement
Camden 2008

P-1

(b) Required Prepayments. Following are any [Variable] [Fixed] Advances that shall be prepaid in connection with the permanent reduction in the [Variable] [Fixed] Facility:

Closing Date of Advance:

Maturity Date of Advance:

Amount of Advance:

(c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 5.02(b) of the Master Agreement will be delivered on or before the Closing Date.
Section 2. Prepayments and Termination Fee. Borrower shall pay the amount of the prepayment for any [Variable] [Fixed] Advances required to be prepaid pursuant to the terms of Section 6.09 of the Master Agreement, as conditions to the permanent reduction in the [Variable] [Fixed] Facility Commitment on or before the Closing Date.
Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

P-2

EXHIBIT Q TO MASTER CREDIT FACILITY AGREEMENT
AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
THIS [                    ] AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is made as of the [           day of                     ,           ], by and between [BORROWER] (“Borrower”), [GUARANTOR] (“Guarantor”) and [LENDER] (“Lender”).
RECITALS
A. Borrower, Guarantor and Lender are parties to that certain Master Credit Facility Agreement dated as of [Master Agreement Date] (as amended from time to time, the “Master Agreement”).
B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and other Loan Documents, dated as of even date with the Master Agreement (the “Assignment”). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C. The parties are executing this Amendment pursuant to the Master Agreement to reflect a permanent reduction of all or a portion of the [Variable] [Fixed] Facility Commitment.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1. Reduction of [Variable] [Fixed] Facility Commitment. The [Variable] [Fixed] Facility Commitment shall be reduced by $                                        , and the definition of “[Variable] [Fixed] Facility Commitment” is hereby replaced in its entirety by the following new definition:
“Variable Facility Commitment” means an aggregate amount of $                                        , which shall be evidenced by the Variable Facility Note plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, and less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08 and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.
Master Credit Facility Agreement
Camden 2008

Q-1

“Fixed Facility Commitment” means $                    , plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Section 1.08 and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.
Section 2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 3. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 4. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal as of the day and year first above written.

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]

GUARANTOR:

[GUARANTOR]

[INSERT GUARANTOR BLOCK]

LENDER:

[LENDER]

[INSERT LENDER BLOCK]
Master Credit Facility Agreement
Camden 2008

Q-2

EXHIBIT R TO MASTER CREDIT FACILITY AGREEMENT
CREDIT FACILITY TERMINATION REQUEST
THE MASTER AGREEMENT PURSUANT TO WHICH THIS REQUEST IS DELIVERED REQUIRES THAT THIS AGREEMENT SHALL TERMINATE, AND YOU SHALL CAUSE ALL OF THE COLLATERAL TO BE RELEASED FROM THE COLLATERAL POOL, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WITHIN THIRTY (30) BUSINESS DAYS AFTER THE YOUR RECEIPT OF THE CREDIT FACILITY TERMINATION REQUEST (OR ON SUCH OTHER DATE AS WE MAY AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 5.04(b) OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.
[                    ,           ]
[LENDER] (“Lender”)
[ADDRESS]
[Note: Subject to change in the event Lender or its address changes]

Re:	CREDIT FACILITY TERMINATION REQUEST issued pursuant to Master Credit Facility Agreement dated as of [Master Agreement Date], by and among the undersigned (“Borrower”), [GUARANTOR] and Lender (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes a Credit Facility Termination Request pursuant to the terms of the above-referenced Master Agreement.
Section 1. Request. Borrower hereby requests a termination of the Master Agreement and the Credit Facility in accordance with the terms of the Master Agreement. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 5.04(b) of the Master Agreement will be delivered on or before the Closing Date.
Section 2. Prepayments, Release Fees and Termination Fee. Borrower shall pay in full all Notes Outstanding, and the required amount of the Release Fees and the required Facility Termination Fee as a condition to the termination of the Master Agreement and the Credit Facility.
Master Credit Facility Agreement
Camden 2008

R-1

Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

BORROWER:

[BORROWER]

[INSERT BORROWER BLOCK]
Master Credit Facility Agreement
Camden 2008

R-2

EXHIBIT S TO MASTER CREDIT FACILITY AGREEMENT
RESERVED
Master Credit Facility Agreement
Camden 2008

S-1

EXHIBIT T TO MASTER CREDIT FACILITY AGREEMENT
RESERVED
Master Credit Facility Agreement
Camden 2008

T-1

EXHIBIT U TO MASTER CREDIT FACILITY AGREEMENT
CASH COLLATERAL PLEDGE, SECURITY AND CUSTODY AGREEMENT
This Cash Collateral, Pledge, Security and Custody Agreement (this “Cash Collateral Agreement”), dated as of [DATE] among [BORROWER] (the “Grantor”), FANNIE MAE (“Fannie Mae”), a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. 1716, et seq. and [LENDER], acting as agent (the “Custodian”).
RECITALS
WHEREAS, the Grantor, [GUARANTOR] and [LENDER], in its capacity as lender (“Lender”) have heretofore entered into that certain Master Credit Facility Agreement, dated [Master Agreement Date] (the “Master Agreement”) pursuant to which the Lender has established a $380,000,000 credit facility in favor of the Grantor;
WHEREAS, the Lender has assigned all of its right, title and interest in and to the Master Agreement and the other Loan Documents to Fannie Mae;
WHEREAS, to secure the obligations of the Grantor under the Master Agreement and the other Loan Documents, the Grantor has created a Collateral Pool in favor of the Lender consisting of (i) the Mortgaged Properties encumbered by the Security Instruments and (ii) any other property securing any of the Grantor’s obligations under the Loan Documents;
WHEREAS, the Master Agreement provides that a Mortgaged Property may be released from the lien of a Security Instrument, or a Substituted Mortgaged Property added to the Collateral Pool in substitution for a Mortgaged Property, under the circumstances and pursuant to the conditions set forth in the Master Agreement;
WHEREAS, the Grantor may, in partial satisfaction of such conditions, arrange for the issuance of a letter of credit for the benefit of Fannie Mae or deposit monies with the Custodian into the Cash Collateral Account (as defined herein) in order to meet certain debt service coverage and loan-to-value requirements;
WHEREAS, the Master Agreement sets forth the conditions under which Fannie Mae shall have the right to draw monies under the Letter of Credit (collectively, the “Letters of Credit”) and the purposes for which Fannie Mae may use such monies;
WHEREAS, the Master Agreement provides that under certain circumstances Fannie Mae may deposit the proceeds of a draw on the Letters of Credit into the Cash Collateral Account;
Master Credit Facility Agreement
Camden 2008

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Cash Collateral Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto the Grantor, Fannie Mae and the Custodian agree as follows:
1. Incorporation of Recitals; Definitions; Interpretation; Reference Materials.
1.1 Incorporation of Recitals. The recitals set forth above are, by this reference, incorporated into and deemed a part of this Cash Collateral Agreement.
1.2 Definitions. Capitalized terms used in this Cash Collateral Agreement shall have the meanings given to those terms in this Cash Collateral Agreement. Capitalized terms used in this Cash Collateral Agreement (including in the Recitals) and not otherwise defined in this Cash Collateral Agreement, but defined in the Master Agreement, shall have the meanings given to those terms in the Master Agreement.
1.3 Interpretation. Words importing any gender include all genders. The singular form of any word used in this Cash Collateral Agreement shall include the plural, and vice versa, unless the context otherwise requires. Words importing persons include natural persons, firms, associations, partnerships, corporations and public entities. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Cash Collateral Agreement. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Cash Collateral Agreement or any statement or supplement or exhibit hereto.
1.4 Reference Materials. Sections cited by number only refer to the respective sections of this Cash Collateral Agreement so numbered. Reference to “this Section” or “this Subsection” shall refer to the particular section or subsection in which such reference appears. Any captions, titles or headings preceding the text of any section and any table of contents or index attached to this Cash Collateral Agreement are solely for convenience of reference and shall not constitute part of this Cash Collateral Agreement or affect its meaning, construction or effect.
2. Appointment of Custodian and Deposits into Cash Collateral Account.
2.1 Appointment of Custodian. Fannie Mae hereby appoints and designates the Custodian as agent for Fannie Mae under this Cash Collateral Agreement, and hereby authorizes and instructs the Custodian to perform such acts required of the agent, on its behalf, under this Cash Collateral Agreement, with such powers as set forth herein. The Custodian hereby accepts such appointment and designation. The Grantor hereby acknowledges Fannie Mae’s appointment of the Custodian as agent for Fannie Mae under this Cash Collateral Agreement, and the powers granted therewith under this Cash Collateral Agreement.
2.2 Establishment of Cash Collateral Account and Initial Deposit.
Master Credit Facility Agreement
Camden 2008

(i) On the earlier of (i) the initial date Fannie Mae draws monies under the Letter of Credit and either is required or chooses to deposit such funds in the Cash Collateral Account or (ii) the initial date the Grantor delivers cash for deposit to the Cash Collateral Account pursuant to the terms of the Master Agreement, Fannie Mae shall deposit (the “Initial Deposit”) such funds into an account established by the Custodian on behalf of Fannie Mae at the office of a banking institution approved by Fannie Mae (the “Custodial Bank”), which account shall be entitled “Fannie Mae Cash Collateral Account” and maintained in accordance with Section 6.1 hereof (the “Cash Collateral Account”)
(ii) All further deposits of funds (each, a “Deposit”) made pursuant to the terms of the Master Agreement shall be delivered to the Custodian for deposit into the Cash Collateral Account in the required amount.
2.3 Monies Drawn Under Letters of Credit.
(i) The parties hereto agree that any monies drawn under the Letters of Credit shall be owned by Fannie Mae. Fannie Mae has agreed under the circumstances set forth in the Master Agreement to deposit such monies into the Cash Collateral Account and not to withdraw such monies except pursuant to the terms of the Master Agreement and this Cash Collateral Agreement.
(ii) To the extent that the Grantor shall be deemed to have any interest in monies drawn under any of the Letters of Credit, then the Grantor pledges and assigns to the Custodian, on behalf of Fannie Mae, and grants to the Custodian, on behalf of Fannie Mae, a lien and security interest in such monies drawn under the Letters of Credit as set forth in Section 3.1 hereof.
3. Pledge of Collateral.
3.1 Pledge and Assignment. In addition to, and consistent with, the provisions of Section 2.3 hereof, the Grantor pledges, assigns to the Custodian, and grants a continuing security interest in, all of the Grantor’s right, title and interest in and to the following collateral (collectively, the “Collateral”) to the Custodian for the benefit of Fannie Mae:
(i) the Initial Deposit and all future Deposits made pursuant to the Master Agreement and this Cash Collateral Agreement;
(ii) the Cash Collateral Account, and all funds held therein including all certificates and instruments, if any, from time to time representing, evidencing or otherwise relating to the Cash Collateral Account;
Master Credit Facility Agreement
Camden 2008

(iii) all investments made from time to time with funds held in the Cash Collateral Account and all certificates and instruments, if any, from time to time representing or evidencing such investments;
(iv) all present and future securities, investment securities, notes, certificates of deposit, treasury obligations, investment agreements, guaranteed investment contracts, negotiable instruments, general intangibles, cash, bank deposit accounts, checks and other instruments from time to time hereafter resulting from the investment and/or reinvestment of Collateral pursuant to Section 4 of this Cash Collateral Agreement; and
(v) all cash and non-cash proceeds of any of the foregoing, including, without limitation, interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the other Collateral.
3.2 Security for Obligations. This Cash Collateral Agreement and the Collateral secure the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(A), or any successor provision thereto), of all amounts due and owing by the Grantor under the Master Agreement and the other Loan Documents (the “Obligations”).
3.3 Perfection of Security Interest in Collateral. The Grantor shall, from time to time at the request of the Custodian and at the expense of the Grantor, take or cause to be taken all actions necessary to provide the Custodian for the benefit of Fannie Mae with a first priority perfected security interest in the Collateral, including all actions, notifications, registrations, filings and acts of delivery or transfer required under Articles 8 and 9 of the Uniform Commercial Code of the State of New York (the “Code”), as the same may be amended from time to time.
3.4 Further Assurances. At any time and from time to time, at the expense of the Grantor, the Grantor shall promptly execute and deliver to the Custodian all further instruments and documents, and take all further action, including, without limitation the execution of any financing statements required under the Code and that may be necessary or desirable, or that the Custodian may request, in order to perfect, continue and protect any security interest granted or purported to be granted by this Cash Collateral Agreement or to enable the Custodian to exercise and enforce its rights and remedies under this Cash Collateral Agreement.
3.5 Transfers and other Liens. The Grantor agrees that it will not (a) sell or otherwise dispose of any of the Collateral or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest created pursuant to this Cash Collateral Agreement.
Master Credit Facility Agreement
Camden 2008

3.6 Reduction in Value of Collateral. The Custodian shall not be liable for any reduction in the value of any Collateral in its possession or credited to its account (except for any reduction in value resulting from the Custodian’s willful misconduct or negligence), nor shall any such reduction in any way diminish the Grantor’s Obligations.
4. Investment of Cash Collateral Account. Funds deposited in the Cash Collateral Account may be invested and reinvested by and in the name of the Custodian only in Permitted Investments (as hereinafter defined). An investment shall be a “Permitted Investment” if it is a Permitted Investment designated in Exhibit A to this Agreement. All interest and other earnings accruing on any Permitted Investments shall remain in the Cash Collateral Account and shall be subject to this Cash Collateral Agreement, provided that all such interest and other earnings shall be disbursed to the Grantor on the first Business Day of each August, October, January and April unless Fannie Mae shall have instructed the Custodian not to so disburse such earnings because a Default or an Event of Default under the Master Agreement has occurred and is continuing. All Permitted Investments shall be made by the Custodian at the written direction of the Grantor. The Custodian may act as principal, agent, sponsor or, if a depository institution, depository with respect to any Permitted Investments.
5. Representations and Warranties.
5.1 Representations and Warranties of the Grantor. Each Grantor represents and warrants to Fannie Mae on the Closing Date that:
(i) it is a limited partnership or limited liability company duly organized, validly existing and in good standing in the state of its formation;
(ii) it has all requisite power and authority to enter into this Cash Collateral Agreement and to carry out its obligations under this Cash Collateral Agreement; the execution, delivery and performance of this Cash Collateral Agreement and the consummation of the transactions contemplated by this Cash Collateral Agreement have been duly authorized by all necessary partnership and other action on the part of the Grantor; this Cash Collateral Agreement has been duly executed and delivered by it and is the valid and binding obligation of the Grantor, enforceable against it in accordance with its terms (except to the extent enforceability thereof may be limited by any applicable bankruptcy, insolvency, receivership or similar laws affecting the rights of creditors generally);
(iii) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (a) for the pledge by the Grantor of the Collateral pursuant to this Cash Collateral Agreement or for the execution, delivery or performance of this Cash Collateral Agreement by the Grantor, (b) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (c) for the exercise by the Custodian of the rights provided for in this Cash
Master Credit Facility Agreement
Camden 2008

Collateral Agreement or the remedies in respect of the Collateral pursuant to this Cash Collateral Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally); there are no conditions precedent to the effectiveness of this Cash Collateral Agreement, to which the Grantor may be subject, that have not been satisfied or waived;
(iv) neither the execution nor delivery of this Cash Collateral Agreement nor the performance by the Grantor of its obligations under this Cash Collateral Agreement, nor the consummation of the transactions contemplated by this Cash Collateral Agreement, will (a) conflict with any provision of the certificate of limited partnership, partnership agreement, articles of organization or operating agreement of the Grantor; (b) conflict with, result in a breach of, constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract, agreement, promissory note, lease, indenture, instrument or license to which the Grantor is a party or by which the Grantor’s assets or properties may be bound or affected; (c) violate or conflict with any federal, state or local law, statute, ordinance, rule, regulation, order, judgment, decree or arbitration award which is either applicable to, binding upon or enforceable against the Grantor; (d) result in or require the creation or imposition of any liens, security interests, options or other charges or encumbrances (“Liens”) upon or with respect to the Collateral, other than Liens in favor of the Custodian; (e) give to any individual or entity a right or claim against the Grantor; (f) require the consent, approval, order or authorization of, or the registration, declaration or filing with, any federal, state or local government entity;
(v) it is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign), the Collateral, free and clear of any Liens, except Liens granted pursuant to this Cash Collateral Agreement; and
(vi) upon delivery of the Collateral to the Custodian and/or the filing of financing statements, if any, required under the Code, the Custodian for the benefit of Fannie Mae shall have a valid, enforceable and perfected first priority security interest in all of the Collateral securing the Obligations; and
(iv) its principal place of business and chief executive office is located as set forth on Exhibit B hereto.
5.2 Representations and Warranties of the Custodian. The Custodian represents and warrants to the Grantor and Fannie Mae that:
Master Credit Facility Agreement
Camden 2008

(i) it is a [                    ] duly organized and validly existing under the laws of the [                    ].
(ii) it has the power and authority to execute, deliver, and perform its obligations under, this Cash Collateral Agreement;
(iii) all partnership or other action required to authorize the acceptance of its appointment as Custodian hereunder and the execution, delivery and performance of this Cash Collateral Agreement and the effectuation of the transactions provided for in this Cash Collateral Agreement has been duly taken; and
(iv) it is not an agent of the Grantor.
6. Cash Collateral Account.
6.1 Cash Collateral Account. On or prior to the date of the Initial Deposit pursuant to Subsection 2.2(i), the Custodian, as agent for Fannie Mae, shall establish with the Custodial Bank the Cash Collateral Account pursuant to a depository agreement in form and substance satisfactory to Fannie Mae. The Custodian shall maintain the Cash Collateral Account at an office of the Custodial Bank approved in writing by Fannie Mae until the termination of this Cash Collateral Agreement. Possession, dominion and control of the Cash Collateral Account, including the authority to direct the use and disposition of monies in the Cash Collateral Account, shall be vested solely in the Custodian, acting as agent for Fannie Mae. The Grantor shall have no signature authority as to the Cash Collateral Account and shall otherwise have no authority to direct the use or disposition of monies in the Cash Collateral Account or of Permitted Investments during the term of this Cash Collateral Agreement. The Grantor shall have no right of withdrawal from the Cash Collateral Account.
Segregation of investments made with funds held in the Cash Collateral Account from all other property held by the Custodian or the Custodial Bank shall be accomplished by appropriate identification on the Custodian’s and the Custodial Bank’s books and records. The Custodian shall, and shall cause the Custodial Bank to, at all times prior to the termination of this Cash Collateral Agreement, maintain a record of all Permitted Investments and shall identify such Permitted Investments as being subject to the security interest granted to the Custodian, on behalf of Fannie Mae, in this Cash Collateral Agreement. So long as the internal procedures set forth in this Section are followed by the Custodian and the Custodial Bank, the Custodian or the Custodial Bank, as applicable, may hold the Permitted Investments in its vaults (including any vault over which it may have exclusive access and dominion) or in a commingled account (whether book-entry or otherwise), as agent for its customers, or with any bank, central depository or clearing corporation as the Custodian’s subcustodian, in nominee name or otherwise.
6.2 Powers of the Custodian.
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(i) Fannie Mae hereby authorizes the Custodian, and the Grantor hereby acknowledges such power and right, to (a) take such action on behalf of Fannie Mae and to exercise such rights, remedies, powers and privileges under this Cash Collateral Agreement as are specifically authorized to be exercised by the Custodian by the terms of this Cash Collateral Agreement, together with such rights, remedies, powers and privileges as are reasonably incidental thereto; (b) execute any of its duties as collateral agent under this Cash Collateral Agreement by or through agents or employees; and (c) retain experts (including counsel) and to act in reliance upon the advice of such experts concerning all matters pertaining to the agencies created by this Cash Collateral Agreement and its duties under this Cash Collateral Agreement, free from any liability for any action taken or omitted to be taken by it in good faith, without negligence, in accordance with the advice of such experts;
(ii) The Custodian agrees to perform only those duties specifically set forth in this Cash Collateral Agreement and no implied duties or obligations shall be read into this Cash Collateral Agreement. The Custodian shall have no duty to exercise any discretionary right, remedy, power or privilege granted to it by this Cash Collateral Agreement, or to take any affirmative action under this Cash Collateral Agreement, unless directed to do so by Fannie Mae in writing, and shall not, without the prior written approval of Fannie Mae, consent to any departure by the Grantor from the terms of this Cash Collateral Agreement, waive any default by the Grantor under this Cash Collateral Agreement or amend, modify, supplement or terminate, or agree to any surrender of, this Cash Collateral Agreement or the Collateral; provided, however, that the Custodian shall not be required to take any action which exposes the Custodian to personal liability or which is contrary to this Cash Collateral Agreement, or any other agreement or instrument relating to the Collateral or applicable law;
(iii) Neither the Custodian nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under this Cash Collateral Agreement, or in connection with this Cash Collateral Agreement, except for its or their own negligence or willful misconduct; nor shall the Custodian be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Grantor of this Cash Collateral Agreement or any other document furnished pursuant to this Cash Collateral Agreement or in connection with this Cash Collateral Agreement, or of the Collateral (or any part thereof), or for the perfection or priority of any security interest purported to be granted under this Cash Collateral Agreement; and
(iv) The Custodian shall be entitled to rely in good faith on any communication, instrument, paper or other document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. The Custodian shall be entitled to assume that no Event of Default shall have occurred and be continuing, unless the Custodian has received written notice from the Servicer (as such term is defined in the Master Agreement) or Fannie Mae that such an Event of Default
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has occurred and is continuing. The Custodian shall be entitled to receive, upon its written request, and may rely conclusively upon, certificates of Fannie Mae as to the amount of the outstanding Obligations. The Custodian may accept deposits from, lend money to, and generally engage in any kind of business with, the Grantor and its affiliates as if it were not the agent of Fannie Mae.
6.3 Custodian Appointed Attorney-In-Fact. The Grantor hereby appoints the Custodian as the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Custodian’s discretion during the continuance of an Event of Default, to take any action and to execute any instrument which the Custodian may deem necessary or advisable to accomplish the purposes of this Cash Collateral Agreement, including, to receive, indorse and collect all instruments made payable to the Grantor representing any interest payment, dividend, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The Grantor agrees that the power of attorney established pursuant to this Section shall be deemed coupled with an interest and shall be irrevocable.
6.4 Successor Custodian.
(i) The Custodian may at any time resign and be discharged of the duties and obligations created by this Cash Collateral Agreement by giving at least 60 days’ notice to Fannie Mae and the Grantor by an instrument in writing addressed and delivered to Fannie Mae and the Grantor. Such resignation shall take effect upon the date specified in such notice, unless a successor has not been appointed, in which event such resignation shall take place upon Fannie Mae’s appointment of a successor. The Custodian may be removed at any time with or without cause by an instrument in writing duly executed by or on behalf of Fannie Mae.
(ii) Fannie Mae shall, concurrently with any such resignation or removal, appoint a successor Custodian by a written instrument of substitution that complies with any requirements of applicable law. Upon the making and acceptance of such appointment, the execution and delivery by such successor Custodian of a ratifying instrument pursuant to which such successor Custodian agrees to assume the duties and obligations imposed on the Custodian by the terms of this Cash Collateral Agreement, and the delivery to such successor Custodian of the Collateral and documents and instruments then held by the retiring Custodian, such successor Custodian shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations by this Cash Collateral Agreement granted to or conferred or imposed upon the predecessor Custodian. No Custodian shall be discharged from its duties or obligations under this Cash Collateral Agreement until the Collateral and documents and instruments then held by such Custodian shall have been transferred or delivered to the successor Custodian and until such retiring Custodian shall have executed and delivered to the successor Custodian appropriate instruments
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assigning the retiring Custodian’s security or other interest in the Collateral to the successor Custodian. The retiring Custodian shall not be required to make any representation or warranty in connection with any such transfer or assignment.
(iii) Each successor Custodian shall provide the Grantor and Fannie Mae with its address, to be used for purposes of Section 8.6, in a notice complying with the terms of Section 8.6. Notwithstanding the resignation or removal of any Custodian under this Cash Collateral Agreement, the provisions of this Cash Collateral Agreement shall continue to inure to the benefit of such Custodian in respect of any action taken or omitted to be taken by such Custodian in its capacity as such while it was Custodian under this Cash Collateral Agreement.
(iv) Any corporation into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, provided such corporation shall be otherwise qualified and eligible under this Cash Collateral Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
6.5 Waiver of Lien, Set-off. The Custodian hereby waives and relinquishes any lien or right of set-off that the Custodian (irrespective of the capacity in which it is acting) may at any time have with respect to any Collateral, including monies or investments in the Cash Collateral Account.
7. Events of Default; Rights and Remedies.
7.1 Event of Default. For purposes of this Cash Collateral Agreement, “Event of Default” means:
(i) the failure by the Grantor to observe and perform any duty, obligation or covenant required to be observed or performed by the Grantor under this Cash Collateral Agreement within ten (10) days after receipt of notice, from the Custodian or Fannie Mae identifying such failure;
(ii) any representation or warranty on the part of the Grantor contained in this Cash Collateral Agreement or repeated and reaffirmed in accordance with this Cash Collateral Agreement shall prove to be false, misleading or incorrect in any material respect as of the date made or deemed made; or
(iii) the occurrence of an “Event of Default” under the Master Agreement.
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7.2 Remedies Upon Grantor’s Default. If any Event of Default has occurred and is continuing:
(i) Fannie Mae shall have the right, in its sole and absolute discretion, to liquidate the investments and use the money in the Cash Collateral Account for any purpose described in the Master Agreement;
(ii) Fannie Mae may, without notice to the Grantor, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;
(iii) Fannie Mae shall have the right, in its sole and absolute discretion, to direct the Custodian to transfer to or register in the name of Fannie Mae or any of its nominees, any or all of the Collateral; and
(iv) Fannie Mae may, or the Custodian acting at the written direction of Fannie Mae shall, exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Cash Collateral Agreement or otherwise available to it, all of the rights and remedies of a secured party under the Code and also may, without notice except as specified below, sell the Collateral at public or private sale, at any of the offices of Fannie Mae or the Custodian or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by the Code, ten (10) days’ prior notice to the Grantor of the time and place of any public or private sale shall constitute reasonable notification. Neither Fannie Mae nor the Custodian shall be obligated to sell any Collateral notwithstanding notice of sale having been previously given. Fannie Mae may, or the Custodian acting at the direction of Fannie Mae shall, adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
Nothing in this Cash Collateral Agreement shall require or be construed to require Fannie Mae to accept tender of performance of any of the Grantor’s obligations under this Cash Collateral Agreement after the expiration of any time period set forth in this Cash Collateral Agreement for the performance of such obligations and the expiration of any applicable cure periods, if any.
Upon the occurrence of an Event of Default described in Section 7.1(i), the Custodian may (but shall not be obligated to) perform, or cause to be performed, such duty, obligation or covenant, or remedy any such failure, and may expend its funds for such purpose; provided, however, that, in accordance with Section 8.1 of this Cash Collateral Agreement, the Grantor shall reimburse the Custodian for any funds so expended.
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7.3 Application of Proceeds. All cash proceeds received by Fannie Mae in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by Fannie Mae to the payment of any outstanding Obligations in such order as Fannie Mae may elect. Any surplus of such cash proceeds held by Fannie Mae, and remaining after payment and satisfaction in full of all the Obligations, shall be paid over to the Grantor, or to the person or persons who may be lawfully entitled to receive such surplus. The Grantor shall be liable for any deficiency (subject to the non-recourse limitations and exceptions thereto set forth in Section 14.01 of the Master Agreement) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations.
7.4 No Additional Waiver Implied by One Waiver. If the Grantor shall fail to perform any obligation it is required to perform under this Cash Collateral Agreement, and such failure is thereafter waived by Fannie Mae, such waiver shall be limited to the particular failure so waived and shall not be deemed to waive any other failure to perform as required under this Cash Collateral Agreement. Any forbearance to demand payment of any amounts payable under this Cash Collateral Agreement shall be limited to the particular payment for which Fannie Mae, forbears demand for payment and shall not be deemed a forbearance to demand any other amount payable under this Cash Collateral Agreement.
8. Miscellaneous Provisions.
8.1 Fee; Costs and Expenses; Indemnification. The Grantor shall pay to the Custodian an annual fee in the amount of $                     for its services hereunder, payable annually in advance on the date of execution and delivery hereof and on each anniversary of such date during the term of this Cash Collateral Agreement. The Grantor agrees to reimburse the Custodian, on demand, for all reasonable out-of-pocket costs and expenses incurred by the Custodian in connection with the administration and enforcement of this Cash Collateral Agreement and agrees to indemnify and hold harmless the Custodian from and against any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by the Custodian under this Cash Collateral Agreement or in connection with this Cash Collateral Agreement, unless such liability shall be due to willful misconduct or negligence on the part of the Custodian or its agents or employees. Any and all amounts expended by the Custodian pursuant to Section 7.2 hereof shall be repayable to it by the Grantor upon the Custodian’s demand therefor. The obligations of the Grantor under this Section shall survive the termination of this Cash Collateral Agreement, the resignation of the Custodian, and the discharge of the other obligations of the Grantor under this Cash Collateral Agreement.
8.2 Termination. This Cash Collateral Agreement and the assignments, pledges and security interests created or granted by this Cash Collateral Agreement shall create a continuing security interest in the Collateral and shall terminate upon the later to occur of (a) termination of the Master Agreement (as provided in the Master Agreement) or (b) the date which is ninety-one (91) days after the date on which all amounts due under the Loan Documents
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have been paid in full, provided that during such ninety-one (91) day period, no filing of a petition in bankruptcy or other commencement of a bankruptcy or similar proceeding by or against the Grantor under any applicable bankruptcy, insolvency, reorganization or similar law now in effect or any such proceeding by or against the Grantor under any applicable bankruptcy, insolvency, reorganization or similar law in effect after the date of this Cash Collateral Agreement, shall have occurred.
Upon notice of such termination from Fannie Mae, the Custodian shall reassign, without recourse to, or any warranty whatsoever by it, and deliver to the Grantor all Collateral and documents then in the custody or possession of the Custodian and, if requested by the Grantor, shall execute and deliver to the Grantor for recording or filing in each office in which any assignment or financing statement relative to the Collateral or the agreements relating thereto or any part thereof, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the Code) releasing the Custodian’s interest therein, as appropriate, and such other documents, notices, orders and instruments as the Grantor may reasonably request, all without recourse to or any warranty whatsoever by, the Custodian, and at the cost and expense of the Grantor.
8.3 Entire Agreement. This Cash Collateral Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties to this Cash Collateral Agreement with respect to the subject matter of this Cash Collateral Agreement.
8.4 Amendment. This Cash Collateral Agreement may not be amended, changed, waived or modified except by a writing executed by duly authorized representatives of the Grantor, the Custodian and Fannie Mae.
8.5 Successors and Assigns. This Cash Collateral Agreement shall inure to the benefit of, and be enforceable by, the Grantor, the Custodian and Fannie Mae and their respective successors and permitted assigns, and nothing herein expressed or implied shall be construed to give any other person or entity any legal or equitable rights under this Cash Collateral Agreement. The Grantor shall not assign any of its rights, interests or obligations under this Cash Collateral Agreement without the prior written consent of Fannie Mae.
8.6 Notices; Change In Principal Place of Business. All notices, directions, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when sent by certified or registered mail, return receipt requested, by overnight courier or by telecopy (to be confirmed with a copy thereof sent by regular mail within two Business Days), addressed to the appropriate notice address set forth below. Any of the parties hereto may, by such notice described above, designate any further or different address to which subsequent notices, certificates or other communication shall be sent without any requirement of execution of any amendment to this Cash Collateral Agreement. Any such notice, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date
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of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this Section. The notice addresses are as follows:
To Grantor:

As to the Custodian:
Red Mortgage Capital, Inc.
Two Miranova Place, 12th Floor
Columbus, Ohio 43215
Attention: Servicing Manager
Telecopy: (614) 857-1620
To Fannie Mae:
If by mail or overnight courier:
Fannie Mae
3900 Wisconsin Avenue, N.W.
Drawer AM
Washington, D.C. 20016
Attention: Director, Multifamily Operations
Asset Management
Telecopy: (202) 752-3542
Re:
If by messenger:
Fannie Mae
4000 Wisconsin Avenue, N.W.
Washington, D.C. 20016
Attention: Director, Multifamily Operations Asset Management
Telecopy: (202) 752-3542
Re:
with a copy to:
If by mail or overnight courier:
Fannie Mae
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3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016
Attention: Vice President, Multifamily Asset Management
Telecopy: (202) 752-5016
Re:
If by messenger:
Fannie Mae
3939 Wisconsin Avenue, N.W.
Washington, D.C. 20016
Attention: Vice President, Multifamily Asset Management
Telecopy: (202) 752-5016
Re:
To the Servicer:

All notices to be given by the Grantor under this Cash Collateral Agreement shall be given to Fannie Mae and the Servicer. The Grantor shall give Fannie Mae and the Servicer at least thirty (30) days prior written notice of a change in its principal place of business and chief executive office.
8.7 Rights of Servicer. The parties to this Cash Collateral Agreement acknowledge and agree, and the Custodian is hereby authorized and instructed by Fannie Mae, that, except as otherwise provided below, in connection with any provision of this Cash Collateral Agreement under which Fannie Mae is otherwise granted the right (A) to request that the Grantor, the Custodian or another party (i) take or refrain from taking certain action, (ii) deliver certain information, documents or instruments, or (iii) invest funds in the Cash Collateral Account, (B) to give any instructions or directions or (C) to exercise remedies under Section 7.2 of this Cash Collateral Agreement, Red Mortgage Capital, Inc. is hereby authorized to act on behalf of, and in the place and stead of, Fannie Mae, pursuant to the Servicing Agreement between Fannie Mae and Red Mortgage Capital, Inc. (the “Servicer”). Any rights of the Servicer to act on behalf of Fannie Mae pursuant to the preceding sentence shall be terminated as and to the extent determined by Fannie Mae upon delivery by Fannie Mae to the parties to this Cash Collateral Agreement of written notice of such termination. The Servicer is neither affiliated with, nor acting as an agent for, the Grantor.
8.8 Discretion. Whenever Fannie Mae shall have any right or option to exercise any discretion, to determine any matter, to accept any presentation or to approve any matter, such
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exercise, determination, acceptance or approval shall, without exception, be in Fannie Mae’s sole and absolute discretion.
8.9 Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 15.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
8.10 Severability. If any term or other provision of this Cash Collateral Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Cash Collateral Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.
8.11 Multiple Counterparts. This Cash Collateral Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be deemed to be an original.
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The Grantor, the Custodian and Fannie Mae have caused this Cash Collateral Agreement to be signed, on the date first written above, by their respective officers duly authorized.

GRANTOR:

By:

Name:

Title:

CUSTODIAN:

By:

Name:

Title:

FANNIE MAE

By:

Name:

Title:

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EXHIBIT A
PERMITTED INVESTMENTS
The following investments are Permitted Investments (please see the exceptions set out in under the next heading, Exclusions from Permitted Investments):
(a) Government Obligations. Direct obligations of, and obligations on which the full and timely payment of principal and interest is unconditionally guaranteed by, the full faith and credit of the United States of America.
(b) Agencies; World Bank. Direct obligations of, and obligations on which the full and timely payment of principal and interest is unconditionally guaranteed by, any agency or instrumentality of the United States of America (other than the Federal Home Loan Mortgage Corporation) or direct obligations of the World Bank. These obligations must be rated in the Highest Rating Category.
(c) State and Local Obligations. Obligations of any state or territory of the United States of America, obligations of any agency, instrumentality, authority or political subdivision of a state or territory, and obligations of any public benefit or municipal corporation. Interest must be payable on a current basis and the obligations must be rated in the Highest Rating Category.
(d) Repurchase Agreements. Any written repurchase agreement entered into with a Qualified Financial Institution (see definition below) whose unsecured short-term obligations are rated in the Highest Rating Category.
(e) Commercial Paper. Commercial paper rated in the Highest Rating Category.
(f) Bank Deposits. Interest-bearing negotiable certificates of deposit, interest-bearing time deposits, interest-bearing savings accounts or bankers’ acceptances, issued by a Qualified Financial Institution whose unsecured short-term obligations are rated in the Highest Rating Category. Interest-bearing negotiable certificates of deposit, interest-bearing time deposits or interest-bearing savings accounts, issued by a Qualified Financial Institution, if such deposits or accounts are fully insured by the Federal Deposit Insurance Corporation.
(g) Investment Agreements. Agreements for the investment of moneys at a guaranteed rate (an “Investment Agreement”) with Fannie Mae. Investment Agreements with a Qualified Financial Institution whose unsecured long-term obligations are rated in the Highest Rating Category, or whose obligations are unconditionally guaranteed or insured by a Qualified Financial Institution whose unsecured long-term obligations are rated in the Highest Rating Category. The Investment Agreement must be in a form acceptable to Fannie Mae. The Investment Agreement must include the following restrictions:
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(1) invested funds shall be available for withdrawal without penalty or premium at any time that (a) moneys are required for payment or (b) if a bond credit enhancement, any Rating Agency indicates that it will lower, suspend or withdraw or actually lowers, suspends or withdraws the rating on the bonds on account of the rating of the Qualified Financial Institution providing, guaranteeing or insuring, as applicable, the Investment Agreement;
(2) the Investment Agreement is the unconditional and general obligation of the provider and, if applicable, the guarantor or insurer, of the Investment Agreement, and is not subordinated to any other obligation;
(3) a legal opinion provides that the Investment Agreement is legal, valid, binding and enforceable upon the provider of the Investment Agreement in accordance with its terms and, if applicable, that any guaranty, insurance policy or other facility provided by a guarantor, insurer or other provider is legal, valid, binding and enforceable upon the guarantor, insurer or other provider in accordance with its terms; and
(4) the Investment Agreement provides that if during its term the rating of the Qualified Financial Institution providing, guaranteeing or insuring, as applicable, the Investment Agreement, is withdrawn or suspended by any Rating Agency or falls below the Highest Rating Category, the provider must, within 10 days following a written request to do so, either: (a) collateralizes the Investment Agreement (if the Investment Agreement is not already collateralized) with Permitted Investments described in paragraph (a) or (b) by depositing collateral with the bond trustee (if a bond credit enhancement) or a third party custodian, such collateralization to be effected in a manner and in an amount sufficient to maintain the then current rating of the bonds, or, if the Investment Agreement is already collateralized, increase the collateral with Permitted Investments described in paragraph (a) or (b) by depositing collateral with the trustee or a third party custodian, so as to maintain the then current rating of the bonds, or (b) unless waived, repay the principal of and accrued but unpaid interest on the investment, in either case with no penalty or premium unless required by law.
If an Investment Agreement does not require the provider to either (a) post collateral as described in paragraph (4) upon a downgrade in the rating of the provider or (b) compensate for any loss in yield upon reinvestment if the Investment Agreement is terminated following a downgrade in the rating of the provider, the yield on the Investment Agreement above the minimum yield permitted by the Rating Agency (presently 2.5% per annum) will not be taken into account in any Cash Flow Projection provided to a Rating Agency.
(h) Money Market Funds. Money market mutual funds registered under the Investment Company Act of 1940 rated “AAAm-G” or “AAAm” by S&P or “Aaa” by Moody’s,
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provided that the portfolio of such money market mutual fund is limited to obligations described in paragraph (a) and to agreements to repurchase such obligations or paragraphs (b) or (c) and approved in writing by Fannie Mae. Mutual funds of any bond trustee or any of its affiliates are acceptable.
(i) Any other Investment Approved by Fannie Mae. Any other investment approved by Fannie Mae.
Exclusions From Permitted Investments.
Permitted Investments may not include any of the following:
(1) Any investment with a final maturity or any agreement with a term greater than 30 days from the date of the investment. This exclusion does not apply to (a) obligations that provide for the optional or mandatory tender, at par, by the holder at least once within 30 days of the date of purchase, (b) Government Obligations irrevocably deposited with a bond trustee for the defeasance of Bonds pursuant to a bond trust indenture, and (c) agreements or other permitted investments listed in paragraphs (g) and (i)).
(2) Any obligation (other than obligations described in paragraphs (a) and (b)) with a purchase price greater or less than the par value of such obligation.
(3) Mortgage-backed securities, real estate mortgage investment conduits or collateralized mortgage obligations.
(4) Interest-only or principal-only stripped securities.
(5) Obligations bearing interest at inverse floating rates.
(6) Any investment which may be prepaid or called at a price less than its purchase price prior to stated maturity.
(7) Any investment described in paragraph (d) or (g) with a foreign based Qualified Financial Institution (see clause (d) in the definition of “Qualified Financial Institution” below) if the Qualified Financial Institution does not agree to submit to jurisdiction, venue and service of process in the United States of America in the Investment Agreement.
(8) Any investment the interest rate on which is variable, and is established other than by reference to a single interest rate index plus a single fixed spread, if any, and which interest rate moves proportionately with that index.
(9) Any investment to which S&P has added an “r” highlighter (denotes a derivative, hybrid and certain other obligations S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks).
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C. Definition of a Qualified Financial Institution.
“Qualified Financial Institution” means any of the following having a senior unsecured debt rating in the Highest Rating Category and approved by Fannie Mae:
(a) bank or trust company organized under the laws of any state of the United States of America,
(b) national banking association,
(c) savings bank, a savings and loan association, or an insurance company or association chartered or organized under the laws of any state of the United States of America,
(d) federal branch or agency pursuant to the International Banking Act of 1978 or any successor provisions of law or a domestic branch or agency of a foreign bank which branch or agency is duly licensed or authorized to do business under the laws of any state or territory of the United States of America,
(e) government bond dealer reporting to, trading with, and recognized as a primary dealer by the Federal Reserve Bank of New York, and
(f) securities dealer approved in writing by Fannie Mae the liquidation of which is subject to the Securities Investors Protection Corporation or other similar corporation.
D. Definition of Highest Rating Category.
“Highest Rating Category” means an S&P rating category of “A-1+” for instruments having a term of one year or less and “AAA” for instruments having a term of greater than one year, and a Moody’s rating category of “P-1” for instruments having a term of one year or less and “Aaa” for instruments having a term greater than one year.
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EXHIBIT B
Principal Place of Business and Chief Executive Office
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EXHIBIT V TO MASTER CREDIT FACILITY AGREEMENT
LETTER OF CREDIT
[Letter of Credit Issuer’s Letter of Credit Form]
[Bank’s letterhead]
IRREVOCABLE LETTER OF CREDIT NO.
                    , 20
Fannie Mae
Multifamily Operations — Asset Management
Drawer # AM
3900 Wisconsin Avenue, N.W.
Washington, DC 20016
Re: DRA/Wrangler Facility
Dear Sir or Madam:
For the account of                                          [Insert name of account party/customer], we hereby open in your favor our Irrevocable Letter of Credit No.                      (“Credit”) for an amount not exceeding a total of U.S. $                    , effective immediately and expiring on                     , 20     .1
Funds under this Credit are available to you against a sight draft(s) on us completed by you or [LENDER] on your behalf2, completed in substantially the form attached as Exhibit I, for all or any part of this Credit.
We will promptly honor all drafts drawn in compliance with the terms of this Credit if received on or before the expiration date at                                                                                                                           [Insert Bank’s address].

[1]	Must have a term of at least one year.

[2]	Only Fannie Mae may be shown as beneficiary; either Fannie Mae or [LENDER] can draw funds under the Letter of Credit, payable only to Fannie Mae.
Master Credit Facility Agreement
Camden 2008

Drafts presented at our office at the address set forth above in person or by mail or by telecopy at the following number                                          no later than 10:00 a.m. shall be honored on the date of presentation, by payment in accordance with your payment instructions that accompany each such draft. If requested by you, payment under this Credit may be made by wire transfer of immediately available funds to your account as specified in the draft (whether executed by you or [LENDER]), or by deposit of same day funds in your designated account that you maintain with us.
This Credit shall be governed by and subject to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500 (“UCP”), and to the extent not inconsistent with the UCP, laws of the State of  _____.

Sincerely,

[Insert Bank’s name]

By:

Name:

Title:

Master Credit Facility Agreement
Camden 2008

Exhibit I
to
Letter of Credit
SIGHT DRAFT
[Insert Letter of Credit Issuer’s name and address]
                    , 20
Pay on demand to Fannie Mae the sum of U.S. $                    . This draft is drawn under your Irrevocable Letter of Credit No.                     .

FANNIE MAE

By:

Name:

Title:

OR

RED MORTGAGE CAPITAL, INC.

By:

Name:

Title:

Master Credit Facility Agreement
Camden 2008

EXHIBIT W-1 TO MASTER CREDIT FACILITY AGREEMENT
BANK LEGAL OPINION (FOREIGN)
[DATE]
Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, DC 20016-2899
Ladies and Gentlemen:
This opinion is being furnished to you at the request of [                    ] with respect to the issuance by                                          (the “Bank”) of its letter of credit No.                      (the “Letter of Credit”) in your favor.
We have acted as NATIONALITY counsel to the Bank acting by and through its NEW YORK BRANCH in connection with the preparation, execution and delivery by the Bank of the Letter of Credit. We have examined the Letter of Credit and such other instruments, corporate records, certificates, documents and other matters as we have deemed necessary or advisable in order to give the following opinions. In giving this opinion, we have assumed the genuineness of signatures and the authenticity of certificates and documents, other than those of the Bank, submitted to us as originals and the conformity to original documents of documents submitted to us as copies.
As to various questions of fact material to our opinion, we have relied upon information provided to us by officers of the Bank and documents issued by governmental bodies and officials. We have also assumed the Letter of Credit is a legal, valid, binding and enforceable obligation of the Bank under the laws of the STATE OF NEW YORK and the United States of America.
No opinion is expressed herein as to the laws of any jurisdiction other than the laws of COUNTRY.
Based upon and subject to the foregoing, we are of the opinion that:
1. The Bank is duly established, validly existing and in good standing in COUNTRY and has the corporate power and authority to execute, deliver and perform its obligations under the Letter of Credit.
2. The Bank’s execution and delivery of, and performance of its obligations under, the Letter of Credit have been duly authorized by all necessary corporate action of the Bank.
Master Credit Facility Agreement
Camden 2008

W-1-1

3. The Bank’s execution and performance of the Letter of Credit will not violate any NATIONALITY law, rule or regulation pertaining to the Bank, including its NEW YORK BRANCH, any NATIONALITY court order or government order, or any charter or bylaw provision or agreement of the Bank. No consent, approval, authorization, license, ruling or order of, or action by, any NATIONALITY court or governmental agency or body not previously obtained, and no filing, recordation or publication of any document not previously filed, recorded or published, is required under the laws of COUNTRY currently in effect in connection with the execution and delivery by the Bank of the Letter of Credit, or for the remittance from COUNTRY to the United States of United States dollars in an amount sufficient to satisfy the obligations of the Bank under the Letter of Credit.
4. The Letter of Credit, assuming it has been duly executed and delivered by a duly authorized representative of the NEW YORK BRANCH of the Bank, enforceable in accordance with its terms under the laws of the STATE OF NEW YORK to which it is expressly subject, will constitute the legal, valid and binding obligations of the Bank ranking pari passu with the Bank’s other unsecured, unsubordinated indebtedness (including deposit liabilities but except those preferred by law), enforceable in accordance with its terms; provided, however, that enforcement of the Letter of Credit against the Bank may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar proceedings or laws affecting the enforcement of creditors’ rights in general as such laws would apply in the event of the bankruptcy, insolvency, reorganization or liquidation of the Bank.
5. In the event that the Bank fails to honor its obligations under the Letter of Credit (other than as a result of compliance with the applicable laws, regulations, directives or orders of appropriate governmental authority of the United States) upon proper demand to the NEW YORK BRANCH in compliance with the requirements of the Letter of Credit, the Bank would have a direct and general obligation to make payment in accordance with the Letter of Credit.
6. The beneficiary of the Letter of Credit would be able to institute any actions or proceedings directly against the Bank in CITY, COUNTRY under the Letter of Credit without first having to obtain a judgment in respect of the Letter of Credit in a court in the United States, and access by the beneficiary of the Letter of Credit to the courts of COUNTRY is not restricted. The beneficiary of the Letter of Credit is not required to qualify under any statute or law or pay any franchise tax, stamp tax or similar fee to gain such access, whether in respect of a direct suit on the Letter of Credit, or a proceeding to enforce a judgment obtained by the Trustee before a court in the United States, nor will the beneficiary of the Letter of Credit be resident, domiciled, carrying on business or otherwise subject to taxation in COUNTRY solely by reason of the execution, delivery, or performance by the Bank or the enforcement by the beneficiary of the Letter of Credit. Any final and conclusive judgment for a definite sum obtained for the recovery of amounts due and unpaid under the Letter of Credit in a NEW YORK STATE or United States Federal court sitting in NEW YORK will be held enforceable against the Bank in the appropriate courts of COUNTRY without re-examination or re-litigation of the
Master Credit Facility Agreement
Camden 2008

W-1-2

matters adjudicated. STATE CUSTOMARY EXCEPTION(S) TO THE ABOVE PROVISIONS, IF ANY.
7. The choice of law provisions of the Letter of Credit are valid under the laws of COUNTRY and a court in COUNTRY would uphold such choice of law in a suit brought in a court of competent jurisdiction in COUNTRY.
8. The Bank is subject to commercial law in COUNTRY and is generally subject to suit and neither it nor any of its property or revenues enjoys any right of immunity from any judicial proceeding in COUNTRY.
9. There is no income, fee, stamp, tax or other duty or similar impost of the government of COUNTRY or any political subdivision or instrumentality or agency thereof or account of which any amount is required to be imposed by withholding or otherwise, which is imposed on or applicable to any payment to be made by the Bank to the Fannie Mae under the Letter of Credit.
Master Credit Facility Agreement
Camden 2008
Very truly yours,

W-1-3

EXHIBIT W-2 TO MASTER CREDIT FACILITY AGREEMENT
BANK LEGAL OPINION (DOMESTIC)
[DATE]
Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, DC 20016-2899
Ladies and Gentlemen:
We have acted as counsel to                      (the “Bank”) in connection with the preparation, execution, and delivery of the Letter of Credit. We have examined a certificate of the [Comptroller of the Currency or other charterer] of recent date as to the valid certification of the Bank to do business as a                      [national/state] banking association, such records and other proceedings of the Bank and such laws, rules, and regulations as we have deemed necessary for purposes of issuing this opinion. We have also examined a certificate of a                      of the Bank (the “Certificate”) as to the authority of certain officers of the Bank to execute agreements on behalf of the Bank and as to the incumbency of the officer(s) of the Bank who have executed the Letter of Credit on behalf of the Bank. We have assumed the authenticity of certificates and documents submitted to us as originals (other than the Letter of Credit and the Certificate) and the conformity to original documents of documents submitted to us as copies.
Based upon and subject to the foregoing, we are of the opinion that the Letter of Credit has been duly executed and delivered by the Bank and constitutes the legal, valid, and binding obligation of the Bank, enforceable in accordance with its terms, except that the enforcement of the rights and remedies with respect thereto is subject to applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, or similar laws affecting the enforcement of creditors’ rights generally as they may be applied in the bankruptcy, insolvency, reorganization or liquidation of the Bank, and that the availability of the remedies of specific performance, of injunction relief or other equitable remedies is subject to the discretion of the court before which any proceedings therefor may be brought.
We authorize Red Mortgage Capital, Inc. (the “Lender”) to rely on this opinion to the extent and as if it was addressed to the Lender.
Very truly yours,
Master Credit Facility Agreement
Camden 2008

W-2-1

EXHIBIT X TO MASTER CREDIT FACILITY AGREEMENT
FORM OF RENT ROLL
(See Attached)
Master Credit Facility Agreement
Camden 2008

X-1

CAMDEN — CAMDEN
RENT ROLL DETAIL
As of
Details

		Unit										Other
		Designation		Unit/Lease		Move-In	Lease	Lease	Market	Trans	Lease	Charges	Total	Dep
Unit	Floorplan	(3.0 only)	SQFT	Status	Name	Move Out	Start	End	+ Addl.	Code	Rent	Credits	Billing	On Hand	Balance

Totals:
Amt/SQFT: Market =            SQFT; Leased =            SQFT;

		Average	Average	Market	Average	Leased	Units		Units
Floorplan	# Units	SQFT	Market + Addl.	Amt/SQFT	Leased	Amt/SQFT	Occupied	Occupancy %	Available

Totals:
Occupancy and Rents Summary for Current Data

Unit Status	Market + Addl.	# Units	Potential Rent
Occupied, no NTV
Occupied, NTV
Occupied NTV Leased
Vacant Leased
Admin/Down
Vacant Not Leased
Totals:
Summary Billing by Transaction Code for Current Date

Code	Amount
MODEL
RENT
Total:

APPENDIX I
DEFINITIONS
For all purposes of the Agreement, the following terms shall have the respective meanings set forth below:
“Acquiring Person” means a “person” or “group of persons” within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.
“Addition Fee” means, with respect to an Additional Mortgaged Property added to the Collateral Pool in accordance with Section 3.02, a fee in the amount which [*].
“Addition Loan Documents” means the Security Instrument covering an Additional Mortgaged Property and any other documents, instruments or certificates reasonably required by Lender in form and substance satisfactory to Lender and Borrower in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article 3.
“Addition Request” means a written request, substantially in the form of Exhibit M to the Agreement, to add Additional Mortgaged Properties to the Collateral Pool as set forth in Section 3.02(a).
“Additional Borrower” means the owner of an Additional Mortgaged Property or a Substitute Mortgaged Property, which entity has been approved by Lender and becomes a Borrower under the Agreement and the applicable Loan Documents and their permitted successors and assigns.
“Additional Collateral” shall have the meaning given that term in Section 6.13.
“Additional Collateral Due Diligence Fees” means the due diligence fees paid by Borrower to Lender with respect to each Additional Mortgaged Property, as set forth in Section 10.04(b).
“Additional Mortgaged Property” means each Multifamily Residential Property owned by Borrower (either in fee simple or as tenant under a ground lease meeting all of Lender’s requirements for similar loans anticipated to be sold to Fannie Mae) and added to the Collateral Pool after the Initial Closing Date pursuant to Article 3.

*
Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-1

“Advance” means a Variable Advance (including a Rollover Variable Advance) and/or a Fixed Advance.
“Advance Request” means a written request, substantially in the form of Exhibit L to the Agreement, for an Advance made pursuant to Section 2.04.
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.
“Aggregate Debt Service Coverage Ratio” means, for any specified date, the ratio (expressed as a percentage) of—
(a)	the aggregate of the Net Operating Income for the Mortgaged Properties
to
(b)	the Facility Debt Service on the specified date.
“Aggregate Loan to Value Ratio” means, for any specified date, the ratio (expressed as a percentage) of—
(a)	the Advances Outstanding on the specified date,
to
(b)	the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.
“Agreement” means this Master Credit Facility Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to the Agreement, each of which is hereby incorporated into the Agreement by this reference.
“Allocable Facility Amount” means the portion of the Credit Facility allocated to a particular Mortgaged Property by Lender in accordance with the Agreement.
“Amortization Period” means a period of thirty (30) years.
“Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders,
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-2

judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws (as defined in the Security Instrument), (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by the Agreement or any of the other Loan Documents.
“Appraisal” means an appraisal of Multifamily Residential Property conforming to the requirements of Lender for similar loans anticipated to be sold to Fannie Mae and accepted by Lender.
“Appraised Value” means the value set forth in an Appraisal.
“Assignment and Subordination of Management Agreement” means the Master Assignment and Subordination of Management Agreement required by Lender and satisfying Lender’s requirements, as the same may be amended, restated, modified or supplemented from time to time.
“Assignment of Leases and Rents” means an Assignment of Leases and Rents, required by Lender and satisfying Lender’s requirements, as the same may be amended, restated, modified or supplemented from time to time.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect, or any successor statute.
“Bankruptcy Event” shall have the meaning set forth in Section 14.01(b).
“Borrower” means individually and collectively, the Initial Borrower and any Additional Borrower becoming a party to the Agreement and other Loan Documents.
“Borrower Agent” means Camden.
“Borrower Parties” means collectively, Borrower and Guarantor.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-3

“Borrow Up Fee” means, with respect to a Future Advance, made pursuant to Section 2.06, a fee in the amount which is [*].
“Business Day” means a day on which Fannie Mae and Servicer is open for business.
“Calendar Quarter” means, with respect to any year, any of the following three month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December.
“Calendar Year” means the 12-month period from the first day of January to and including the last day of December, and each 12-month period thereafter.
“Camden” means Camden Property Trust, a Texas Real Estate Investment Trust organized under the laws of the State of Texas, and its permitted successors and assigns.
“Camden General Partner” means Camden Summit, Inc., the general partner of Camden Summit.
“Camden Member” means CSP Community Owner Member, LLC, a Delaware limited liability company.
“Camden Summit” means Camden Summit Partnership, L.P., a Delaware limited partnership.
“Cap Rate” means, for each Mortgaged Property, a capitalization rate selected by Lender for use in determining the Valuations, which rate is determined as set forth in Section 2.05(b).
“Cash Collateral Account” means the cash collateral account established pursuant to the Cash Collateral Agreement.
“Cash Collateral Agreement” means a cash collateral, security and custody agreement by and among Fannie Mae, Borrower and a collateral agent for Fannie Mae in the form attached as Exhibit U to the Agreement, as the same may be amended, modified or supplemented from time to time.
“Cash Equivalents” means

*
Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-4

(a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve (12) months from the date of acquisition; and
(b) certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers’ acceptances, having in each case a term of not more than twelve (12) months, issued by any commercial bank having membership in the FDIC, or by any U.S. commercial lender (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P or P-1 by Moody’s; and
(c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s and in either case having a term of not more than twelve (12) months; and
(d) the amount of available balances under any line of credit.
“Cash Interest Rate” means a rate of interest, per annum, established by Fannie Mae for cash loans of similar characteristics then offered by Fannie Mae.
“Certificate of Borrower Parties” means that certain Master Certificate of Borrower Parties executed by the Borrower Parties as of the date hereof, and which must be executed and delivered by the Borrower Parties to Lender from time to time in accordance with the terms of this Agreement, the form of which certificate shall be the same or substantially similar to which the Borrower Parties execute as of the date hereof.
“Change of Control” means the earliest to occur of: (a) the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 50% of the total Voting Equity Capital of Camden then outstanding or (b) the replacement (other than solely by reason of retirement at age sixty-two or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or trustees, if applicable) of the members of the board of directors (or trustees, if applicable) of Camden over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of Camden then still in office who either were members of such board of directors (or trustees, if applicable) at the beginning of such one-year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved or (c) Camden ceases to Control Camden General Partner or (d) Camden General Partner ceases to Control Camden Summit or (e) Camden Summit ceases to Control CSP Community Owner Member LLC or (f) CSP Community Owner Member LLC ceases to Control Borrower (other than Texas Borrower) or (g) Camden ceases to Control Texas Member or (h) Texas Member ceases to Control Texas Borrower.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-5

“Closing Date” means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.
“Collateral” means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower’s obligations under the Loan Documents.
“Collateral Pool” means all of the Collateral.
“Commitment” means, at any time, the sum of the Fixed Facility Commitment and the Variable Facility Commitment.
“Complete Fixed Facility Termination” shall have the meaning set forth in Section 5.02(a).
“Complete Variable Facility Termination” shall have the meaning set forth in Section 5.02(a).
“Compliance Certificate” means a certificate of Borrower substantially in the form of Exhibit F to the Agreement.
“Completion/Repair and Security Agreement” means a Master Completion/Repair and Security Agreement required by Lender and satisfying Lender’s requirements, as the same may be amended, restated, modified or supplemented from time to time.
“Confirmation of Guaranty” means a confirmation of the Guaranty executed by Guarantor in connection with any Request after the Initial Closing, substantially in the form of Exhibit E to the Agreement.
“Confirmation of Obligations” means a Confirmation of Obligations delivered in connection with the addition of an Additional Mortgaged Property or a Substitute Mortgaged Property to the Collateral Pool or a release of a Release Mortgaged Property from the Collateral Pool, dated as of the Closing Date for each such addition, signed by Borrower and Guarantor, pursuant to which Borrower and Guarantor confirm their obligations under the Loan Documents, substantially in the form of Exhibit N to the Agreement.
“Contribution Agreement” means the Contribution Agreement by and among Initial Borrower and each Additional Borrower, as the same may be amended, restated, modified or supplemented from time to time.
“Controlled” (or any variation of such term) of one entity (the “controlled entity”) by another (the “controlling entity”) means that the controlling entity has the power and authority, directly or indirectly, to direct or cause the direction of the management and policies of the controlled entity, by contract or otherwise.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-6

“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.
“Conversion Amendment” means the Master Credit Facility Agreement Conversion Amendment, substantially in the form of Exhibit I to the Agreement, reflecting the conversion of all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment as set forth in Section 1.08.
“Conversion Documents” means the Conversion Amendment, together with an amendment to each Security Document if required by Lender and other applicable Loan Documents, in form and substance satisfactory to Lender, reflecting the change in the Fixed Facility Commitment and the Variable Facility Commitment pursuant to Section 1.08.
“Conversion Request” means a written request, substantially in the form of Exhibit H to the Agreement, to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment pursuant to Section 1.08.
“Coupon Rate” means, with respect to a Variable Advance, the imputed interest rate determined by Lender pursuant to Section 1.05(a) and, with respect to a Fixed Advance, the interest rate determined by Lender pursuant to Section 1.05(b).
“Coverage and LTV Tests” mean, for any specified date, each of the following financial tests:
(a) The Aggregate Debt Service Coverage Ratio is not less than 1.55:1.0 with respect to the portion of the Advances drawn from the Fixed Facility Commitment, and 1.30:1.0 with respect to the portion of the outstanding Advances drawn from the Variable Facility Commitment.
(b) The Aggregate Loan to Value Ratio does not exceed fifty-five percent (55%).
“Credit Facility” means the Fixed Facility and the Variable Facility.
“Credit Facility Termination Documents” means the instruments releasing the Security Instruments as liens on the Mortgaged Properties, UCC-3 Termination Statements terminating the UCC-1 Financing Statements in favor of Lender, and such other documents and instruments necessary to evidence the release of the Collateral from any lien securing the Obligations, and the Notes, all in connection with the termination of the Agreement and the Credit Facility pursuant to Article 5.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-7

“Credit Facility Termination Request” means a written request, substantially in the form of Exhibit R to the Agreement, to terminate the Agreement and the Credit Facility pursuant to Section 5.04(a).
“Debt Service Amounts” shall have the meaning set forth in Section 14.01(a).
“Debt Service Coverage Ratio” means, for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —
(a) the Net Operating Income for the preceding twelve (12) month period for the subject Mortgaged Property to
(b) the Facility Debt Service on the specified date, assuming, for the purpose of calculating the Facility Debt Service for this definition, that Advances Outstanding shall be the Allocable Facility Amount for the subject Mortgaged Property.
“Discount” means, with respect to any Variable Advance, an amount equal to the excess of —
(i) the face amount of the DMBS backed by the Variable Advance, over
(ii) the Price of the DMBS backed by the Variable Advance.
“DMBS” means a mortgage-backed security issued by Fannie Mae which is “backed” by an Advance and has an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the DMBS to participate in the Notes and the Collateral Pool to the extent of such Advance.
“DMBS Commitment” shall have the meaning set forth in Section 2.01(c).
“DMBS Imputed Interest Rate” shall have the meaning set forth in Section 1.05(a).
“DMBS Issue Date” means the date on which an DMBS is issued by Fannie Mae.
“DMBS Delivery Date” means the date on which an DMBS is delivered by Fannie Mae.
“DUS Guide” means the Fannie Mae Delegated Underwriting and Servicing Guide in its present form and as amended, modified, supplemented or reissued from time to time (all references to Parts, Chapters, Sections and other subdivisions of the DUS Guide shall be deemed references to (i) the Parts, Chapters, Sections and other subdivisions in effect on the date of the Agreement and (ii) any successor provisions to such Parts, Chapters, Sections and other subdivisions.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-8

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.
“Event of Default” means any event defined to be an “Event of Default” under Article 11.
“Expansion” means an increase in the Commitment made in accordance with Article 4.
“Expansion Loan Documents” means an additional Variable Facility Note or Fixed Facility Note, as the case may be, increasing the amount of such Note to the amount of the Commitment, as increased in accordance with Article 4 and amendments to the Security Instruments, increasing the maximum amount to be secured by such Security Instruments to the amount of the Commitment.
“Expansion Request” means a written request, substantially in the form of Exhibit O to the Agreement, to obtain an Expansion pursuant to Article 4.
“Facility Debt Service” means —
(a)
For use in determining the Initial Commitment Amount, the sum of the amount of interest and principal amortization that would be payable during the twelve (12) month period immediately succeeding the Initial Closing Date, with respect to the full amount of the initial Commitment, except that, for these purposes:

(i)
the initial amount of the Variable Facility Commitment shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to (A) the Three-Month LIBOR rate plus (B) the Variable Facility Fee plus (C) up to 300 basis points in Lender’s discretion plus (D) any Monthly Cap Escrow Payment for the succeeding twelve (12) month period) in an amount necessary to fully amortize the original principal amount of the Variable Facility Commitment over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and

(ii)
the initial amount of the Fixed Facility Commitment shall be deemed to require level monthly payments of principal and interest (at the Cash Interest Rate for the Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Facility Commitment over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period.

The interest rates described in this clause (a) are hereinafter referred to as the “Underwriting Rates.”
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-9

(b)
For use in determining the additional borrowing capacity created by the addition of Additional Mortgaged Properties, the sum of the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date and Advances to be obtained as a result of the Addition of Additional Mortgaged Properties, except that, for these purposes:

(A)
each Variable Advance Outstanding shall be deemed to require level monthly payments of principal and interest (at a rate equal to (A) the Three-Month LIBOR rate plus (B) the Variable Facility Fee plus (C) up to 300 basis points in Lender’s discretion plus (D) any Monthly Cap Escrow Payment for the succeeding twelve (12) month period) in an amount necessary to fully amortize the original principal amount of the Variable Advance over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and

(B)
each Fixed Advance Outstanding shall require level monthly payments of principal and interest (at the Cash Interest Rate for the Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period; and

(C)
each Fixed Advance to be obtained shall be deemed to require level monthly payments of principal and interest at a rate equal to the estimated Cash Interest Rate for such Fixed Advance in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period.

(c)
For use in determining the Aggregate Debt Service Coverage Ratio, for purposes of determining compliance with the Coverage and LTV Tests, and for other ongoing monitoring purposes, and for purposes of determining Release Prices pursuant to Section 3.04(c) as of any specified date:

the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date, except that, for these purposes:
(A)	each Variable Advance shall be deemed to require level monthly payments of principal and interest (at the Coupon Rate for such Variable Advance) in an amount necessary to fully amortize the
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-10

original principal amount of the Variable Advance over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and

(B)
each Fixed Advance shall require level monthly payments of principal and interest (at the Cash Interest Rate for such Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period.

“Facility Termination Document” means the Amendment of the Master Credit Facility Agreement, substantially in the form of Exhibit Q to the Agreement, evidencing the permanent reduction in the Facility Commitment pursuant to Section 5.02.
“Facility Termination Request” means a written request, substantially in the form of Exhibit P to the Agreement, for a permanent reduction in the Variable Facility Commitment or the Fixed Facility Commitment pursuant to Section 5.02.
“Fannie Mae” means the body corporate duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States.
“Fees” means Addition Fee, Additional Collateral Due Diligence Fees, Borrow Up Fee, Initial Due Diligence Fees, Initial Origination Fee, Release Fee, Substitution Fee, Variable Facility Fee, LOC Fee and any and all other fees specified in the Agreement.
“First Anniversary” means the date that is one year after the Initial Closing Date.
“Fixed Advance” means a loan made by Lender to Borrower under the Fixed Facility Commitment.
“Fixed Facility” means the agreement of Lender to make Fixed Advances to Borrower pursuant to Section 1.01.
“Fixed Facility Availability Period” means the period beginning on the Initial Closing Date and ending on the date five (5) years after the Initial Closing Date.
“Fixed Facility Commitment” means $205,000,000 plus such amount as Borrower may elect to add to or convert to the Fixed Facility Commitment in accordance with Section 1.08 and Article 4 and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.
“Fixed Facility Note” means a promissory note (together will all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto) which will be
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-11

issued by Borrower to Lender, concurrently with the funding of each Fixed Advance, to evidence Borrower’s obligation to repay the Fixed Advance, and which promissory note will be the same or substantially similar in form to the promissory note issued by Borrower to Lender in connection with the Fixed Advance made on the Initial Closing Date.
“Future Advance” means an Advance made after the Initial Closing Date.
“GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied or any other principles required under Applicable Law.
“General Conditions” shall have the meaning set forth in Article 6.
“Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.
“Governmental Authority” means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.
“Gross Revenues” means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g. temporary or nonrecurring income), income not allowed by Lender for similar loans anticipated to be sold to Fannie Mae (e.g. interest income, furniture income, etc.), and the value of any unreflected concessions.
“Guarantor” means Camden and Camden Summit (except that Camden Summit shall not be a guarantor for any guaranteed obligations arising in connection with the Mortgaged Property known as Camden Greenway or Camden Oak Crest) or a substitute Guarantor consented to by Lender.
“Guaranty” means each Guaranty executed by Guarantor as of the date hereof, as the same may be amended, restated, modified or supplemented from time to time.
“Hazardous Substance Activity” means, with respect to any Mortgaged Property, any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials (as defined in the Security Instrument) from, under, into or on such Mortgaged Property in violation of Hazardous Materials Laws (as defined in the Security Instrument), including the discharge of any Hazardous Materials emanating from such Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-12

receptacles containing any Hazardous Materials from or on such Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.
“Hedging Arrangement” means any interest rate swap, interest rate cap or other arrangement, contractual or otherwise, which has the effect of an interest rate swap or interest rate cap or which otherwise (directly or indirectly, derivatively or synthetically) hedges interest rate risk associated with being a debtor of variable rate debt or any agreement or other arrangement to enter into any of the above on a future date or after the occurrence of one or more events in the future.
“Impositions” means, with respect to any Mortgaged Property, all (1) water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under any Security Instrument, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests.
“Indebtedness” means, with respect to any Person, as of any specified date, without duplication, all:
(a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such person has a non-contingent contract to purchase such property);
(b) other indebtedness of such Person that is evidenced by a note, bond, debenture or similar instrument;
(c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;
(d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the District of Columbia) issued or created for the account of such Person;
(e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-13

(f) as to any Person (“guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (“primary obligations”) of any third person (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by such person in good faith.
“Initial Advance” means the Fixed Advance and/or Variable Advance made on the Initial Closing Date in the aggregate amount of $380,000,000.
“Initial Borrower” means each Borrower under this Agreement as of the Initial Closing Date and its permitted successors and assigns.
“Initial Closing Date” means the date of the Agreement.
“Initial Commitment Amount” means $380,000,000.
“Initial Due Diligence Fees” shall have the meaning set forth in Section 10.04(a).
“Initial Mortgaged Properties” means the Multifamily Residential Properties described on Exhibit A to the Agreement and which represent the Multifamily Residential Properties which are made part of the Collateral Pool on the Initial Closing Date.
“Initial Origination Fee” shall have the meaning set forth in Section 10.03(a).
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-14

“Initial Security Instruments” means the Security Instruments covering the Initial Mortgaged Properties.
“Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to the Agreement.
“Interest Rate Cap” shall have the meaning set forth in Section 1.12.
“Interest Rate Cap Documents” means the Pledge, Interest Rate Cap Agreement and any and all other documents required pursuant thereto or hereto or as Lender shall require from time to time in connection with Borrower’s obligation to maintain an Interest Rate Cap for the term of the Variable Facility Commitment.
“Insurance Policy” means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final, temporary or proposed.
“Lease” means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.
“Lender” means Red Mortgage Capital, Inc., an Ohio corporation and any replacement Lender designated by Fannie Mae, and its successors and assigns.
“Letter of Credit” means a letter of credit issued by an LOC Bank satisfactory to Fannie Mae naming Fannie Mae as beneficiary, in form and substance as attached hereto as Exhibit V-1 or Exhibit V-2, as applicable.
“Lien” means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).
“Liquidity” means, at any time, the amount of cash and Cash Equivalents owned by a Person.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-15

“Loan Document Taxes” shall have the meaning set forth in Section 8.10.
“Loan Documents” means the Agreement, the Notes, the Security Documents, the Guaranty, all documents executed by Borrower or Guarantor pursuant to the General Conditions set forth in Section 6.01 of the Agreement and any other documents executed by Borrower or Guarantor from time to time in connection with the Agreement or the transactions contemplated by the Agreement.
“Loan to Value Ratio” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —
(a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date, to
(b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.
“LOC Bank” means any financial institution issuing the Letter of Credit and meeting the requirements set forth in Section 6.15(a).
“Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of Borrower or Guarantor, as applicable, to the extent specifically referred to in the applicable provision of the applicable Loan Document, (b) the present or future ability of Borrower to perform the Obligations for which it is liable, or of Guarantor to perform its obligations under the Guaranty, as the case may be, to the extent specifically referred to in the applicable provision of the applicable Loan Document, (c) the validity, priority, perfection or enforceability of the Agreement or any other Loan Document or the rights or remedies of Lender under any Loan Document, or (d) the value of, or Lender’s ability to have recourse against, any Mortgaged Property.
“Maximum Annual Coupon Rate” shall have the meaning set forth in Section 2.01(b).
“Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-16

“Mortgaged Properties” means, collectively, the Additional Mortgaged Properties, the Substitute Mortgaged Properties, and the Initial Mortgaged Properties, but excluding each Release Mortgaged Property from and after the date of its release from the Collateral Pool.
“Multiemployer Plan” has the meaning set forth in Section 4001(a)(3) of ERISA.
“Multifamily Residential Property” means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Chapter 2 of Part III of the DUS Guide (Property Requirements).
“Net Operating Income” means, for any specified period, with respect to any Mortgaged Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by a Borrower or an Affiliate of a Borrower for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was owned by a Borrower or an Affiliate of a Borrower shall be the Mortgaged Property’s pro forma net operating income determined by Lender in accordance with the underwriting procedures set forth by Lender for similar loans anticipated to be sold to Fannie Mae.
“Net Worth” means, as of any specified date, for any Person, the excess of the Person’s assets over the Person’s liabilities, determined in accordance with GAAP on a consolidated basis, provided that all real property shall be valued on an undepreciated basis.
“Note” means any Fixed Facility Note and/or any Variable Facility Note.
“Obligations” means the aggregate of the obligations of Borrower and Guarantor under the Agreement and the other Loan Documents.
“Operating Expenses” means, for any period, with respect to any Mortgaged Property, all expenses in respect of such Mortgaged Property, as determined by Lender based on the certified operating statement for such specified period as adjusted to provide for the following: (i) all appropriate types of expenses, including a management fee, deposits for the replacement reserves (whether funded or not), and deposits for completion/repair reserves are included in the total operating expense figure; (ii) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (iii) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.).
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-17

“Organizational Certificate” means, collectively, certificates from Borrower and Guarantor to Lender, in the form of Exhibits G-1 and G-2 to the Agreement, certifying as to certain organizational matters with respect to each Borrower and Guarantor.
“Organizational Documents” means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.
“Outstanding” or “outstanding” means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, to the extent not repaid in full as of the specified date.
“Ownership Interests” means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permits” means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower’s business.
“Permitted Liens” means, with respect to a Mortgaged Property, (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by Lender, (ii) the Security Instrument encumbering the Mortgaged Property, (iii) any other Liens approved by Lender, (iv) mechanics liens provided the same is removed or bonded within thirty (30) days of notice of filing, and (v) real estate taxes and water and sewer and other utility charges that are a lien but not yet due and payable.
“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).
“Plan” means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other agreement under which more than one employer makes contributions and
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-18

to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions.
“Pledge, Interest Rate Cap Agreement” means that certain Pledge, Interest Rate Cap Reserve and Security Agreement executed by the Borrowers as of the date hereof, as the same may be amended, restated, modified or supplemented from time to time.
“Potential Event of Default” means any event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default.
“Price” means, with respect to an Advance, the proceeds of the sale of the DMBS backed by the Advance.
“Property” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.
“Rate Form” means the completed and executed document from Borrower to Lender pursuant to Section 2.01(b), substantially in the form of Exhibit J to the Agreement, specifying the terms and conditions of the DMBS to be issued for the requested Advance.
“Rate Setting Date” shall have the meaning set forth in Section 2.01(b).
“Release Documents” mean instruments releasing the applicable Security Instrument as a Lien on a Mortgaged Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the release of such Mortgaged Property from the Collateral Pool.
“Release Fee” means with respect to any Release effected in accordance with Section 3.04(c), a fee in the amount of $5,000 per Release Mortgaged Property.
“Release Mortgaged Property” means the Mortgaged Property to be released pursuant to Article 3.
“Release Price” shall have the meaning set forth in Section 3.04(c).
“Release Request” means a written request, substantially in the form of Exhibit M to the Agreement, to obtain a release of Collateral from the Collateral Pool pursuant to Section 3.04(a).
“Remaining Mortgaged Properties” shall have the meaning set forth in Section 6.05(f).
“Rent Roll” means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243 or on another form approved by Lender and containing substantially the same information as Form 4243 requires, it being acknowledged that the forms attached hereto as Exhibit X are satisfactory to Lender.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-19

“Replacement Reserve Agreement” means a Master Replacement Reserve and Security Agreement required by Lender, and satisfying Lender’s requirements, as the same may be amended, modified or supplemented from time to time.
“Request” means an Advance Request, an Addition Request, an Expansion Request, a Release Request, a Substitution Request, a Conversion Request, a Credit Facility Termination Request, or a Facility Termination Request.
“Required Escrow Payments” has the meaning given that term in Section 13.01(a) of this Agreement.
“Rescinded Payment” has the meaning given that term in Section 14.10 of this Agreement.
“Rollover Variable Advance” means a Variable Advance made solely to refinance an existing Variable Advance on the maturity date of such Variable Advance.
“S&P” shall mean Standard & Poor’s Credit Markets Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency.
“Security” means a “security” as set forth in Section 2(1) of the Securities Act of 1933, as amended.
“Security Documents” means the Security Instruments, the Replacement Reserve Agreement, the Completion/Repair and Security Agreement and any other documents executed by Borrower from time to time to secure any of Borrower’s obligations under the Loan Documents.
“Security Instrument” means, for each Mortgaged Property, a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Lender to secure the obligations of Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the Commitment in effect from time to time.
“Senior Management” means (i) Richard J. Campo, (ii) D. Keith Oden and (iii) Dennis M. Steen.
“Servicer” means a multifamily seller and servicer approved by Fannie Mae, which initially shall be Red Mortgage Capital, Inc., an Ohio corporation, and any permitted successor or assign.
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-20

“Single-Purpose” means, with respect to a Person that is any form of partnership or corporation or limited liability company, that such Person at all times since its formation:
(i)	has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

(ii)	has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;

(iii)	has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

(iv)	has observed all customary formalities regarding its partnership or corporate existence, as the case may be;

(v)	has accurately maintained its income and expense statements, records and other partnership or corporate documents separate from those of any other Person;

(vi)	has not commingled its assets or funds with those of any other Person;

(vii)
has identified itself in all dealings with creditors (other than trade creditors in the ordinary course of business and creditors for the construction of improvements to property on which such Person has a non-contingent contract to purchase such property) under its own name and as a separate and distinct entity;

(viii)	has been adequately capitalized in light of its contemplated business operations;

(ix)
has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person;

(x)	has not acquired obligations or securities of any other Person;

(xi)	in relation to a Borrower, except for loans made in the ordinary course of business to Affiliates, has not made loans or advances to any other Person;

(xii)
has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm’s-length transaction with an unrelated third party;

(xiii)	has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations;
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-21

(xiv)	has allocated fairly and reasonably any overhead for shared office space;

(xv)	has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code; and

(xvi)	has complied with the requirements of Section 33 of the Security Instrument.
“Substitution” shall have the meaning set forth in Section 3.05(a).
“Substitution Fee” means with respect to any Substitution effected in accordance with Section 3.05, a fee in the amount which is [*].
“Substitution Request” means the written request to add a Substitute Mortgaged Property to the Collateral Pool pursuant to Section 3.05, Section 3.06 and Section 3.07.
“Survey” means the as-built survey of each Mortgaged Property prepared in accordance with Lender’s requirements for similar loans that are anticipated to be sold to Fannie Mae.
“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.
“Targeted Entity” means individually and collectively, Borrower, Guarantor, Camden Member, Camden General Partner and Texas Member.
“Term of this Agreement” shall be determined as provided in Section 15.10.
“Termination Date” means, at any time during which Fixed Advances are Outstanding, the latest maturity date for any Fixed Advance Outstanding, and, at any time during which Fixed Advances are not Outstanding, the Variable Facility Termination Date.
“Texas Borrower” means CPT Community Owner LLC, a Delaware limited liability company.
“Texas Member” means CPT Community Owner Member, LLC, a Delaware limited liability company.

*
Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-22

“Three-Month LIBOR” means the London interbank offered rate for three-month U.S. dollar deposits, as such rate is reported in The Wall Street Journal. In the event that a rate is not published for Three-Month LIBOR, then the nearest equivalent duration London interbank offered rate for U.S. Dollar deposits shall be selected at Lender’s reasonable discretion. If the publication of Three-Month LIBOR is discontinued, Lender shall determine such rate from another equivalent source selected by Lender in its reasonable discretion.
“Title Company” means Fidelity National Title Insurance Company.
“Title Insurance Policies” means the mortgagee’s policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to Lender’s requirements for similar loans anticipated to be sold to Fannie Mae, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as Lender may, from time to time, consider necessary or appropriate, including variable credit endorsements, if available, and tie-in endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in sections of the Stipulations and Conditions of the policy relating to a Determination and Extent of Liability) equal to the Commitment.
“Transfer” means
(1) as used with respect to ownership interests in a Targeted Entity (i) a sale, assignment, pledge, transfer or other disposition of any ownership interest in a Targeted Entity (ii) the issuance or other creation of new ownership interests in a Targeted Entity or (iii) a merger or consolidation of Targeted Entity into another entity or of another entity into Targeted Entity, as the case may be or (iv) the reconstitution of Targeted Entity from one type of entity to another type of entity, or (v) the amendment, modification or any other change in the governing instrument or instruments of Targeted Entity which has the effect of materially changing the relative powers, rights, privileges, voting rights or economic interests of the ownership interests in such Targeted Entity.
(2) as used with respect to ownership interests in a Mortgaged Property, (i) a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien (other than a Permitted Lien), encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof. Transfer does not include a conveyance of a Mortgaged Property at a judicial or non-judicial foreclosure sale under any security instrument or the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the Bankruptcy Code.
“Underwriting Requirements” means Lender’s overall underwriting requirements for multifamily residential properties in connection with loans anticipated to be sold to Fannie Mae as set forth in the DUS Guide, including, without limitation, requirements relating to Appraisals, physical needs assessments, environmental site assessments, and exit strategies, as such
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-23

requirements may be amended, modified, updated, superseded, supplemented or replaced from time to time.
“Valuation” means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing—
(i) the Net Operating Income of such Multifamily Residential Property, by
(ii) the most recent Cap Rate determined by Lender.
Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the first anniversary of the date on which the Multifamily Residential Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.
“Variable Advance” means a loan made by Lender to Borrower under the Variable Facility Commitment.
“Variable Facility” means the agreement of Lender to make Variable Advances to Borrower pursuant to Section 1.01.
“Variable Facility Availability Period” means the period beginning on the Initial Closing Date and ending on the date five (5) years after the Initial Closing Date.
“Variable Facility Commitment” means an aggregate amount of $175,000,000 which shall be evidenced by the Variable Facility Note, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08, and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.
“Variable Facility Fee” means (i) [*] for a Variable Advance drawn from the Variable Facility Commitment in effect on or prior to the First Anniversary (whether or not drawn by such date), and (ii) for any Variable Advance drawn from any portion of the Variable Facility.

*
Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-24

Commitment increased pursuant to Article 4 after the period ending on the First Anniversary, the number of basis points per annum determined at the time of such increase by Lender as the Variable Facility Fee for such Variable Advance.
“Variable Facility Note” means the promissory note (together with all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto), which has been issued by Borrower to Lender to evidence Borrower’s obligation to repay Variable Advances, and which promissory note will be the same or substantially similar in form to the promissory note issued by Borrower to Lender in connection with the Variable Advance made on the Initial Closing Date.
“Variable Facility Termination Date” means October 1, 2018.
“Voting Equity Capital” shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).
Master Credit Facility Agreement
Definitions
Camden 2008

Appendix I-25